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CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OM ASSET MANAGEMENT PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

OM ASSET MANAGEMENT PLC

5th Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom

NOTICE OF 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Holders of Ordinary Shares of OM Asset Management plc:

        Notice is hereby given that the 2015 annual general meeting of shareholders (the "Annual Meeting") of OM Asset Management plc (the "Company") will be held at 2 p.m. Eastern Time on Friday, May 1, 2015 at the Harvard Club of New York City, 35 West 44th Street, New York, NY 10036.

        Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your ordinary shares of the Company, nominal value $0.001 per share (the "Ordinary Shares"), are described in the accompanying proxy statement.

        At the Annual Meeting, you will be asked to consider and vote on the following proposals:

  1.
  Proposal 1—Ordinary resolutions to elect directors of the Company:

    To elect, by way of separate resolutions, seven directors to serve on the Company's Board of Directors (the "Board") until the Company's 2016 Annual General Meeting and until their respective successors are duly elected and qualified, on the following basis:

    1.01—To re-elect Mr. Bain as a director of the Company;

    1.02—To re-elect Mr. Roberts as a director of the Company;

    1.03—To re-elect Mr. Gladman as a director of the Company;

    1.04—To re-elect Ms. Legg as a director of the Company;

    1.05—To re-elect Mr. Ritchie as a director of the Company;

    1.06—To re-elect Mr. Rogers as a director of the Company; and

    1.07—To re-elect Mr. Schneider as a director of the Company.

  2.
  Proposal 2—Ordinary resolution regarding ratification of independent registered public accounting firm:

    To ratify the appointment of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the year ending December 31, 2015.

  3.
  Proposal 3—Ordinary resolution to appoint KPMG as our statutory auditor:

    To appoint KPMG as the Company's U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the Company's next Annual General Meeting at which accounts are laid before the Company).

  4.
  Proposal 4—Ordinary resolution regarding our U.K. statutory auditor's remuneration:

    To authorize the directors to determine the remuneration of KPMG as the Company's U.K. statutory auditor.

  5.
  Proposal 5—Advisory resolution on executive compensation:

    To approve, on an advisory basis, the compensation of the Company's named executive officers as described in the accompanying proxy statement under the section titled "Executive Compensation", including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in such proxy statement.

  6.
  Proposal 6—Advisory resolution on frequency of holding an advisory vote on executive compensation.

    To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.

  7.
  Proposal 7—Ordinary resolution on our directors' remuneration policy:

    To receive and approve the directors' remuneration policy contained in Appendix A to the accompanying proxy statement for the three-year period commencing on May 1, 2015 and ending on April 30, 2018.

  8.
  Proposal 8—Ordinary resolution on the directors' remuneration report:

    To approve, on an advisory basis, the directors' remuneration report (other than the directors' remuneration policy) contained in Appendix A to the accompanying proxy statement, for the period commencing with the date of incorporation of the Company and ending December 31, 2014.

  9.
  Proposal 9—Special resolution to adopt new Articles of Association (the "New Articles").

    To approve that the draft articles of association to be produced at the Annual Meeting and, for the purposes of identification, initialed by the Chairman, be adopted as the articles of association of the Company in substitution for, and to the exclusion of, the existing articles of association of the Company (the "Existing Articles"), in order to clarify certain matters set forth in the Existing Articles relating to depositaries that hold the Company's shares.

  10.
  Other business.

    To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

THE BOARD RECOMMENDS THE APPROVAL OF EACH OF THE ABOVE PROPOSALS AND A VOTE FOR A FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION EVERY YEAR. SUCH OTHER BUSINESS WILL BE TRANSACTED AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        The Company is a public limited company incorporated under the laws of England and Wales. In accordance with the Existing Articles, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Resolutions 1, 2, 3, 4, 5, 6, 7 and 8 will be proposed as ordinary resolutions, which under applicable law means that the resolution must be passed by a simple majority of the total voting rights of the shareholders who vote on such resolution, whether in person or by proxy. Resolution 9 will be proposed as a special resolution, which under applicable law means that the resolution must be approved by the holders of at least 75% of the total voting rights of the shareholders who vote on such resolution, whether in person or by proxy.

        You may vote if you were the record owner of Ordinary Shares at the close of business on April 2, 2015. A list of shareholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our registered office.

        All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote in accordance with the instructions set forth in this proxy statement and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MOLLY S. MUGLER Molly S. Mugler Secretary

5th Floor, Millennium Bridge House, 2 Lambeth Hill
London EC4V 4GG, United Kingdom
April [    ], 2015

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

OM ASSET MANAGEMENT PLC
5th Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom

PROXY STATEMENT FOR OM ASSET MANAGEMENT PLC

2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2015

        This proxy statement, along with the accompanying notice of the 2015 annual general meeting of shareholders (the "Annual Meeting"), contains information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 2 p.m. Eastern Time on Friday, May 1, 2015 at the Harvard Club of New York City, 35 West 44th Street, New York, NY 10036.

        In this proxy statement, we refer to OM Asset Management plc as "OMAM," "the Company," "we" and "us." Unless we state otherwise or the context otherwise requires, references in this proxy statement to "Affiliates" or an "Affiliate" refer to the asset management firms in which we have an ownership interest.

        This proxy statement relates to the solicitation of proxies by our Board of Directors (the "Board") for use at the Annual Meeting.

        On April [    ], 2015, we sent to our shareholders of record as of April 2, 2015 this proxy statement, the attached Notice of Annual Meeting and the accompanying proxy card. On April [    ], 2015, we sent to our shareholders of record as of April 2, 2015 our Annual Report to Shareholders on Form 10-K. As permitted by the rules of the Securities and Exchange Commission (the "SEC"), we are also making our proxy materials, including the Notice of Annual Meeting, this proxy statement and the accompanying proxy card and our Annual Report to Shareholders on Form 10-K (collectively, the "proxy materials") available to all shareholders electronically via the Internet.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 1, 2015

        This proxy statement is available for viewing, printing and downloading at www.omam.com. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2014 on the website of the SEC at www.sec.gov, or in the "Public Filings" section of the "Investor Relations" section of our website at www.omam.com.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

        The Board is soliciting your proxy to vote at the Annual Meeting to be held at 2 p.m. Eastern Time on Friday, May 1, 2015 at the Harvard Club of New York City, 35 West 44th Street, New York, NY 10036 and any adjournments or postponement of the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

        We have made available to you on the Internet and/or have sent you this proxy statement, the Notice of Annual Meeting, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 because you owned ordinary shares of the Company, nominal value $0.001 per share (the "Ordinary Shares"), on the record date of April 2, 2015 (the "record date"). The Company completed distribution of the proxy materials to shareholders by April [    ], 2015.

Who Can Vote?

        Only shareholders who owned the Ordinary Shares at the close of business on the record date are entitled to attend and vote at the Annual Meeting. On the record date, there were 120,536,829 Ordinary Shares outstanding and entitled to vote. The Ordinary Shares are our only class of voting shares.

        If you are a shareholder who is entitled to attend and vote at the Annual Meeting, you are entitled to appoint a proxy to exercise all of your rights to attend, speak and vote at the Annual Meeting and you should have received a proxy card with this proxy statement. You can only appoint a proxy using the procedures set out in these notes and the notes to the proxy card.

        A proxy does not need to be a shareholder of the Company but must attend the meeting to represent you. You may appoint more than one proxy provided that each proxy is appointed to exercise rights attached to different shares. You may not appoint more than one proxy to exercise rights attached to any one share.

        Appointment of a proxy does not preclude you from attending the Annual Meeting and voting in person. If you have appointed a proxy and attend the Annual Meeting and vote in person, your proxy appointment will be automatically terminated.

        In the case of joint holders, where more than one of the joint holders completes a proxy card, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company's register of members in respect of the joint holding (the first-named being the most senior).

        A corporation which is a shareholder can appoint one or more corporate representatives who may exercise, on its behalf, all its powers as a shareholder, provided that no more than one corporate representative exercises powers over the same share.

        You do not need to attend the Annual Meeting to vote your Ordinary Shares. Ordinary Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see "May I Change or Revoke My Proxy?" below.

How Many Votes Do I Have?

        Each Ordinary Share that you own entitles you to one vote.

How Do I Vote?

        Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Ordinary Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Ordinary Shares should be voted for, withheld or abstain for each nominee for director, whether your Ordinary Shares should be voted for one year, two years, three years or abstain with respect to the frequency of voting on the compensation of our named executive officers, and whether your Ordinary Shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your Ordinary Shares will be voted in accordance with the Board's recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Ordinary Shares are registered directly in your name through our share transfer agent, Computershare Trust Company, N.A., or you have share certificates registered in your name, you may vote:

  •
  By Internet or by telephone.  Follow the instructions included in the proxy card to vote by Internet or telephone.

  •
  By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your Ordinary Shares voted, they will be voted in accordance with the Board's recommendations as noted below.

  •
  In person at the Annual Meeting.  If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

        Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone or through the Internet, such instructions must be received by 1:00 a.m. U.S. Central time, on Friday, May 1, 2015, the day of the Annual Meeting. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted in accordance with the Board's recommendations as noted below.

        If your Ordinary Shares are held in "street name" (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your Ordinary Shares to be voted. Telephone and Internet voting also will be offered to shareholders owning Ordinary Shares through certain banks and brokers. If your Ordinary Shares are not registered in your own name and you plan to vote your Ordinary Shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board Recommend That I Vote on the Proposals?

        The Board recommends that you vote as follows:

  •
  "FOR" the election of all nominees for director named in this proxy statement (in each case to be approved by way of a separate ordinary resolution);

  •
  "FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for the 2015 fiscal year by way of ordinary resolution;

  •
  "FOR" the appointment of KPMG as our U.K. statutory auditor by way of ordinary resolution;

  •
  "FOR" authorizing the Board to determine remuneration of KPMG by way of ordinary resolution;

  •
  "FOR" advisory approval of the compensation of our named executive officers by way of ordinary resolution;

  •
  "FOR" holding an advisory vote on the compensation of our named executive officers every year by way of ordinary resolution;

  •
  "FOR" receipt and approval of the directors' remuneration policy by way of ordinary resolution;

  •
  "FOR" approval of the directors' remuneration report by way of ordinary resolution; and

  •
  "FOR" the adoption of the New Articles by way of special resolution.

        If any other matter is presented at the Annual Meeting, your proxy provides that your Ordinary Shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

        If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

  •
  if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

  •
  by re-voting by Internet or by telephone as instructed above;

  •
  by notifying the Company Secretary in writing before the Annual Meeting that you have revoked your proxy; or

  •
  by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

        Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

        You may receive more than one notice or proxy card if you hold Ordinary Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under "How Do I Vote?" for each account to ensure that all of your Ordinary Shares are voted.

Will My Ordinary Shares be Voted if I Do Not Vote?

        If your Ordinary Shares are registered in your name or if you have share certificates, they will not be counted if you do not vote as described above under "How Do I Vote?" If your Ordinary Shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your Ordinary Shares as described above, the bank, broker or other nominee that holds your Ordinary Shares has the authority to vote your unvoted Ordinary Shares on certain routine matters without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your Ordinary Shares will be voted at the Annual Meeting and in the manner you desire. A "broker non-vote" will occur if your broker cannot vote your Ordinary Shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

        Your bank, broker or other nominee is prohibited from voting your uninstructed Ordinary Shares on certain non-routine matters. Thus, if you hold your Ordinary Shares in street name and you do not instruct your bank, broker or other nominee how to vote with respect to the non-routine matters, votes will not be cast on such proposals on your behalf.

What proposals are considered "routine" or "non-routine"?

        Proposals 2, 3 and 4 (ratification of the appointment of KPMG as the Company's independent registered public accounting firm for 2015, appointment of KPMG as our U.K. statutory auditor and authorizing our Board to determine auditor remuneration) are each considered a routine matter under the rules of the New York Stock Exchange (the "NYSE"). A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 2, 3 or 4.

        Proposals 1, 5, 6, 7, 8 and 9 (the election of directors, the advisory vote on executive compensation, the advisory vote on the frequency of the advisory vote on executive compensation, the vote on the directors' remuneration policy, the advisory vote on the directors' remuneration report and the adoption of the New Articles in substitution of and to the exclusion of, the Existing Articles) are matters considered non-routine under the rules of the NYSE (the "NYSE Rules"). A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 5, 6, 7, 8 and 9.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Computershare Trust Company, N.A., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. In addition, we are required to file on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the Annual Meeting or sixty calendar days prior to the deadline for submission of shareholder proposals set forth in this proxy statement under the heading "Shareholder Proposals and Nominations for Director" our decision on how frequently we will include a shareholder vote on the compensation of our named executive officers in our proxy materials.

What Are the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their beneficial owners and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

        The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding Ordinary Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

        The Annual Meeting will be held at 2 p.m. Eastern Time on Friday, May 1, 2015 at the Harvard Club of New York City, 35 West 44th Street, New York, NY 10036. When you arrive at the Harvard Club, signs will direct you to the appropriate meeting rooms. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

        SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

        If your household received a single notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling their toll free number, 1-866-281-0717.

        If you do not wish to participate in "householding" and would like to receive your own set of the Company's proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another OMAM shareholder and together both of you would like to receive only a singleset of proxy materials, follow these instructions:

  •
  If your Ordinary Shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling them at 1-866-281-0717 or writing them at Computershare Trust Company, N.A., P.O. BOX 30170, College Station, TX, 77842.

  •
  If a broker or other nominee holds your Ordinary Shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Website Publication of Audit Concerns

        Under section 527 of the UK Companies Act 2006, a shareholder or shareholders meeting the criteria set out in the following paragraphs, have the right to request the Company to publish on its website a statement setting out any matter that such shareholders propose to raise at the annual meeting relating to the audit of the Company's accounts.

        Where the Company is required to publish such a statement on its website:

  •
  it may not require the shareholders making the request to pay any expenses incurred by the Company in complying with the request;

  •
  it must forward the statement to the Company's auditors no later than the time the statement is made available on the Company's website; and

  •
  the statement must be dealt with as part of the business of the annual meeting.

        The request (i) may be in hard copy form or in electric form, (ii) must either set out the statement in full or, if supporting a statement sent by another shareholder, clearly identify the statement which is being supported, (iii) must be authenticated by the person or persons making it, and (iv) must be received by the Company at least one week before the meeting.

        In order to be able to exercise the shareholders' right to require the Company to publish audit concerns, the relevant request must be made by either (a) a shareholder or shareholders having a right to vote at the annual meeting and holding at least 5% of the issued and outstanding Ordinary Shares of the Company, or (b) at least 100 shareholders having a right to vote at the annual meeting and holding, on average, at least £100 of paid up share capital.

        Where a shareholder or shareholders wish to request the Company to publish audit concerns, such request must be made by either sending (a) a hard copy request which is signed by the relevant shareholder(s), stating their full name(s) and address(es) to OM Asset Management plc, 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG Attention: Company Secretary, or (b) a request which states the full name(s) and address(es) of the relevant shareholder(s) to info@omam.com. Any e-mail addressed to the Company pursuant to sub-paragraph (b) above should be entitled "AGM—Shareholder Audit Concerns" in the subject line of the e-mail.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our business and affairs are managed under the direction of our Board. On February 4, 2015, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Messrs. Peter L. Bain, Julian Roberts, Ian D. Gladman, James J. Ritchie, John D. Rogers and Donald J. Schneider and Ms. Kyle Prechtl Legg for election at the Annual Meeting to serve as directors, until their respective successors have been elected and qualified. Each of the nominees is currently serving as a director of the Company.

        Set forth below are the names of the nominees, their ages, their offices in the Company, if any, their principal past occupations or past employment, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board's conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below. The biographical and other background information set forth below concerning each nominee for re-election as a director is as of April [    ], 2015.

Name	Age	Position with the Company
Mr. Peter L. Bain	56	President, Chief Executive Officer and Director
Mr. Julian Roberts	57	Chairman of the Board
Mr. Ian D. Gladman	50	Director
Ms. Kyle Prechtl Legg	63	Director
Mr. James J. Ritchie	60	Director
Mr. John D. Rogers	53	Director
Mr. Donald J. Schneider	57	Director

        Each of the seven directors will be elected by way of a separate ordinary resolution. A shareholder may (i) vote for the election of a nominee for director, (ii) withhold their vote for the election of a nominee for director or (iii) abstain from voting for a nominee for director.

        Unless a proxy contains instructions to the contrary, it is intended that the proxies will be voted FOR each of the separate resolutions relating to the re-election of each of the seven nominees for director named above, to hold office until the 2016 annual general meeting of shareholders or until their respective successors are duly elected and qualified. We have no reason to believe that any of the nominees will not be available to serve as a director. However, if any nominee should become unavailable to serve for any reason, the proxies will be voted for such substitute nominees as may be designated by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF ALL NOMINEES.

        Peter L. Bain is our President, Chief Executive Officer and a member of our Executive Management Team. Mr. Bain has held these positions since joining OMAM Inc. in February 2011. Mr. Bain has also been a director of the Company since 2014 and a director of OMAM Inc., our limited U.S.-based holding company for our affiliate firms, since February 2011. Mr. Bain is responsible for all aspects of our operations, including corporate strategy and development. Mr. Bain also is a member of the Group Executive Committee of Old Mutual plc (our "Parent"). Prior to joining OMAM Inc., Mr. Bain held executive positions with Legg Mason, Inc., a global asset management company, from June 2000 until March 2009, including senior executive vice president and head of affiliate management and corporate strategy from 2008 until March 2009 and chief administrative officer from 2003 until 2006. From March 2009 until February 2011, Mr. Bain was not employed. Mr. Bain received a B.A. in American Studies from Trinity College, where he was elected to Phi Beta Kappa and graduated with honors in general scholarship, and a J.D. from Harvard Law School.

        Mr. Bain's qualifications to serve on our Board include his extensive business, finance, distribution, marketing and leadership skills gained and developed through years of experience in the financial services industry. In particular, Mr. Bain has overseen a substantial number of transactions in the asset management sector and has significant expertise in identifying, structuring and executing strategic acquisitions, as well as in managing boutique firms post-acquisition. These skills, combined with Mr. Bain's extensive knowledge of our business and our industry, will enable him to provide valuable insights to the Board on the strategic direction of our Company.

        Julian Roberts has been the Chairman of our Board since 2014. Mr. Roberts has been the Group Chief Executive of our Parent since September 2008 and a director of our Parent since August 2000. During his tenure as Chief Executive of our Parent, Mr. Roberts led the successful recapitalization of our Parent through the sale of non-core businesses in the U.S. and Europe and is responsible for our Parent's strategy and values. Mr. Roberts is a non-executive director of Nedbank Group Limited, Nedbank Limited and Old Mutual Life Assurance Company (South Africa) Limited ("OMLACSA"). He joined our Parent in August 2000 as Group Finance Director, moving on to become the group chief executive of Skandia, an investment services firm, following its purchase by our Parent in February 2006. Prior to joining our Parent, he was the group finance director of Sun Life & Provincial Holdings plc, an insurance company, and, before that, the chief financial officer of Aon UK Holdings Limited, a professional services company.

        Mr. Roberts received a BA in accountancy and business law from the University of Stirling. He is a Fellow of the Institute of Chartered Accountants, a Member of the Association of Corporate Treasurers and a Member of TheCityUK.

        Mr. Roberts's qualifications to serve on our Board include his extensive business, finance, operational and leadership skills gained and developed through years of experience in the financial services industry. In particular, Mr. Roberts has substantial experience managing and leading a firm in the financial services industry. These skills, combined with Mr. Roberts' extensive knowledge of our business and our industry, will enable him to provide valuable insights to the Board on our strategic direction.

        Ian D. Gladman has been a member of our Board since 2014. Since January 2012, Mr. Gladman has been the Group Strategy Director and a member of the Group Executive Committee of our Parent. He previously worked at UBS Investment Bank ("UBS") for sixteen years where his most recent position, commencing in March 2008 and ending in June 2010, was as Co-Head of Financial Institutions, EMEA, covering a range of U.K. and European insurance companies, banks and asset managers. During his time at UBS, Mr. Gladman advised a number of asset managers on initial public offerings and other strategic transactions. While at UBS, Mr. Gladman also served as Head of Corporate Finance South Africa from 1998 to 2001, during which time he led the local UBS team advising our Parent on its demutualization and original listing. Prior to joining UBS, Mr. Gladman worked at Goldman Sachs and JP Morgan. Mr. Gladman was appointed a non-executive director of Nedbank Group Limited in June 2012 and serves on the Group Credit Committee, Group Risk and Capital Management Committees, Group Finance and Oversight Committee and Large-Exposure Approval Committee of Nedbank. Mr. Gladman is also a director of Rogge Global Partners plc and UAM UK Holdings Ltd. Mr. Gladman received a B.A. in History from Christ's College, Cambridge. Mr. Gladman took sabbatical leave from UBS from June 2010 until June 2011. From June 2011 until January 2012, he was not employed.

        Mr. Gladman's qualifications to serve on our Board include his in-depth knowledge and experience in financial services, in particular his experience in the asset management sector, which has included working with numerous companies on advisory and capital markets transactions. In addition, Mr. Gladman has deep experience in both the debt and equity global capital markets and has worked with investors in a range of jurisdictions. He has worked on numerous initial public offerings, rights issues, demutualizations and other listings in the United Kingdom, U.S. and other markets.

        Kyle Prechtl Legg has been a member of our Board since 2014. Ms. Legg is the former Chief Executive Officer of Legg Mason Capital Management (now ClearBridge Investments), an investment management firm and equity affiliate of Legg Mason, Inc., where she served as Chief Executive Officer from 2006 until her retirement in 2009 and as President from 1997 to 2006. Ms. Legg joined Legg Mason in 1991 as a Vice President and Senior Analyst. At Legg Mason, Ms. Legg built a leading global equity investment management business serving high-end institutional clients, including some of the world's largest sovereign wealth funds, domestic and foreign company pension plans, corporate funds, endowments, and foundations. Prior to joining Legg Mason, Ms. Legg began her career as a Securities Analyst at Alex Brown & Sons. Ms. Legg currently is a member of the board of directors, audit committee and executive committee, and is chair of the compensation committee, of SunTrust Banks, Inc. Ms. Legg previously served as a director of Eastman Kodak Company from September 2010 to September 2013 and as a member of its Corporate Responsibility and Governance Committee and its Executive Compensation and Development Committee. Ms. Legg, a Chartered Financial Analyst, received a B.A. in mathematics from Goucher College, a J.D. from the University of Baltimore and an M.B.A. from Loyola College.

        Ms. Legg's deep investment, financial, and executive leadership experience, including experience with a regulated financial institution, qualify her to serve on our Board.

        James J. Ritchie has been a member of our Board since 2014. Mr. Ritchie has served as a director of OMAM Inc. since January 2007 and as chairman and a member of the audit and risk committee of the board of directors of OMAM Inc. since August 2007. Mr. Ritchie also has served as a member of the board and chairman of the audit committee of Kinsale Capital Group, Ltd. since January 2013 and as a member of the board and chairman of the audit committee of Old Mutual (Bermuda) Ltd. since February 2009. Mr. Ritchie's former board experience includes: member of the board and chairman of the audit committee of Ceres Group, Inc.; member and non-executive chairman of the board and member of the compensation committee of Fidelity & Guaranty Life Insurance Company (formerly Old Mutual Financial Life Insurance Company, Inc.); member of the board and member of the audit and compensation committees of KMG America Corporation; member of the board, chairman of the audit committee and member of the compensation committee of Lloyd's Syndicate 4000; and member and non-executive chairman of the board and former chairman of the audit committee of Quanta Capital Holdings Ltd. From 2001 until his retirement in 2003, Mr. Ritchie served as managing director and chief financial officer of White Mountains Insurance Group, Ltd.'s OneBeacon Insurance Company, a specialty insurance company, and as the group chief financial officer for White Mountains Insurance Group, Ltd., a financial services holding company. From 1986 through 2000, Mr. Ritchie held various positions with CIGNA Corporation, an insurance company, including chief financial officer of the company's international division and head of its internal audit division. Mr. Ritchie began his career with PricewaterhouseCoopers LLP, an accounting firm. Mr. Ritchie is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received a B.A. in economics with honors from Rutgers College and an M.B.A. from Rutgers Graduate School of Business Administration.

        Mr. Ritchie's qualifications to serve on our Board include his extensive background in finance, substantial board experience, strategic and operational leadership and wide-ranging knowledge of operational, risk and control initiatives. His background in financial risk and regulation will provide valuable guidance to our Board and our Company in addressing risk management.

        John D. Rogers has been a member of our Board since 2014. Mr. Rogers is the former President, Chief Executive Officer and a member of the Board of Governors of CFA Institute, the world's largest association of investment professionals. Mr. Rogers served in these positions from January 2009 through May 2014. From May 2007 through December 2008, Mr. Rogers was the principal and founding partner in Jade River Capital Management, LLC, an investment adviser located in Atlanta, Georgia that served high net worth clients. From 1994 to 2007, Mr. Rogers served in several roles at Invesco Ltd., a global investment management firm, as President and Chief Investment Officer of Invesco Asset Management Ltd. (Japan), as Chief Executive Officer and Co-Chief Investment Officer of Invesco Global Asset Management, N.A., and as Chief Executive Officer of Invesco's Worldwide Institutional Division. Mr. Rogers has not been employed since May 2014. Since July 2009, Mr. Rogers has served on the board of directors and the audit committee, which he currently chairs, of Schweitzer-Mauduit International, Inc. Mr. Rogers previously served on the board of directors of AMVESCAP plc (now Invesco Ltd.). Mr. Rogers, a Chartered Financial Analyst, received a B.A. in history from Yale University and an M.A. in East Asian studies from Stanford University.

        Mr. Roger's qualifications to serve on our Board include his extensive investment expertise, his business-building experiences in the global asset management industry and his various business and professional leadership roles. These skills will enable Mr. Rogers to provide our Board with a global perspective on the asset management business as well as the leadership expertise to help guide the growth of our business.

        Donald J. Schneider has been a member of our Board since 2014 and has served as a director of OMAM Inc. since November 2009. Mr. Schneider has been Group Human Resources Director at our Parent since May 2009. He is based in London and is responsible for all human resources functions globally. Prior to joining our Parent, Mr. Schneider was Senior Vice President and Head of Human Resources for the Global Wealth Management Division of Merrill Lynch & Co., a financial services firm. Mr. Schneider originally joined Merrill Lynch in 1997 as Head of International Human Resources, based in London, where he was responsible for all human resource activities outside of the U.S. He later served as Head of Human Resources for Global Markets and Investment Banking. Previously, Mr. Schneider worked for Morgan Stanley & Co. LLC, a financial services firm, and held a variety of senior human resource roles, including Global Head of Compensation, Benefits and Human Resource Systems. Mr. Schneider received a B.A. in economics and English from Hamilton College, an M.A. in industrial relations from the University of Warwick and a Certificate in Corporate Governance from INSEAD.

        Mr. Schneider's qualifications to serve on our Board include the breadth of his international business knowledge and experience in several sectors of financial services. His expertise in the field of human resources will provide our Board and our Company with professional guidance in the growth and development of our business, competitive compensation strategies and talent management.

CORPORATE GOVERNANCE

Director Independence

        Our business and affairs are managed under the direction of our Board. Our Board has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. As discussed under "Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK—Shareholder Agreement—Board and Corporate Governance Rights," pursuant to a Shareholder Agreement we have entered into with our Parent and OM Group (UK) Limited ("OMGUK") dated September 29, 2014 (the "Shareholder Agreement"), our Parent has the right to appoint certain of our directors to the Board (which we refer to as Parent Group Directors) and the right to increase the size of our Board from seven to nine directors.

        Because our Parent, through OMGUK, indirectly owns a majority of the Ordinary Shares, we are a "controlled company" for purposes of the NYSE Rules. Accordingly, our Board is not required to have a majority of independent directors, and our Compensation Committee and Nominating and Corporate Governance Committee are not required to meet the director independence requirements to which we would otherwise be subject until such time as we cease to be a "controlled company." We currently utilize each of these exemptions from the requirements of the NYSE Rules for our Board, Compensation Committee and Nominating and Corporate Governance Committee. Our Board has determined that Ms. Legg and Messrs. Ritchie and Rogers are independent under the NYSE Rules. In considering their independence, the Board considered the relationships between Mr. Ritchie, on the one hand, and our Company and our Parent, on the other hand.

Committees of the Board and Meetings

Meeting Attendance

        During the fiscal year ended December 31, 2014 and since inception of OMAM on May 29, 2014, there was one formal meeting of the Board, and the various committees of the Board met a total of four times (three Audit Committee meetings and one Compensation Committee meeting). In addition, since inception of OMAM, the Board acted by written consent numerous times during the fiscal year ended December 31, 2014. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2014. The Board has adopted a policy under which each member of the Board is expected to attend each annual general meeting of our shareholders absent exigent circumstances that prevent their attendance.

Audit Committee

        Our Audit Committee met three times during fiscal year 2014. The Audit Committee is composed of Ms. Legg and Messrs. Ritchie and Rogers, and Mr. Ritchie is the Chair. The Board has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NYSE Rules and is "financially literate" as such term is defined in the NYSE Rules. Our Board has determined that Mr. Ritchie is an "audit committee financial expert" within the meaning of SEC regulations and the NYSE Rules.

        The Audit Committee has a charter that sets forth the Audit Committee's purpose and responsibilities, which include (i) assisting the Board in fulfilling its oversight responsibilities of the financial reports and other financial information filed with the SEC, (ii) recommending to the Board the appointment of our independent auditors and evaluating their independence, (iii) reviewing our audit procedures and controls, and (iv) overseeing our internal audit function and risk and compliance function. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

        A copy of the Audit Committee's written charter is publicly available on our website at www.omam.com.

Compensation Committee

        Our Compensation Committee met one time during fiscal year 2014. The Compensation Committee is composed of Ms. Legg and Messrs. Roberts and Rogers, and Ms. Legg is the Chair. Our Board has determined that Ms. Legg and Mr. Rogers are independent under the NYSE Rules. At such time as our Parent ceases to own more than 50% of our outstanding Ordinary Shares, the Compensation Committee must consist solely of independent directors.

        The Compensation Committee has a charter that sets forth the Compensation Committee's purpose and responsibilities, which include annually reviewing and approving the compensation of our executive officers and reviewing and making recommendations with respect to our equity incentive plans. Until such time as our Parent ceases to own more than 50% of our outstanding Ordinary Shares, (i) the charter of the Compensation Committee may not be amended without the consent of our Parent, (ii) all compensation decisions made by the Compensation Committee will be subject to the approval of our Parent and (iii) the policies adopted by the Compensation Committee must be consistent with the policies of our Parent.

        The Compensation Committee's processes and procedures for the consideration and determination of executive compensation as well as disclosure regarding the role of the Company's compensation consultants are set forth below in "Compensation Discussion and Analysis."

        A copy of the Compensation Committee's written charter is publicly available on our website at www.omam.com.

        Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Directors' Remuneration Reports

        Under Section 385 of the U.K. Companies Act 2006, we are required to produce a directors' remuneration report for each fiscal year. Directors' remuneration reports must include (i) a directors' remuneration policy, which is subject to a binding shareholder vote at least once every three years, and (ii) an annual report on remuneration in the financial year being reported on, and on how the current policy will be implemented in the next financial year, which is subject to an annual advisory shareholder vote. The U.K. Companies Act 2006 requires that remuneration payments to executive directors of the Company and payments to them for loss of office must be consistent with the approved directors' remuneration policy or, if not, must be specifically approved by the shareholders at a general meeting.

Nominating and Corporate Governance Committee

        Our Nominating Committee did not meet during fiscal year 2014. The Nominating and Corporate Governance Committee is composed of Messrs. Ritchie, Roberts and Rogers, and Mr. Roberts is the Chair. Our Board has determined that Messrs. Ritchie and Rogers are independent under the NYSE Rules. At such time as our Parent ceases to own more than 50% of our outstanding Ordinary Shares, the Nominating and Corporate Governance Committee must consist solely of independent directors. The Nominating and Corporate Governance Committee has a charter that sets forth the Committee's purpose and responsibilities, which include reviewing and recommending nominees for election as directors, assessing the performance of our directors and reviewing corporate governance guidelines for our Company. Until such time as our Parent ceases to own more than 50% of the Ordinary Shares, the charter of the Nominating and Corporate Governance Committee may not be amended without the consent of our Parent.

        Under our current corporate governance policies, the Nominating Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's integrity, personal and professional reputation, experience and expertise, business judgment, ability to devote time, possible conflicts of interest, concern for the long-term interests of the shareholders, independence, range of backgrounds and experience and the extent to which the candidate would fill a present need on the Board. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in the Existing Articles and in "Shareholder Proposals and Nominations For Director" at the end of this proxy statement.

        Although the Nominating Committee does not have a formal policy with regard to diversity, the Nominating Committee considers a broad range of backgrounds and experiences as well as gender, ethnic and other forms of diversity when selecting potential nominees for membership on the Board.

        A copy of the Nominating Committee's written charter is publicly available on the Company's website at www.omam.com.

Executive Sessions of Non-Executive Directors

        In accordance with NYSE rules and our Corporate Governance Guidelines, our non-executive directors meet in regularly scheduled executive sessions without management present. The Chair of these executive sessions is an informal position and no one director has been chosen to preside as Chair over all of these executive sessions. Each session is presided over by such director as the participants of the particular executive session so determine. When an executive session follows a meeting of the Audit Committee, the Chair of the Audit Committee typically chairs the executive session.

Board Leadership Structure and Role in Risk Oversight

        Mr. Bain serves as our President and Chief Executive Officer and Mr. Roberts serves as the Chairman of our Board. The Board has no set policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process and that it is in the best interest of the Company for the Board to make a particular determination in the context of the succession planning process.

        The Board oversees the business and affairs of the Company including all aspects of risk, which includes risk assessment, risk appetite and risk management. In executing its risk oversight function, the Board has delegated to the Audit Committee the direct oversight over risk functions. However, the Audit Committee is not responsible for day to day management of risk. The Audit Committee reviews and subsequently reports to the Board any issues which arise with respect to the performance of the Company's risk function including operational risks and risks relating to the quality or integrity of the Company's financial statements. The Audit Committee also, at least annually, reviews the Company's policies with respect to risk assessment, risk appetite and risk management and recommends the risk appetite contained in the business plan to the Board for approval.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee during fiscal year 2014 are set forth above under "—Compensation Committee". No member of the Compensation Committee was, during fiscal year 2014, or previously, an officer or employee of OMAM. Mr. Roberts, a member of our Compensation Committee, has been the Group Chief Executive of our Parent since September 2008 and a director of our Parent since August 2000. Mr. Roberts is also a member of the nomination committee of our Parent and a non-executive director of Nedbank Group Limited, Nedbank Limited and OMLACSA. Mr. Bain is a member of the Group Executive Committee of our Parent. Our Chief Financial Officer, Stephen H. Belgrad, is a member of the Group Capital Management Committee of our Parent. No executive officer of the Company serves on the compensation committee or board of directors of another company that has an executive officer that serves on the Company's Compensation Committee or Board.

Shareholder Communications to the Board

        Generally, shareholders who have questions or concerns should contact our Investor Relations department at (617) 369-7300. However, any shareholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to the Board of OMAM at 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Shareholders may communicate directly with the non-executive directors by sending a letter addressed to the attention of the Non-Executive Directors of OMAM, 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG.

        Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

  •
  junk mail and mass mailings;

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  resumes and other forms of job inquiries;

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  surveys; and

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  solicitations or advertisements.

        In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed KPMG, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2015. The Board proposes that the shareholders ratify this appointment. KPMG audited our financial statements for the fiscal year ended December 31, 2014. We expect that representatives of KPMG will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        In deciding to appoint KPMG, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG and concluded that KPMG has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2015.

        The following table presents fees for professional audit services rendered by KPMG for the audit of the Company's annual financial statements for the years ended December 31, 2014, and December 31, 2013, and fees billed for other services rendered by KPMG during those periods.

Type of Fee	2014	2013
Audit fees:(1)	$1,428,000	$957,335
Audit related fees:(2)	$3,169,554	$908,903
Tax fees:(3)	$31,700	$50,184
All other fees:	$—	$—
Total	$4,629,254	$1,916,422

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)
Audit related fees consisted principally of audits of employee benefit plans, and special procedures related to regulatory filings.

(3)
Tax fees consist principally of assistance with matters related to domestic and international tax compliance and reporting.

The Audit Committee has not approved any services set forth above in the categories audit related fees, tax fees and all other fees, pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

Audit Committee Pre-Approval Policies and Procedures

        Subject to any necessary approvals required from the Company's shareholders pursuant to the U.K. Companies Act 2006, the Audit Committee has the sole authority to approve the scope, fees and terms of all audit engagements, as well as all permissible non-audit engagements of the independent registered public accounting firm (together with the U.K. statutory auditor, the "External Auditor"). Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the External Auditor. The Audit Committee pre-approves all audit and permissible non-audit services to be performed for the Company by the External Auditor. These services may include audit services, audit-related services, tax services and other services. On an annual basis, the Audit Committee considers whether the provision of non-audit services by our External Auditor, on an overall basis, is compatible with maintaining the External Auditor's independence from management.

        In addition to the pre-approval procedures described immediately above, the Audit Committee has adopted a written Pre-Approval Policy for Non-Audit Services Provided by External Accounting Firms (the "Non-Audit Services Policy"). Under the Non-Audit Services Policy, the Audit Committee must pre-approve the provision of non-audit services to be performed for the Company by any external accounting firm, subject to a de minimis threshold. Requests for non-audit services to be performed for the Company by an external auditor are submitted to the Chair of the Audit Committee via written request. The Chair of the Audit Committee reviews the request with the other members of the Audit Committee and the Audit Committee determines whether to approve the request. The Non-Audit Services Policy sets forth certain non-audit services prohibited to be performed by external accounting firms.

        No hours expended on KPMG's engagement to audit our financial statements for the fiscal year ended December 31, 2014 were attributed to work performed by persons other than KPMG's full-time, permanent employees.

        In the event the shareholders do not ratify the appointment of KPMG as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

        The affirmative vote of a majority of the Ordinary Shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3—APPOINTMENT OF KPMG AS THE COMPANY'S U.K. STATUTORY AUDITORS UNDER THE U.K. COMPANIES ACT 2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE SHAREHOLDERS).

        Under the U.K. Companies Act 2006, our U.K. statutory auditors must be appointed at each general meeting at which the annual report and accounts are presented to shareholders. If this proposal does not receive the affirmative vote of the holders of a majority of the Ordinary Shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPOINTMENT OF KPMG AS OUR U.K. STATUTORY AUDITORS UNDER THE U.K. COMPANIES ACT 2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE SHAREHOLDERS).

PROPOSAL 4—AUTHORIZATION OF THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION

        Under the U.K. Companies Act 2006, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize our Board to determine KPMG's remuneration as our U.K. statutory auditor.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION OF THE BOARD TO DETERMINE OUR U.K. STATUTORY AUDITOR'S REMUNERATION.

REPORT OF AUDIT COMMITTEE

        The Audit Committee is composed of Ms. Legg and Messrs. Ritchie and Rogers and Mr. Ritchie is the Chair. Our Board has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the NYSE Rules and is "financially literate" as such term is defined in the NYSE Rules. Our Board has determined that Mr. Ritchie is an "audit committee financial expert" within the meaning of SEC regulations and the NYSE Rules.

        The Audit Committee assists the Board in fulfilling its oversight responsibilities of the financial reports and other financial information filed with the SEC, recommends to the Board the appointment of OMAM's independent auditors and evaluates their independence, reviews OMAM's financial reporting procedures and controls, and oversees OMAM's internal audit function, risk and compliance functions. The Audit Committee's role and responsibilities are set forth in the Audit Committee Charter adopted by the Board, which is available on OMAM's website at www.omam.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing OMAM's overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG. In fulfilling its responsibilities for the financial statements for fiscal year 2014, the Audit Committee took the following actions:

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  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management and KPMG, our independent registered public accounting firm;

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  Discussed with KPMG the matters required to be discussed in accordance with Auditing Standard No. 16—Communications with Audit Committees;

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  Received written disclosures and the letter from KPMG regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG communications with the Audit Committee and the Audit Committee further discussed with KPMG their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate;

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  Discussed with KPMG, as OMAM's U.K. statutory auditor, the conformity of OMAM's financial statements with the requirements of the U.K. Companies Act 2006;

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  Discussed with KPMG, as OMAM's U.K. statutory auditor, the matters that are required to be discussed under the U.K. Companies Act 2006; and

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  Discussed with KPMG, as OMAM's U.K. statutory auditor, the independence of KPMG from OMAM and its management and concluded that KPMG is independent.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and KPMG, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the OMAM Audit Committee James J. Ritchie (Chair) Kyle Prechtl Legg John D. Rogers

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in our proxy statement and incorporated into OMAM's Annual Report on Form 10-K.

Members of the OMAM Compensation Committee Kyle Prechtl Legg (Chair) Julian Roberts John D. Rogers

COMPENSATION DISCUSSION AND ANALYSIS—PART I

Executive Summary

        We welcome the opportunity to provide information on the material components of our compensation programs. Because OMAM is subject to disclosure requirements in the U.S. and UK, the disclosure is provided in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis ("CD&A") as required by the SEC and provides information on our named executive officers who are employed by OMAM Inc. Part II is set out in Appendix A and contains the OM Asset Management plc Remuneration Policy and Report as required in the U.K. by the Enterprise and Regulatory Reform Act 2013 and The Large and Medium-sized Companies and Groups (Accounts and Reports) (amendment) Regulations 2013, and provides information on both the executive and non-executive directors of OMAM.

        The following discussion and analysis of compensation arrangements of our named executive officers for 2014 should be read together with the compensation tables and related disclosures set forth below. In addition, this discussion contains information on certain compensation policies and practices that were modified in connection with our initial public offering in October 2014 to reflect our new public company status. These changes are reflected in the description of the 2014 compensation decisions and are also outlined in the section entitled "Compensation Plan Changes Post IPO".

        This Compensation Discussion and Analysis focuses on our named executive officers for 2014 which include our Chief Executive Officer, Chief Financial Officer and remaining three executive officers:

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  Peter L. Bain, President and Chief Executive Officer

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  Stephen H. Belgrad, Executive Vice President and Chief Financial Officer

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  Linda T. Gibson, Executive Vice President and Head of Global Distribution

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  Aidan J. Riordan, Executive Vice President and Head of Affiliate Management

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  Christopher Hadley, Executive Vice President and Chief Talent Officer

        Our CD&A is presented in four sections:

  •
  Our Executive Compensation Practices and Policies provides a summary of our Executive Compensation program along with subsections containing information on:

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  Comparator Group

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  Our Compensation Committee

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  Compensation Consultant

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  Risk Considerations in our Compensation Programs

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  Elements of Compensation including Cash Base Salary, Incentive Compensation—Cash and Equity and Benefits

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  Compensation Process and Elements outlines our compensation practices for fiscal year 2014. This includes an overview of:

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  2014 Cash Base Salary

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  2014 Annual Incentive Compensation

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  2014 Benefits

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  2013 Value Incentive Plan

    •
    One-Time Performance-Vested equity awards granted in 2015

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  Compensation Plan changes Post-IPO provides information on changes made after the public offering to:

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  Share Exchange from Old Mutual plc to OMAM

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  Equity Incentive Plan

  •
  Compensation Tables including information on current employment agreements.

Our Executive Compensation Practices and Policies

        A compensation structure based on clear and consistent objectives, supported by a focused system of talent development and management, is a critical element of our business strategy. Our compensation program is designed to enable us to attract, retain and incentivize the highest caliber talent across our business in order to maintain and strengthen our position in the asset management industry. With respect to our named executive officers, our compensation methods are intended to provide a total rewards program that is competitive with our peers and supports our values, rewards individual efforts, and correlates with our financial success as a company.

        Following the initial public offering, the principles and objectives of our compensation practice have remained largely consistent with our Parent's compensation philosophy. Beginning with the 2014 compensation decisions, the responsibility for making our compensation policy and decisions shifted to a newly formed Compensation Committee. Our Parent reviews and approves the Compensation Committee's decisions. Our Parent's role in reviewing our compensation levels and programs will terminate if our Parent ceases to own a majority of the outstanding Ordinary Shares.

        Our compensation program is designed to contribute to our ability to:

  •
  support our business drivers, company vision, and strategy;

  •
  support and enhance our broader talent management practices and the achievement of our desired culture and behavior;

  •
  use performance-related incentives linked to success in delivering our business strategy and creating alignment with shareholder interests;

  •
  pay employees at levels that are both competitive and sustainable; and

  •
  manage risk.

        We aim to achieve these goals through a compensation structure that includes a moderate level of fixed compensation, as well as a larger portion of discretionary incentive compensation consisting of a combination of cash and equity. Incentive Compensation awards, while discretionary, are based upon agreed financial and operational objectives agreed at the beginning of each year. The only fixed component of compensation is base salary, which ranges from 7%-28% of total compensation for our named executive officers. Beginning in 2014, the equity component consists of both performance-vested restricted share units ("RSUs") as well as time-vested restricted share awards ("RSAs"). Details of the split between fixed and incentive compensation for 2014 for each of the named executive officers is provided in the following table:

Named Executive Officer	Title	Fixed Compensation as % of Total Compensation	Incentive Compensation as a % of Total Compensation
Peter L. Bain	President and Chief Executive Officer	7%	93%
Stephen H. Belgrad	Executive Vice President ("EVP"), Chief Financial Officer	13%	87%
Linda T. Gibson	EVP, Head of Global Distribution	13%	87%
Aidan J. Riordan	EVP, Head of Affiliate Management	16%	84%
Christopher Hadley	EVP, Chief Talent Officer	28%	72%

        Our incentive opportunities are designed to align a substantial portion of pay to our performance. The charts below outline the percent of value of each element of 2014 compensation for our Chief Executive Officer and other named executive officers. The charts reflect incentives granted for the 2014 performance year, including performance-vested RSUs and time-vested RSAs awards made March 6, 2015. Because the grants were made in 2015 they will be reflected in the compensation tables in our proxy statement for our 2016 annual general meeting and not in the tables following this narrative.

President and Chief Executive Officer ("CEO") Compensation Mix

Other Named Executive Officers Compensation Mix (average)

        We believe that our cash compensation and equity participation programs align the interests of our named executive officers with our shareholders and promote long-term value creation. In addition, the equity component retains executives through awards that have multi-year vesting. We focus our compensation programs on rewarding performance that increases long-term shareholder value, including growing Economic Net Income, developing new client relationships, seeding new products at our Affiliates, investing in new affiliates, improving operational efficiency and managing risks. Through the work of the Compensation Committee, as described more fully below, we intend to periodically evaluate the success of our compensation and equity participation programs in achieving these objectives and adapt these programs as we grow our company in order to enable us to better achieve these, and future, objectives.

Comparator Group

        We believe that ensuring that our compensation levels are competitive with the market for high caliber talent in our industry is an important attraction and retention tool. The compensation levels of our peer group companies are an input in assessing both our total compensation and the form and mix of cash and equity incentives awarded to OMAM Inc.'s employees and the named executive officers. We use our comparator group as a reference and a guide in making total compensation decisions. In selecting our comparator group we consider the following factors: business structure (multi-boutique model), assets under management, revenue, and public company status. The comparator group is evaluated on an annual basis and may change over time based upon the availability of peer data and the future characteristics of our business compared to peer companies, which includes both publicly-traded and privately-held asset management companies.

        For 2014, our comparator group included:

Affiliated Managers Group	Loomis, Sayles & Company, L.P.
American Century Investments	MFS Investment Management
Artisan Partners Limited Partnership	Neuberger Berman Group
Babson Capital Management LLC	New York Life Investment Management LLC
Eaton Vance Investment Managers	Nuveen Investments
Janus Capital Group	OFI Global Asset Mgt/OppenheimerFunds
Jennison Associates LLC	The Principal Global Investors
Lazard Asset Management	Putnam Investments
Legg Mason & Co., LLC

The Compensation Committee

        In connection with our initial public offering, we formed a Compensation Committee of the Board to assist the Board in making a recommendation on the compensation of our named executive officers. Our Parent has continued to play a role in compensation matters involving our President and Chief Executive Officer, and our President and Chief Executive Officer has continued to play a role in making recommendations to our Compensation Committee regarding compensation matters involving the other executive officers, including the named executive officers. Our Parent retains a role in reviewing and approving our compensation levels and programs, however, this will terminate if our Parent ceases to own a majority of the outstanding Ordinary Shares.

Compensation Consultant

        We engaged a compensation consultant, McLagan Partners, on a project basis to assist in the annual review of our compensation practices and the development of compensation and equity participation programs for OMAM Inc. employees, including our named executive officers, for 2013 and 2014. As we are now a public company, a search is underway for an independent compensation consultant for the Compensation Committee to advise the Compensation Committee on matters related to market data and analysis, comparator group review, governance, and design expertise in developing compensation and incentive programs for our named executive officers. The independent compensation consultant is expected to be named in 2015.

Risk Considerations in our Compensation Programs

        Our compensation structures have been designed with the goal of mitigating risk without diminishing their incentive nature. To address the risk that our compensation programs might provide unintended incentives, we keep our compensation programs simple and tie the performance-vested component of equity-based compensation to a relative total shareholder return of a defined peer group.

        To combat the risk that our compensation might not be sufficient, we benchmark our compensation programs annually for all employees. We also make equity awards subject to multi-year vesting schedules to provide a long-term component to our compensation program, and impose on our named executive officers ongoing restrictions on the disposition of their holdings of the Ordinary Shares granted through equity awards. We believe that both the structure and levels of compensation we provide have aided us in retaining key personnel.

Elements of Compensation

        Elements of our compensation packages include (i) a cash base salary, (ii) incentive compensation, which includes both cash and equity components, including performance-vested RSUs and time-vested RSAs and (iii) participation in certain Company-wide employee benefit programs, including participation in a Profit Sharing and 401(k) plan and medical insurance.

Cash Base Salary

        Base salaries are intended to provide our named executive officers with a degree of financial certainty and stability that does not depend entirely on company or individual performance. They are also designed to attract and retain talented executives, and therefore take into account peer group comparisons to ensure competitiveness (our 2014 peer group is described above under "—Comparator Group"). Base salaries are reviewed on an annual basis and increases are considered only if salaries are found to be low relative to the median for our peer group. The median of the peer group is used as a reference with both our Compensation Committee and our Parent along with other factors such as experience, performance and scope of the role. None of the named executive officers had a base salary change in 2014.

Incentive Compensation—Cash and Equity

        Incentive awards are discretionary which allows the Compensation Committee to exercise more judgment for each named executive officer. The Compensation Committee determined incentive compensation for the named executive officers based on its discretionary assessment of our actual results versus financial and operating metrics agreed upon prior to the beginning of the calendar year, those same results on a year-over-year basis, and, the named executive officer's prior year total compensation relative to changes in our overall performance, comparator peer data and competitive market trends.

        Incentive awards are distributed in a combination of cash and equity compensation. Equity ownership encourages employees to act in the best long-term interests of the Company. The split between cash and equity is formulaically determined based upon the total amount of the incentive award. The percentage of the total award that is paid in equity increases as the aggregate amount of the award increases. As such, our equity ownership plan is intended to effectively align interests between employees and shareholders. The equity component is then split into two types of equity awards: time-vested RSAs and performance-vested RSUs. The time-vested RSAs equal two-thirds of the equity award and vest ratably over three years. The performance-vested RSUs account for the remaining one-third of the equity award and vest at the end of three years subject to our relative total shareholder return (TSR) performance against a defined peer group which includes:

Affiliated Managers Group	Franklin Resources
Alliance Bernstein	Janus Capital Group
Artisan Partners Limited Partnership	Invesco
Cohen & Steers	Legg Mason & Co., LLC
Eaton Vance Investment Managers	T Rowe Price
Federated Investors	Virtus

        Vesting of the performance-vested RSUs is as follows:

OMAM's 3-Year Relative TSR	% of Restricted Share Units that Vest
Top Quartile (75th percentile or higher)	200% of target units
Median	100% of target units
Bottom Quartile (25th percentile or lower)	0% of target units

Note: Amounts between 0% and 200% are interpolated

Benefits

        We believe that providing a competitive retirement benefit for all employees is an important tool for attracting and retaining high-caliber talent throughout our organization. We provide a Profit Sharing and 401(k) Plan for all employees and generally contribute a percentage of compensation to this plan. We also provide other benefits such as medical, dental, life, and disability insurance to all eligible employees. In addition, we maintain two non-qualified deferred compensation plans for select employees, including our named executive officers, to provide additional retirement plan flexibility to notionally invest such deferred amounts into a number of investment options. The Voluntary Deferral Plan allows eligible employees to defer a portion of their compensation on a tax-deferred basis. The Deferred Compensation Plan allows us to make contributions through a Compensation Committee approved contribution. The contribution is declared as a percentage of compensation and the maximum contribution between the qualified Profit Sharing and 401(k) Plan and the Deferred Compensation Plan is $50,000 per person annually.

Compensation Process and Elements

Compensation Elements—2014 Cash Base Salary

        There were no changes to base salaries for our named executive officers in 2014. Base salaries are reviewed on an annual basis and increases are considered only if salaries are found to be low relative to the median for our peer group. Based on review of peer group market data, no base salary changes were made.

Compensation Elements—2014 Annual Incentive Compensation

        In determining the incentive compensation award for our President and Chief Executive Officer, the Compensation Committee worked in collaboration with our Parent. Many factors were considered in determining the incentive compensation including:

  •
  the CEO's individual performance measured against his 2014 goals and objectives;

  •
  the overall company performance, including financial outcomes, management of the Affiliates, the acquisition pipeline, risk management and successful execution of our initial public offering;

  •
  assessed leadership behaviors, as measured by a 360-degree review process; and

  •
  competitive market data of our comparator group and actual prior year compensation.

        Incentive compensation recommendations for the other named executive officers were made to the Compensation Committee by our President and Chief Executive Officer. Our President and Chief Executive Officer presented the Compensation Committee with individual performance achievements against 2014 goals for each named executive officer. Many of the same criteria noted above were used for recommending and assessing the awards for the other named executive officers, including:

  •
  the Company's financial performance metrics including revenue, economic net income, and net client cash flow;

  •
  non-financial performance, including successful execution of the initial public offering, management of Affiliate relationships, growth of the global distribution initiative and risk management;

  •
  competitive market data and actual prior year compensation; and

  •
  demonstration of leadership values as measured by a 360-degree review process.

        The Compensation Committee met in executive session to assess the recommendations made for each named executive officer. After considerable discussion, the Compensation Committee agreed on final incentive awards for the named executive officers. Final recommendations were provided to our Parent for review and no subsequent changes were made.

        While the factors above were used in making the initial recommendation and then used by the Compensation Committee as a basis of approval, the incentive awards were not based on any specific targets or formulas. Ultimately, incentive awards for all named executive officers were recommended and approved entirely on a discretionary basis. This approach allows the Compensation Committee to make decisions without being constrained by any particular formula.

        All executive officers, including our named executive officers, had individual goals established near the beginning of the fiscal year. The goal process involves the CEO setting goals for the overall business and those goals then being applied to the named executive officers as applicable to his or her individual duties and responsibilities. The named executive officers' goals for 2014 included the following:

  •
  Mr. Bain, President and Chief Executive Officer: 2014 goals focused on developing and executing the initial public offering strategy with our Parent and the Board, working with the Affiliates on identified strategic projects including restructuring of operating frameworks and enhancement of business and growth prospects, demonstration of momentum in global distribution with the goal of increasing our assets under management, execution on the acquisition initiative, and the efficient management of OMAM through resource alignment and culture initiatives.

  •
  Mr. Belgrad, Chief Financial Officer: 2014 goals focused on preparing and executing the initial public offering and establishing the investor relations function, managing the business to achieve financial targets for economic net income and net client cash flow, improving margin, as well as providing leadership during the Affiliate restructuring and growth initiatives.

  •
  Ms. Gibson, Head of Global Distribution: 2014 goals focused on achieving targets for assets raised through central distribution efforts, diversifying opportunities and asset raises across channels and jurisdictions, broadening and deepening relationships in newer coverage areas (e.g., Middle East and Canada), continuing to refine and enhance the client service and acquisition model and expanding coverage in Korea.

  •
  Mr. Riordan, Head of Affiliate Management: 2014 goals focused on restructuring of certain Affiliates to enhance business and growth prospects, broadening the scope of internal research capabilities, continuing to execute on the strategic acquisition process, increase the pipeline of acquisition prospects, and the successful execution of growth initiatives at Affiliates.

  •
  Mr. Hadley, Chief Talent Officer: 2014 goals included review and implementation of new compensation plans as a result of the initial public offering, collaboration with internal teams for post-initial public offering staffing plans, succession planning at Affiliates, execution of talent development processes, resource alignment, and culture and talent enhancements.

        Incentive compensation took the form of both cash and equity, with the percentage of equity ranging from 20% to 50% of the total incentive award. The determinant of the percentage of equity was the size of the award, as larger awards featured a higher percentage of equity. Once the equity amount was determined it was then split into the two equity components: time-vested RSAs (2/3 of equity) and performance-vested RSUs (1/3 of equity).

        The 2014 incentive awards for the named executive officers were as follows:

	Peter L. Bain	Linda T. Gibson	Stephen H. Belgrad	Aidan J. Riordan	Christopher Hadley
2014 Total Annual Incentive comprised of:	$8,650,000	$2,625,000	$2,100,000	$1,600,000	$650,000
Cash Incentive	$4,460,000	$1,448,000	$1,185,000	$935,000	$450,000
Time-vested RSA	$2,793,000	$785,000	$610,000	$443,000	$139,000
Performance-Vested RSU	$1,397,000	$393,000	$305,000	$222,000	$67,000

        The amounts noted in the table above will not match the amounts in the compensation tables included as part of this CD&A. Both the RSAs and RSUs indicated above were granted March 6, 2015, and so these awards will be reflected in the 2015 CD&A. The shares that are shown in the 2014 tables were granted in 2014 as part of the 2013 performance year.

Compensation Elements—2014 Benefits

        See Non-Qualified Deferred Compensation table for details of named executive officers' 2014 contributions and earnings.

Compensation Elements—2013 Value Incentive Plan

        The board of directors of our Parent established a value incentive plan (the "Value Incentive Plan") in 2011 to reward certain of our key employees, including our named executive officers, for performance above the three-year business plan in place at the time and in preparation of our initial public offering. The Value Incentive Plan was implemented on July 1, 2011, and the performance measurement period began on that date, ending on December 31, 2013. The Value Incentive Plan paid a one-time special incentive award of cash and restricted ordinary shares of our Parent specifically linked to performance that was above the agreed business plan and that would enhance readiness for the offering. The restricted shares component of this plan was designed to retain key employees by providing them with the opportunity to participate in our growth and future value creation prospects through awards of equity, thereby aligning the interests of our named executive officers and other key employees with those of our shareholders. Eleven of our key employees, including our named executive officers, participated in the Value Incentive Plan, and payments were made in early 2014. While the Value Incentive Plan's performance period ended in 2013, equity grants were made in 2014 and are therefore, reflected in the 2014 tables.

Compensation Elements—One-Time Performance-Vested RSU granted in 2015

        The Compensation Committee awarded each of the named executive officers a one-time performance-vested RSU award to strengthen the alignment between the named executive officers and the shareholders by increasing the amount of equity held by the named executive officers that is tied to Company performance. As described above in "Elements of Compensation", these awards vest relative to our three-year total share return performance against a defined peer group. Vested awards can range from 0%-200% of target awards. The one-time awards that were granted for the named executive officers in 2015 at target were: for Peter L. Bain, target award of 66,667 shares, for Stephen H. Belgrad, target award of 66,667 shares, for Linda T. Gibson, target award of 66,667 shares, for Aidan J. Riordan, target award of 66,667 shares, and for Christopher Hadley, target award of 50,000 shares. These awards were granted on March 6, 2015 and will be reported in the 2015 CD&A. Awards have a three-year vesting period and the outcome will be determined based upon our performance relative to our peer group from January 1, 2015—December 31, 2017. Awards then vest March 6, 2018.

Compensation Plan changes Post—IPO

        In connection with our initial public offering, the named executive officers were provided the option to convert their Old Mutual plc restricted shares to OMAM restricted shares. In addition, we approved and implemented the OM Asset Management plc Equity Incentive Plan. Each of these items is described below.

Exchange from Old Mutual plc Restricted Shares

        In connection with our initial public offering, certain employees, including the named executive officers, who held unvested Old Mutual plc restricted shares were given the opportunity to exchange all or a portion of their Old Mutual plc restricted shares for restricted shares of OMAM with substantially identical terms in order to strengthen alignment between the shareholders and senior management. These restricted shares were awarded to employees as part of the annual incentive process and the one-time Value Incentive Plan under the Old Mutual plc Share Reward Plan—Restricted Shares and the Old Mutual plc US Share Reward Plan—Restricted Shares. The exchange program provided employees who elected to participate with restricted share awards of OMAM Ordinary Shares of equivalent value to the Old Mutual plc restricted shares they held at the time of the offering. The exchange valued the OMAM Ordinary Shares at $14 per share, the price our Ordinary Shares sold to investors in our initial public offering. The exchange valued Old Mutual plc's ordinary shares using the weighted-average sale price over the three consecutive trading days on the London Stock Exchange up to and including the date of the exchange. As a result of the exchange from Old Mutual plc shares, an aggregate of 1,212,766 OMAM shares were issued. See 2014 Outstanding Equity at Fiscal Year End table for details of the named executive officer's exchanged shares.

Employee Equity Incentive Plan

        Our equity incentive plan (the "Equity Incentive Plan") was approved by our Board and our sole shareholder prior to our initial public offering. Beginning in 2014, the named executive officers receive a portion of incentive compensation in performance-vested RSUs and a portion in time-vested RSAs. Prior to the introduction of the Equity Incentive Plan, incentive compensation was delivered in cash and time-vested equity. The introduction of the Equity Incentive Plan was an important step in further aligning the named executive officers with our shareholders.

Tax Deductibility of Compensation

        When the Compensation Committee reviews compensation matters, it will consider the anticipated tax and accounting treatment of various payments and benefits to the Company and, when relevant, to our named executive officers, although these considerations are not dispositive. Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), generally disallows a tax deduction to a publicly-traded corporation that pays compensation in excess of $1 million to any of its named executive officers (other than the chief financial officer) in any taxable year, unless the compensation plan and awards meet certain requirements. While we were a wholly owned subsidiary of our Parent, Section 162(m) did not apply to our compensation arrangements. However, following our initial public offering, we became subject to the deduction limits of Section 162(m). Accordingly, we will generally endeavor to structure compensation to qualify as performance-based under Section 162(m), where it is reasonable to do so while meeting our compensation objectives. However, our Compensation

Committee may approve compensation arrangements, or changes to plans, programs or awards, that may cause the compensation or awards to our executive officers to exceed the limitation under Section 162(m) if it determines that such action is in our best interests and will promote our varying corporate goals.

Change of Control and Severance Provisions

Change of Control

        Except as described below, we have no change of control or severance agreements with any of our executive officers, and do not currently intend to enter into any such agreements.

        Under our equity plan, if we experience a change of control or a corporate transaction, in the discretion of the Compensation Committee, (i) outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company; (ii) outstanding and unexercised options and share appreciation rights may expire upon the closing of the change of control or other transaction, whether or not in conjunction with a payment equal to any positive difference between the value of the underlying shares and the exercise price, and/or (iii) the vesting of outstanding awards may be accelerated, in whole or in part. Such determinations of the Compensation Committee shall be subject to the review by our Parent while our Parent continues to hold at least a majority of the Ordinary Shares.

Employment Agreements

        OMAM Inc. entered into employment agreements with Mr. Bain upon the start of his employment in 2011 and with Ms. Gibson in 2002. Details of these agreements can be found in the narrative following the "Grants of Plan Based Awards Table."

        Pursuant to Mr. Bain's employment agreement, if Mr. Bain's employment had been terminated by OMAM Inc. other than for cause and without notice, on December 31, 2014, he would have been entitled to receive the following: a monthly severance payment of $54,167 for six months, a bonus payment of $8,323,000 which is based on Mr. Bain's 2013 bonus but would be subject to approval by our Parent and a payment of $15,720 relating to COBRA coverage. If Mr. Bain's employment was terminated due to disability or death on December 31, 2014, he (or his estate) would have been entitled to receive a bonus payment of $8,323,000, subject to approval by the Compensation Committee and our Parent.

        Pursuant to a severance arrangement and Ms. Gibson's employment agreement, if Ms. Gibson's employment had been terminated by OMAM Inc. other than for cause and without notice, on December 31, 2014, she would have been entitled to receive the following: a monthly severance payment of $237,500 for twelve months, a bonus payment of $2,475,000 which is based on Ms. Gibson's 2013 bonus but would be subject to approval by our Parent and a payment of $31,439 relating to COBRA coverage. If Ms. Gibson's employment was terminated due to disability or death on December 31, 2014, she (or her estate) would have been entitled to receive a bonus payment of $2,475,000, subject to approval by the Compensation Committee and our Parent.

2014 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Peter L. Bain	2014	$650,000	$5,803,842	$4,460,000	$513,559	$11,427,401
President & Chief	2013	$650,000	$2,888,106	$6,173,833	$311,309	$10,023,248
Executive Officer
and Director
Stephen H. Belgrad	2014	$300,000	$1,362,750	$1,185,000	$148,192	$2,995,942
Executive Vice President,	2013	$300,000	$600,000	$1,732,750	$84,434	$2,717,184
Chief Financial
Officer
Linda T. Gibson	2014	$375,000	$1,737,750	$1,447,500	$190,683	$3,750,933
Executive Vice President,	2013	$375,000	$830,000	$2,107,750	$136,312	$3,449,062
Head of Global
Distribution
Aidan J. Riordan	2014	$300,000	$1,038,200	$935,000	$108,323	$2,381,523
Executive Vice President,	2013	$300,000	$340,000	$1,408,200	$62,803	$2,111,003
Head of Affiliate
Management
Christopher Hadley	2014	$250,000	$266,460	$450,000	$67,166	$1,033,626
Executive Vice President,	2013	$250,000	$85,000	$592,460	$56,237	$983,697
Chief Talent Officer

(1)
The amount in the Stock Awards column is the grant date fair value of stock awards determined pursuant to FASB Topic 718. All of the stock awards reported in the Stock Awards column were granted as restricted stock awards under the Old Mutual plc Share Reward Plan—Restricted Shares and the Old Mutual plc U.S. Share Reward Plan—Restricted Shares. Grants were made on April 8, 2014 with respect to awards earned pursuant to our Annual Incentive Plan for the 2013 performance year and the Value Incentive Plan. See "Compensation Discussion and Analysis—2013 Value Incentive Plan" for further information. The following table details the awards made with respect to each plan.

	Annual Incentive Plan Grant	One-time Value Incentive Plan Grant	Total
Peter L. Bain	$4,026,501	$1,777,341	$5,803,842
Stephen H. Belgrad	$727,500	$635,250	$1,362,750
Linda T. Gibson	$1,102,500	$635,250	$1,737,750
Aidan J. Riordan	$540,000	$498,200	$1,038,200
Christopher Hadley	$152,000	$114,460	$266,460

  The grants made as part of the Annual Incentive Plan vest 100% on the third anniversary of the date of grant. Stock awards attributable to the Annual Incentive Plan for 2014, as described in the "Compensation Discussion and Analysis," will be reported in the 2015 Summary Compensation Table. The grants made as part of the Value Incentive Plan vest ratably over three years, one-third on the first anniversary of the award, one-third of the second anniversary of the award, and one-third of the third anniversary of the award. The Value Incentive Plan is non-recurring. Dividends are payable during the restricted period for the RSAs. See Note 2 "Significant

  Accounting Policies—Share Based Compensation Plans" and Note 18—"Equity-based Compensation" in the notes to our Consolidated Financial Statements in the Annual Report on Form 10-K for further discussion of the valuation methodology. To see the value actually received by the named executive officers in 2014 upon vesting of stock, refer to the 2014 Option Exercises and Stock Vested table. Additional information on all outstanding stock awards is reflect in the 2014 Outstanding Equity Awards table.

(2)
The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the cash portion of the amounts earned by the named executive officers under the Company's Annual Incentive Plan in 2014 and paid to employees on February 27, 2015. See "Compensation Discussion and Analysis—2014 Compensation Elements—Annual Incentive Compensation" for a discussion of how the 2014 Annual Incentive Plan awards to the named executive officers were determined.

(3)
The amounts reported in the "Total All Other Compensation" column reflect, for each named executive officer, the sum of (i) contributions by the Company under its Profit Sharing & 401(k) Plan and its non-qualified deferred compensation plan, (ii) dividends paid on unvested restricted stock of our Parent and (iii) perquisites including parking, club membership, supplemental long term disability, spousal travel and entertainment and travel to an outside board meeting. See "—2014 All Other Compensation Detail."

        The following table outlines those perquisites and other personal benefits and additional all other compensation.

2014 All Other Compensation Detail

Name	Year	Total Perquisites	Defined Contribution Savings Plan Company Contributions	Dividends Not Factored in Grant Date Fair Value of Equity Awards	Total All Other Compensation
Peter L. Bain(1)	2014	$10,740	$50,000	$452,819	$513,559
	2013	$17,118	$50,000	$244,191	$311,309
Stephen H. Belgrad	2014	$—	$50,000	$98,192	$148,192
	2013	$—	$50,000	$34,434	$84,434
Linda T. Gibson(2)	2014	$11,031	$50,000	$140,683	$201,714
	2013	$13,622	$50,000	$72,690	$136,312
Aidan J. Riordan	2014	$—	$50,000	$58,323	$108,323
	2013	$—	$50,000	$12,803	$62,803
Christopher Hadley	2014	$—	$50,000	$17,166	$67,166
	2013	$—	$50,000	$6,237	$56,237

(1)
Perquisites for Mr. Bain include parking, club membership, supplemental long-term disability and spousal travel and entertainment.

(2)
Perquisites for Ms. Gibson include parking, supplemental long-term disability, spousal travel and entertainment and travel to an outside board meeting.

2014 Grants of Plan Based Awards

			Estimated Future Payouts Under Nonequity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards
							All Other Stock Awards: Number of Shares of Stock or Units (#)
								Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Approval or Action Date, if different	Target ($)(1)		Target ($)(2)
Peter L. Bain	2/28/2014	2/26/2014	$3,435,000	(a)
	4/8/2014	2/26/2014			$3,165,000	(a)	1,197,959	$4,026,501
	3/7/2014	2/26/2014	$1,716,666	(b)
	4/8/2014	2/26/2014			$1,616,667	(b)	528,792	$1,777,341
Stephen H. Belgrad	2/28/2014	2/12/2014	$935,000	(a)
	4/8/2014	2/12/2014			$665,000	(a)	216,445	$727,500
	3/7/2014	2/26/2014	$675,000	(b)
	4/8/2014	2/26/2014			$575,000	(b)	189,000	$635,250
Linda T. Gibson	2/28/2014	2/12/2014	$1,247,500	(a)
	4/8/2014	2/12/2014			$977,500	(a)	328,015	$1,102,500
	3/7/2014	2/26/2014	$675,000	(b)
	4/8/2014	2/26/2014			$575,000	(b)	189,000	$635,250
Aidan J. Riordan	2/28/2014	2/12/2014	$635,000	(a)
	4/8/2014	2/12/2014			$365,000	(a)	160,661	$540,000
	3/7/2014	2/26/2014	$550,000	(b)
	4/8/2014	2/26/2014			$450,000	(b)	148,224	$498,200
Christopher Hadley	2/28/2014	2/12/2014	$300,000	(a)
	4/8/2014	2/12/2014			$100,000	(a)	45,223	$152,000
	3/7/2014	2/26/2014	$200,000	(b)
	4/8/2014	2/26/2014			$100,000	(b)	34,056	$114,460

(1)
(a) The amounts represent the target awards under the Annual Incentive Plan relating to performance in fiscal 2013. The related awards were granted and paid on February 28, 2014. The actual cash payments are not included in the Non-Equity Incentive Plan Compensation column of the 2014 Summary Compensation Table as they were earned in 2013 and paid in 2014.

(b) The amounts represent the target awards under the Value Incentive Plan. The actual cash payments are not included in the Non-Equity Incentive Plan Compensation column of the 2014 Summary Compensation Table as they were earned in 2013 and paid in 2014.

(2)
The amounts represent the target for the awards of restricted shares of our parent under the Old Mutual plc Share Reward Plan—Restricted Shares and the Old Mutual plc U.S. Share Reward Plan—Restricted Shares relating to performance in fiscal 2013. The related awards were granted on April 8, 2014.

(3)
Market value was determined by multiplying the number of Old Mutual plc ordinary shares by $3.36, the closing price of Old Mutual plc ordinary shares in U.S. Dollars on April 8, 2014.

2014 Outstanding Equity Awards at Fiscal Year-End

			Stock Awards
Name	Grant Date		Number of Shares or Units of Stock that Have Not Vested (#)(1)		Market Value of Shares or Units of Stock that Have Not Vested ($)(2)
Peter L. Bain	4/8/2014		245,626	(a)	$3,988,966
	4/8/2014		108,420	(b)	$1,760,741
	4/8/2013		198,420	(a)	$3,222,341
	4/10/2012		120,608	(a)	$1,958,674
Stephen H. Belgrad	4/8/2014		44,379	(a)	$720,715
	4/8/2014		38,751	(b)	$629,316
	4/8/2013		41,221	(a)	$669,429
	4/10/2012		21,601	(a)	$350,800
Linda T. Gibson	4/8/2014		67,255	(a)	$1,092,221
	4/8/2014	(3)	63,000	(b)	$187,110	(4)
	4/8/2014		25,834	(b)	$419,544
	4/8/2013		57,023	(a)	$926,054
	4/10/2012	(3)	224,755	(a)	$667,522	(4)
Aidan J. Riordan	4/8/2014		32,941	(a)	$534,962
	4/8/2014		30,390	(b)	$493,534
	4/8/2013		23,358	(a)	$379,334
Christopher Hadley	4/8/2014		9,272	(a)	$150,577
	4/8/2014	(3)	11,352	(b)	$33,715	(4)
	4/8/2014		4,654	(b)	$75,581
	4/8/2013		5,839	(a)	$94,825
	4/10/2012	(3)	16,681	(a)	$49,543	(4)

(1)
(a) The grants of restricted shares of Old Mutual plc were made under the Old Mutual plc Share Reward Plan—Restricted Shares. The shares of restricted stock vest three years following each grant date.

(b) The grants of restricted shares of Old Mutual plc were made under the Old Mutual plc U.S. Share Reward Plan—Restricted Shares. The shares vest one-third on each of April 8, 2015, April 8, 2016 and April 8, 2017.

  In conjunction with our initial public offering, employees were given the opportunity to exchange all or a portion of their restricted share awards under the plans from the restricted shares of our Parent, to the restricted shares of OMAM. The exchange provided OMAM restricted shares of equivalent value to the Parent restricted shares exchanged. The awards continue to be subject to the same plans and terms relating to vesting and transfer restrictions.

(2)
Market value was determined by multiplying the number of OMAM shares by $16.24, the closing price of OMAM shares in U.S. Dollars on December 31, 2014.

(3)
All grants were exchanged for OMAM shares effective October 9, 2014 with the exception of one tranche of the April 8, 2014 award and the April 10, 2012 award for Ms. Gibson and Mr. Hadley. Those awards remain Old Mutual plc shares until vesting on April 8, 2015 and April 10, 2015 respectively.

(4)
Market value was determined by multiplying the number of Old Mutual plc shares by $2.97, the closing price of Old Mutual plc ordinary shares in U.S. Dollars on December 31, 2014.

2014 Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Peter L. Bain	—	$—	616,908	$2,054,503
Stephen H. Belgrad	—	$—	—	$—
Linda T. Gibson	—	$—	143,941	$479,010
Aidan J. Riordan	—	$—	—	$—
Christopher Hadley	—	$—	10,334	$34,390

(1)
The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of an ordinary share on the vesting date (the average of the high and low trading prices of Old Mutual plc ordinary shares on the vesting date which was $3.33) by the number of shares vested.

2014 Nonqualified Deferred Compensation

        The following table provides information on the named executive officers' participation in the Voluntary Deferral Plan and the Deferred Compensation Plan. These plans either allow eligible employees to defer part of their salary and annual incentive on a voluntary basis or provide additional pre-tax company contributions to employees whose profit sharing contributions were limited under the tax-qualified plan. The Company contribution under the Deferred Compensation Plan is at the same rate of contribution as the contribution to the Profit Sharing & 401(k) Plan.

Name	Plan	Executive Contributions in Last FY ($)(1)	Registrant Contribution in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)
Peter L. Bain	Voluntary Deferral Plan	$220,500	N/A	$41,405	N/A	$610,331
	Deferred Compensation Plan	N/A	$24,000	$6,727	N/A	$89,264
Stephen H. Belgrad	Voluntary Deferral Plan	$367,500	N/A	$3,647	N/A	$645,783
	Deferred Compensation Plan	N/A	$24,000	$2,898	N/A	$56,210
Linda T. Gibson	Voluntary Deferral Plan	N/A	N/A	N/A	N/A	N/A
	Deferred Compensation Plan	N/A	$24,000	$19,568	N/A	$403,118
Aidan J. Riordan	Voluntary Deferral Plan	$133,750	N/A	$5,249	N/A	$107,749
	Deferred Compensation Plan	N/A	$24,000	$2,988	N/A	$57,886
Christopher Hadley	Voluntary Deferral Plan	N/A	N/A	N/A	N/A	N/A
	Deferred Compensation Plan	N/A	$24,000	$7,207	N/A	$133,427

(1)
The amounts for Mr. Bain reflect deferral made from his 2014 salary and 2014 annual incentive compensation (paid in 2015). The amounts for Mr. Belgrad and Mr. Riordan include deferrals from their 2014 annual incentive compensation paid in 2014. Salary deferrals are reported in the "Salary" column of the 2014 Summary Compensation Table. The incentive deferrals are reported in the "Non-Equity Incentive Plan Compensation" column of the 2014 Summary Compensation Table.

(2)
All company contributions are included in the "All Other Compensation" column of the 2014 Summary Compensation Tables.

(3)
The earnings reflected represent deemed investment earnings or losses from voluntary deferrals and company contributions, as applicable. The Voluntary Deferral Plan and the Deferred Compensation Plan do not guarantee a return on deferral amounts. For these plans, no earnings are reported in the 2014 Summary Compensation Table because the plans do not provide for above-market or preferential earning.

2014 Director Compensation

Name	Fees Earned or Paid in Cash(1) $	Total $
Julian V. F. Roberts—Chairman of OMAM, Chief Executive, Old Mutual plc	—
Don Schneider—Executive Officer, Old Mutual plc	—
Ian Gladman—Executive Officer, Old Mutual plc	—
Peter Bain—Chief Executive Officer, OMAM	—
James J. Ritchie—Non-Employee Director (Chair, Audit & Risk Committee)	$26,250	$26,250
Kyle Prechtl Legg—Non-Employee Director (Chair, Compensation Committee)	$25,000	$25,000
John Rogers—Non-Employee Director	$25,000	$25,000

(1)
Fees are as approved by the Board pursuant to the Non-Employee Director Compensation Policy. The fees are as follows: Board and Committee members $80,000; Audit Committee members $10,000, Chair (additional) $10,000; Compensation Committee members $5,000, Chair (additional) $5,000; Nomination and Governance Committee members $5,000. The 2014 fees shown in the table are prorated to reflect one quarter of services.

        Mr. Roberts, Mr. Schneider and Mr. Gladman are executive officers of our Parent and Mr. Bain is our President and Chief Executive Officer. These directors receive no additional compensation for services as directors, however, our Parent does recharge the Company for services of Mr. Roberts, Mr. Schneider and Mr. Gladman. In 2014, this recharge was $508,000.

Employment Agreements

        Mr. Bain's Employment Agreement.    OMAM Inc. entered into an employment agreement with Mr. Bain (the "Bain Employment Agreement"), OMAM Inc.'s President and Chief Executive Officer, upon the start of his employment with OMAM Inc. on February 22, 2011. Mr. Bain's agreement does not specify his salary; instead, his salary is reviewed annually and may be modified. In addition, Mr. Bain is eligible to participate in the following plans: (i) our bonus plan(s) and (ii) the OM Asset Management plc Equity plan which includes both time-vested RSAs and performance-vested RSUs.

        Mr. Bain is an employee at-will. OMAM Inc. may terminate the Bain Employment Agreement and Mr. Bain's employment for cause, as that term is defined in the Bain Employment Agreement, immediately upon written notice. Upon termination for cause, all of Mr. Bain's compensation and benefits under the Bain Employment Agreement will cease. Either OMAM Inc. or Mr. Bain may terminate the Bain Employment Agreement and Mr. Bain's employment for any reason by giving the other party not less than six months' notice in writing. If notice is served by either party, OMAM Inc. is entitled to terminate Mr. Bain's employment at any time during the six-month "notice period" starting on the day notice is served. If OMAM Inc. serves notice to Mr. Bain, OMAM Inc. must (i) continue his salary in the form of salary continuation payments for the remainder of the notice period, and (ii) make a lump sum taxable payment to Mr. Bain sixty days following the date of termination equal to OMAM Inc.'s share of the cost of family medical and dental benefits with respect to OMAM Inc.'s similarly situated active employees for the remainder of the notice period. Mr. Bain would remain eligible for a bonus for the year in which his employment is terminated. Mr. Bain will not be automatically eligible for any payments under any severance plan that OMAM Inc. may have in effect as of the date of his termination, and severance pay, if any, will be determined by the Remuneration Committee based on the circumstances of the termination. If there are any contingent compensation arrangements in place, then Mr. Bain will be entitled to receive the contingent compensation owed to him subject to (i) his satisfactory individual performance to the end of the notice period or such shorter period as determined by OMAM Inc. and (ii) his fulfillment of his obligations and covenants as set forth in the Bain Employment Agreement. If Mr. Bain provides notice of the termination of his employment to OMAM Inc., then Mr. Bain will be eligible only for salary continuation payments during the notice period and will not be entitled to any further compensation. If Mr. Bain resigns prior to the expiration of a six-month notice period, then he will not be entitled to any further compensation or benefits. OMAM Inc. has the right to terminate the Bain Employment Agreement and Mr. Bain's employment on the 90th day after serving written notice to Mr. Bain that OMAM Inc. has determined in good faith that a "disability," as that term is defined in the Bain Employment Agreement, has occurred, provided that, within 90 days of such notice, Mr. Bain has not returned to full-time performance of his essential functions. If the Bain Employment Agreement is terminated based on disability, Mr. Bain will remain eligible for a prorated bonus for the period up through the date of termination as well as any contingent compensation owed to him. The Bain Employment Agreement will terminate automatically upon Mr. Bain's death, and all compensation and benefits under the Bain Employment Agreement will cease effective as of the date of his death, except that his estate will be eligible to receive his bonus, prorated for the period up through the date of his death, as well as any contingent compensation owed to him. Mr. Bain's receipt of any of the compensation and benefits described in this paragraph will be subject to and conditioned upon his execution of a separation agreement that must include a complete customary release of claims by him to us, OMAM Inc. and our affiliates.

        Mr. Bain is subject to non-compete covenants during the term of his employment, including the six-month notice period described above. In addition, Mr. Bain is subject to a non-solicitation of employees covenant and a non-interference covenant during the term of his employment, the six-month notice period, and for a period of one year after expiration of the later of the notice period or the date of his termination of employment.

        Ms. Gibson's Employment Agreement.    OMAM Inc. entered into an employment agreement with Ms. Gibson (the "Gibson Employment Agreement"), OMAM Inc.'s Executive Vice President and Head of Global Distribution and a director, upon the start of her employment with OMAM Inc. on February 21, 2002. Ms. Gibson's agreement does not specify her salary; instead, her salary is reviewed annually and any modification is in our absolute discretion. In addition, Ms. Gibson is eligible to participate in the following plans: (i) our bonus plan(s) and (ii) the OM Asset Management plc Equity plan which includes both time-vested RSAs and performance-vested RSUs.

        Ms. Gibson is an employee at-will. OMAM Inc. may terminate the Gibson Employment Agreement and Ms. Gibson's employment for cause, as that term is defined in the Gibson Employment Agreement, immediately upon written notice. Upon termination for cause, all of Ms. Gibson's compensation and benefits under the Gibson Employment Agreement will cease. Either OMAM Inc. or Ms. Gibson may terminate the Gibson Employment Agreement and Ms. Gibson's employment for any reason by giving the other party not less than six months' notice in writing. If notice is served by either party, OMAM Inc. is entitled to terminate Ms. Gibson's employment at any time during the six-month "notice period" starting on the day notice is served. If OMAM Inc. serves notice to Ms. Gibson, OMAM Inc. must (i) continue her compensation, medical and dental benefits for the remainder of the notice period and (ii) pay to Ms. Gibson other severance as may be provided for in OMAM Inc.'s severance plan in effect as of the date of her termination. Ms. Gibson would remain eligible for a bonus for the year in which her employment is terminated. If there are any contingent compensation arrangements in place, then Ms. Gibson will be entitled to receive the contingent compensation owed to her subject to (i) her satisfactory individual performance to the end of the notice period or such shorter period as determined by OMAM Inc. and (ii) her fulfillment of her obligations and covenants as set forth in the Gibson Employment Agreement. If Ms. Gibson provides notice of the termination of her employment to OMAM Inc., then Ms. Gibson will only be eligible to receive her compensation, medical and dental benefits for the remainder of the notice period and will not be entitled to any further compensation. If Ms. Gibson resigns prior to the expiration of a six-month notice period, then she will not be entitled to any further compensation or benefits. OMAM Inc. has the right to terminate the Gibson Employment Agreement and Ms. Gibson's employment on the 90th day after serving written notice to Ms. Gibson that OMAM Inc. has determined in good faith that a "disability," as that term is defined in the Gibson Employment Agreement, has occurred, provided that, within 90 days of such notice, Ms. Gibson has not returned to full-time performance of her essential functions. If the Gibson Employment Agreement is terminated based on disability, Ms. Gibson will remain eligible for a prorated bonus for the period up through the date of termination as well as any contingent compensation owed to her. The Gibson Employment Agreement will terminate automatically upon Ms. Gibson's death, and all compensation and benefits under the Gibson Employment Agreement will cease effective as of the date of her death, except that her estate will be eligible to receive her bonus, prorated for the period up through the date of her death, as well as any contingent compensation owed to her. Ms. Gibson's receipt of any of the compensation and benefits described in this paragraph will be subject to and conditioned upon her execution of a separation agreement that must include a complete customary release of claims by her to us, OMAM Inc. and our affiliates.

        Ms. Gibson is subject to non-compete covenants during the term of her employment, including the six-month notice period described above. In addition, Ms. Gibson is subject to a non-solicitation of employees covenant and a non-interference covenant during the term of her employment, the six-month notice period, and for a period of one year after expiration of the later of the notice period or the date of her termination of employment.

PROPOSAL 5—ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

What am I voting on?

        In accordance with applicable law and Section 14A of the Exchange Act, we are providing shareholders with the opportunity to vote on an advisory resolution, commonly known as "say-on-pay," approving OMAM's executive compensation as reported in this proxy statement.

        Our compensation program is designed to enable us to attract, retain and incentivize the highest caliber talent across our business in order to maintain and strengthen our position in the asset management industry. Our compensation methods are intended to provide a total rewards program that is competitive with our peers and supports our values, rewards individual efforts, and correlates with our financial success as a company.

        Our incentive opportunities are designed to align a substantial portion of pay to Company performance. We believe that our cash compensation and equity participation programs align the interests of our named executive officers with our shareholders and promote long-term value creation. In addition, the equity component motivates executives through a multi-year vesting structure. As a public company, we focus our compensation programs on rewarding performance that increases long-term shareholder value, including growing economic net income, developing new client relationships, seeding new products at our Affiliates, investing in new Affiliates, improving operational efficiency and managing risks.

        Shareholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table for Fiscal Years 2013 and 2014 and other related tabular and narrative disclosures included in this proxy statement, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

        Shareholders are being asked to vote on the following advisory resolution:

        RESOLVED, that the shareholders approve, on an advisory basis, the compensation of OMAM's named executive officers as described in this proxy statement under "Compensation Discussion and Analysis" and "Executive Compensation", including the tabular and narrative disclosure contained in this proxy statement.

        The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to approve, on an advisory basis, this resolution.

Is this vote binding on the Board?

        Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of OMAM's executive compensation program.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE COMPENSATION OF OMAM'S NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 6—ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?

        We are seeking your input with regard to the frequency of holding future shareholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (Proposal 5) should occur every year, every two years or every three years. The enclosed proxy card gives shareholders four options for voting on this item. Shareholders can choose whether the say-on-pay vote should be conducted every year, every two years or every three years. Shareholders may also abstain from voting on this item. Shareholders will not be voting to approve or disapprove the Board's recommendation.

Is this vote binding on the Board?

        Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our shareholders. The option receiving the greatest number of votes will be considered the frequency preferred by our shareholders.

How does the Board recommend that I vote?

        After careful consideration, the Board recommends that say-on-pay votes should be conducted every year to give shareholders the opportunity to annually express their views on the Company's executive compensation program. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement each year.

THE BOARD RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH FREQUENCY UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 7—DIRECTORS' REMUNERATION POLICY

What am I voting on?

        The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company's overall objectives, and, accordingly, and in compliance with U.K. Companies Act 2006, we are providing shareholders with the opportunity to vote on a resolution to receive and approve our directors' remuneration policy, which begins on page A-3 of Appendix A hereto.

        If approved, all remuneration that we pay to our directors must be consistent with this policy. We are required to offer our shareholders an opportunity to vote on this policy at least once every three years.

        We encourage shareholders to read the directors' remuneration report, which includes the remuneration policy beginning on page A-3 of Appendix A to this Proxy Statement. This report describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our executive director and to attract and retain high-quality non-executive directors.

        The Board and the Compensation Committee believe that the policies and procedures articulated in the directors' remuneration policy are effective in achieving our compensation objectives for our directors, and serve to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.

Is this vote binding on the Board?

        The vote is binding upon the Board and the Compensation Committee. Any remuneration paid to our directors must be consistent with an approved policy. If the policy is not approved at the Annual Meeting, the Company is required to call another general meeting of shareholders to consider the Company's remuneration policy.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RECEIPT AND APPROVAL OF THE DIRECTORS' REMUNERATION POLICY INCLUDED IN THE DIRECTORS' REMUNERATION REPORT.

PROPOSAL 8—ORDINARY RESOLUTION ON DIRECTORS' REMUNERATION REPORT

What am I voting on?

        The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company's overall objectives, and, accordingly, in compliance with the U.K. Companies Act 2006, we are providing shareholders with the opportunity to provide an advisory vote by way of an ordinary resolution approving the directors' remuneration report beginning on page A-1 of Appendix A hereto (other than the part containing the directors' remuneration policy).

        This proposal is similar to Proposal 5 regarding the compensation of our named executive officers in 2014 and complementary to Proposal 7 regarding our remuneration policy. However, the directors' remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the U.K. Companies Act 2006.

        We encourage shareholders to read the directors' remuneration report beginning on page A-1 of Appendix A to this Proxy Statement. The Directors' Remuneration Report describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our directors and to attract and retain high-quality non-executive directors. The Board and the Compensation Committee believe that the policies and procedures articulated in the directors' remuneration report are effective in achieving our compensation objectives for our directors, and serve to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.

Is this vote binding on the Board?

        Because this vote is advisory, it will not be legally binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of OMAM's executive director and non-executive director compensation programs.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE DIRECTORS' REMUNERATION REPORT INCLUDED IN THE ANNUAL REPORT OF THE COMPANY.

PROPOSAL 9—ADOPTION OF NEW ARTICLES OF ASSOCIATION OF THE COMPANY

        The Company is proposing to adopt the New Articles in order to reflect certain clarifying changes to the Existing Articles relating to depositary matters. The proposed changes endeavor to clarify certain matters relating to depositaries that hold the Company's shares for purposes of facilitating beneficial ownership by individuals and entities.

        The description of the changes to the Existing Articles set forth below is qualified in its entirety by reference to the full text of the proposed New Articles, which is attached hereto as Appendix B.

        The changes to the Existing Articles which will be implemented through the adoption of the New Articles ensure that depositaries that hold the Company's shares will not be required to undertake certain notification obligations or be subject to certain restrictions which all of the Company's shareholders are currently subject. The proposed New Articles will contain changes to Existing Articles 115, 116, 122, 270, 271, 272, 276, 280, 282 and 284. The specific amendments to the Existing Articles and reasons for such changes are summarized and set forth below:

  •
  Articles 115, 116 and 122 are proposed to be amended to (i) capitalize "depositary" so as to make it a defined term and (ii) delete the phrase "for the purpose of enabling any shares or other securities of the Company to be traded in an uncertificated form". Article 116 will also be amended to add the following: "a depositary holding relevant Share Capital". These changes clarify that a depositary will not be required to comply with the notification procedures required of shareholders in Articles 115, 116 and 122.

  •
  Article 270 is proposed to be amended to delete the definition of "Depositary" as the term was already defined in Article 2.

  •
  Articles 271 and 272 are proposed to be amended to to include the phrase "other than a Depositary". The changes clarify that a depositary is not subject to certain restrictions that limit the actions of shareholders of the Company.

  •
  Article 276 is proposed to be amended for minor clarifying changes to the language to conform with the above-stated changes.

  •
  Article 280 is proposed to be amended to include the phrase "other than a Depositary". This change clarifies that an acquisition of an interest in shares by a depositary will not be considered a "Prohibited Acquisition" as defined in the Articles of Association.

  •
  Article 282 is proposed to be amended to include the phrase "by and person other than a Depositary". This change clarifies that a depositary need not comply with certain disclosure obligations applicable to the Company's shareholders.

  •
  Article 284 is proposed to be amended for minor clarifying changes to the language. The changes ensure that a depositary is not subject to certain requirements applicable to shareholders of the Company that acquire an interest in shares.

        Shareholders are being asked to vote on the following resolution as a Special Resolution:

        RESOLVED, that the draft Articles of Association produced at the Annual Meeting and, for the purposes of identification, initialed by the Chairman be adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, the Existing Articles.

        A copy of each of (i) the Company's Existing Articles and (ii) the proposed New Articles marked to show all the changes will be available for inspection during normal business hours (excluding Saturdays, Sundays and bank holidays) at OMAM, 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG. The proposed New Articles will also be available for inspection at the Annual Meeting.

        The approval of the holders of not less than 75% of the total voting rights of shareholders who (being entitled to do so) vote in person or by proxy at the Annual Meeting is required to approve the amendments to the Articles to effect the proposed changes by way of adoption of the new Articles of Association.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE NEW ARTICLES OF ASSOCIATION OF THE COMPANY.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Executive Officers

        The following table sets forth certain information regarding our named executive officers.

Name	Age	Position
Peter L. Bain	56	President, Chief Executive Officer and Director
Stephen H. Belgrad	52	Executive Vice President, Chief Financial Officer
Linda T. Gibson	49	Executive Vice President, Head of Global Distribution
Christopher Hadley	45	Executive Vice President, Chief Talent Officer
Aidan J. Riordan	43	Executive Vice President, Head of Affiliate Management

        For the biographical information of Mr. Bain, see "Proposal 1—Election of Directors" above.

        Stephen H. Belgrad is one of our Executive Vice Presidents, our Chief Financial Officer and a member of our Executive Management Team. Mr. Belgrad has held these positions since our initial public offering and has held comparable positions with OMAM Inc., where he also acts as director, since 2011. Mr. Belgrad has been a member of the Group Capital Management Committee of our Parent since October 2011 and is also on the Board of Managers of a number of our Affiliates. Mr. Belgrad is responsible for our finance, investor relations, legal and IT/operations functions and jointly responsible for corporate development. From 2008 to May 2011, Mr. Belgrad was chief financial officer of HarbourVest Global Private Equity Limited (HVPE), a publicly-traded closed-end investment company. Mr. Belgrad previously was a vice president in the new investments group at Affiliated Managers Group, Inc., a publicly traded global asset management company, and, prior to that, senior vice president and treasurer at Janus Capital Group Inc., a publicly traded investment management firm. He began his career at Morgan Stanley & Co. LLC, a global financial services firm, where, over the course of 15 years, he held various positions in financial institutions investment banking, corporate strategy and Morgan Stanley's asset management division. Mr. Belgrad received a B.A. in economics from Princeton University and an M.B.A. from Harvard Business School.

        Linda T. Gibson is one of our Executive Vice Presidents, our Head of Global Distribution and a member of our Executive Management Team. Ms. Gibson has served as an Executive Vice President since 2004. In July 2012, Ms. Gibson was appointed Head of Global Distribution. Ms. Gibson is Chief Executive Officer of OMAM International Ltd. and is currently responsible for global distribution, marketing and communications. Ms. Gibson joined OMAM Inc. in 2000 and has held various executive positions, including Interim President and Chief Executive Officer from September 2010 to February 2011, Chief Operating Officer and Head of Affiliate Management from October 2008 to July 2012 and General Counsel from February 2001 to October 2009. Ms. Gibson also serves on the boards of a number of our Affiliates. Prior to joining OMAM Inc., Ms. Gibson was a senior vice president and senior counsel at Signature Financial Group, Inc., a third-party mutual fund administrator and distributor, where she oversaw the legal operations of the Boston, London and Grand Cayman offices, and provided consulting services with respect to global investment product design and strategy. Ms. Gibson received a B.A. in mathematics from Bates College, a J.D. from Boston University School of Law and is a graduate of the Advanced Management Program at Harvard Business School.

        Christopher Hadley is one of our Executive Vice Presidents, our Chief Talent Officer and a member of our Executive Management Team. Mr. Hadley has held these positions since July 2012. Mr. Hadley is responsible for formulating the strategy and providing services for acquiring, developing and retaining our talent. Mr. Hadley also serves on the board of managers of Acadian, one of our Affiliates. Since Mr. Hadley joined OMAM Inc. in 2006, he has held various positions in the Talent Department, including Senior Vice President and Head of Talent from May 2011 to June 2012, Vice President, Head of Compensation and Benefits from November 2008 to May 2011 and Vice President, Talent from August 2007 to October 2008. Prior to joining OMAM Inc., Mr. Hadley was head of compensation at Putnam Investments. Mr. Hadley received a B.S. from the University of Massachusetts, Amherst.

        Aidan J. Riordan is one of our Executive Vice Presidents, our Head of Affiliate Management and a member of our Executive Management Team. Mr. Riordan joined OMAM Inc. in June 2011 as Senior Vice President and Director of Affiliate Development and was appointed to his current position in July 2012. Mr. Riordan is responsible for oversight and development of our current portfolio of Affiliates and is jointly responsible for corporate development. Mr. Riordan is a member of the boards and remuneration committees of each of our Affiliates. From 2005 through May 2011, Mr. Riordan was a partner at Calvert Street Capital Partners, a middle market private equity firm based in Baltimore, Maryland, which he joined in 2003, and previously held positions at Castle Harlan, Inc., a private equity firm based in New York that focuses on buyouts and growth capital investments in middle-market companies across a range of industries. Mr. Riordan began his career at Berkshire Capital Corporation, a New-York based investment bank specializing in providing mergers and acquisitions services to the investment management industry. Mr. Riordan received a B.A. in economics from the University of Pennsylvania and an M.B.A. in finance from Columbia Business School.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of the Ordinary Shares as of March 15, 2015 by:

  •
  our Parent, through its wholly-owned subsidiary, OMGUK;

  •
  each of our directors;

  •
  each of our named executive officers;

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of the Ordinary Shares; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of options to purchase Ordinary Shares that are immediately exercisable or exercisable within 60 days after March 27, 2015. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

        Percentage ownership calculations for beneficial ownership are based on 120,536,829 Ordinary Shares outstanding as of March 15, 2015. Except as otherwise indicated in the table below, addresses of named beneficial owners are care of OMAM Inc., 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116.

        In computing the number of Ordinary Shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding Ordinary Shares that a person has the right to acquire within 60 days of March 15, 2015. We did not deem these Ordinary Shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Old Mutual plc(1)(2)	94,555,859	78.45%
FMR LLC(3)	7,452,958	6.18%
Peter L. Bain	831,337	*
Stephen H. Belgrad	180,513	*
Linda T. Gibson	194,588	*
Christopher Hadley	27,320	*
Aidan J. Riordan	111,808	*
Julian Roberts	—	*
Ian D. Gladman	—	*
Kyle Prechtl Legg	—	*
James J. Ritchie	3,500	*
John D. Rogers	5,000	*
Donald J. Schneider	3,500	*
All directors and current executive officers as a group (11 persons)	1,357,566	1.13%

(1)
Amounts shown reflect the aggregate number of Ordinary Shares held by Old Mutual plc based solely on information set forth in a Schedule 13G filed with the SEC on February 9, 2015. Old

  Mutual plc reported sole voting and dispositive power over all of the 94,555,859 ordinary shares. The address of Old Mutual plc is 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG.

(2)
Old Mutual plc owns its Ordinary Shares indirectly through OMGUK, its wholly-owned subsidiary.

(3)
Based solely on information set forth in a Schedule 13G filed with the SEC on February 13, 2015 by FMR LLC on behalf of itself, Edward C. Johnson 3d and Abigail P. Johnson. FMR LLC reported sole voting power over 656,258 Ordinary Shares, shared voting power over none of the Ordinary Shares and sole dispositive power over 7,452,958 Ordinary Shares. Edward C. Johnson 3d reported sole voting power over none of the Ordinary Shares, shared voting power over none of the Ordinary Shares and sole dispositive power over 7,452,958 of the Ordinary Shares. Abigail P. Johnson reported sole voting power over none of the Ordinary Shares, shared voting power over none of the Ordinary Shares and sole dispositive power over 7,452,958 of the Ordinary Shares. The Schedule 13G further states that members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, and the rules of the SEC require our directors, executive officers and persons who own more than 10% of the Ordinary Shares to file reports of their ownership and changes in ownership of the Ordinary Shares with the SEC. The Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on our review of the reports filed during 2014 and questionnaires from our directors and executive officers, we determined that no director, executive officer or beneficial owner of more than 10% of the Ordinary Shares failed to file a report on a timely basis during 2014, except for one Form 4 reporting the purchase of Ordinary Shares that was inadvertently filed six days late on behalf of Daniel K. Mahoney due to an administrative error by the Company.

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Our Audit Committee reviews and approves in advance all related-party transactions.

Relationship with Our Parent and OMGUK

        Prior to our initial public offering, we were a wholly-owned subsidiary of our Parent and were included in our Parent's consolidated operations. Our Parent continues to indirectly own a majority of the Ordinary Shares, and as a result, our Parent continues to have significant control over our business and affairs including the composition of our Board and with respect to any action requiring the approval of our shareholders.

        We have entered into certain agreements with our Parent and OMGUK. In addition, our Parent continues to consolidate our financial results in its financial statements. The following descriptions of such agreements and transactions are summaries only and are qualified in their entirety by reference to the complete documents, each of which has been publicly filed with the SEC.

Shareholder Agreement

        In connection with our initial public offering, we entered into a shareholder agreement with our Parent, which we refer to as the Shareholder Agreement. The Shareholder Agreement includes provisions as to certain aspects of our continuing relationship with our Parent, including the composition of the Board and other corporate governance matters, certain consent rights that our Parent will have until the date that it ceases to beneficially own more than 20% of our outstanding Ordinary Shares with respect to certain actions taken by us and our subsidiaries and certain information rights granted to our Parent.

Board and Corporate Governance Rights

        The Shareholder Agreement entitles our Parent to appoint a specific number of directors to our Board, which we refer to as the Parent Group Directors. The number of Parent Group Directors that our Parent is entitled to appoint is based on its beneficial ownership of the Ordinary Shares as follows:

  •
  until and including the date on which our Parent first ceases to beneficially own more than 50% of our outstanding Ordinary Shares (which we refer to as the Majority Holder Date), our Parent will be entitled to appoint a majority of our directors;

  •
  after the Majority Holder Date and until our Parent first ceases to beneficially own at least 35% of our outstanding Ordinary Shares (which we refer to as the First Threshold Date), our Parent will be entitled to appoint three directors;

  •
  after the First Threshold Date and until our Parent first ceases to beneficially own at least 20% of our outstanding Ordinary Shares (which we refer to as the Second Threshold Date), our Parent will be entitled to appoint two directors; and

  •
  after the Second Threshold Date and until our Parent first ceases to beneficially own at least 7% of our outstanding Ordinary Shares (which we refer to as the Third Threshold Date), our Parent will be entitled to appoint one director.

        Following the Third Threshold Date, our Parent will have no further rights to appoint Parent Group Directors.

        The Shareholder Agreement also provides that our Parent shall have the right to increase the size of the Board from seven to nine directors and designate the Chairman of the Board until the Majority Holder Date.

        The Shareholder Agreement requires that (i) until the Majority Holder Date, all three members of the Nominating Committee and Compensation Committee shall be selected by the Board (or all four members if the size of this committee is increased to four), (ii) until the Second Threshold Date, at least one member of the Audit Committee shall be a Parent Group Director who must be an "Independent Director" as defined by the NYSE Rules and Rule 10A-3 under the Exchange Act, if our Parent has designated an Independent Director to so serve on our Board (which it will not be required to do), (iii) the Audit Committee shall consist of at least three directors and (iv) the Compensation Committee and Nominating Committee shall consist of three directors or, if requested by our Parent, four directors.

Consent Rights

        The Shareholder Agreement provides that until the first date on which our Parent no longer beneficially owns at least 20% of our outstanding Ordinary Shares, the prior consent of our Parent will be required before we may take any of the following actions, whether directly or indirectly through a subsidiary or controlled affiliate (provided that the consent rights related to the incurrence or guarantee of debt, the granting of liens and the declaration or payment of dividends shall not apply until the date that our Parent ceases to own more than 50% of the Ordinary Shares so long as the Board approve such matters):

  •
  any merger or acquisition with consideration paid or payable (including a pro rata share of the debt assumed) of at least $100 million, or any disposition of assets with a fair market value of at least $100 million, involving us or one of our subsidiaries or controlled affiliates, on the one hand, and any other person, on the other hand;

  •
  any incurrence or guarantee of (or grant of a lien with respect to) external recourse debt in an amount greater than $300 million, plus the principal amount of the outstanding external debt on the Majority Holder Date;

  •
  any issuance of share capital other than (i) issuances of equity awards to directors or employees pursuant to a compensation plan or (ii) issuances of share capital in connection with an acquisition involving a consideration payable less than $100 million;

  •
  entry into or amendment or termination of any material joint venture or strategic alliance;

  •
  any declaration or payment of a dividend other than in accordance with our dividend policy approved by our Board as of the Majority Holder Date;

  •
  listing or delisting of any securities on a securities exchange, other than the listing or delisting of debt securities on the NYSE or any other securities exchange located solely in the United States;

  •
  any agreement or arrangement that would conflict with the terms of the Shareholder Agreement;

  •
  any amendment, termination or waiver of any rights under our constitutional documents; and

  •
  any filing or petition under bankruptcy laws, admission of insolvency or similar actions by us or any of our subsidiaries or controlled affiliates, or our dissolution or winding-up.

Conflict of Interest Authorization and Change of Control Notification Rights

        The Shareholder Agreement provides that our directors authorize under the U.K. Companies Act 2006 and the Articles any conflict of interest of any Parent Group Directors from time to time with respect to any employment, office or position held, or any other interest (including the ownership of securities), in respect of any member of our Parent's group on terms that each such Parent Group

Director shall be entitled to receive all information provided to, and participate fully in all deliberations and participate in any vote of, our Board, for all matters (including in respect of any change of control transaction). In addition, until the Second Threshold Date, the Shareholder Agreement requires us to promptly inform our Parent of all inquiries made or received by us regarding potential change of control transactions and, as requested by our Parent, keep our Parent current on the status of any related discussions.

Information and Consultation Rights; Disclosure and Financial Accounting

        The Shareholder Agreement requires us to provide our Parent with information and data relating to our and our subsidiaries' business and financial results and access to our personnel, data and systems until the Third Threshold Date. Furthermore, the Shareholder Agreement provides for the establishment of a reporting coordination committee to facilitate the financial reporting of the Company and our Parent. Until the Second Threshold Date, the Shareholder Agreement requires us to coordinate with our Parent with respect to the timing of earnings releases and the release of any material information related to the Company subject to our obligations to comply with applicable laws. To the extent practicable, we must provide our Parent with a copy of any public release prior to publication and consider in good faith incorporating any comments provided by our Parent.

Preemptive Rights

        The Shareholder Agreement provides OMGUK with the right to purchase its pro rata share of any issuances of share capital by us until the Third Threshold Date, other than issuances of (i) share capital as consideration for mergers, consolidations or similar transactions, (ii) equity awards to directors or employees pursuant to a compensation plan and (iii) share capital of one of our subsidiaries to or by one of our wholly-owned subsidiaries.

Lock-Up

        The Shareholder Agreement obligates our Parent to agree with the underwriters in any future public securities offering by us to a lock-up period of up to 90 days, other than with respect to privately negotiated transactions.

Non-Solicitation

        We and our Parent agree that, until the Third Threshold Date, without the prior written consent of either party, neither we nor they will solicit any then-current employee of the other party with respect to employment.

Term

        The Shareholder Agreement will terminate on the Third Threshold Date.

Assignment

        The rights of our Parent under the Shareholder Agreement may be assigned to any third party, but its rights to approve certain matters and to be informed of inquiries made or received by us regarding a potential change of control transaction may only be assigned to a transferee of a majority of the Ordinary Shares.

Parent Registration Rights Agreement

        In connection with our initial public offering, we entered into a registration rights agreement with our Parent, pursuant to which our Parent may require us, beginning after the first anniversary of the consummation of our initial public offering, to file one or more registration statements with the SEC covering the public resale of registrable securities beneficially owned by our Parent and its subsidiaries with expected aggregate gross proceeds of at least $50 million. We are not obligated to effect more than one demand registration, in addition to any registration on a shelf registration statement, in any six-month period. We are obligated to file a shelf registration statement upon any request made by our Parent after the first anniversary of the consummation of our initial public offering. In addition, our Parent has certain "piggy-back" registration rights, pursuant to which it is entitled to register the resale of its registrable securities alongside any offering of securities that we may undertake, and the amount of securities we may offer may be subject to "cutback" in certain cases. We are responsible for the expenses associated with any sale under the agreement by our Parent, except for its legal fees and underwriting discounts, selling commissions and transfer taxes applicable to such sale. Our Parent may assign its rights under the registration rights agreement to any transferee who acquires not less than 7% of our outstanding Ordinary Shares from our Parent.

Employee Registration Rights Agreement

        In connection with our initial public offering, we entered into a registration rights agreement with certain of employees of OMAM Inc. who hold restricted Ordinary Shares. Pursuant to the employee registration rights agreement, we are obligated to file a shelf registration statement promptly after the first anniversary of the consummation of our initial public offering to cover the restricted Ordinary Shares issued to the employees in an exchange program. We are responsible for the expenses associated with registering the Ordinary Shares and maintaining the effectiveness of the shelf registration statement but are not obligated to assist with any sale of the Ordinary Shares by the employees.

Intellectual Property License Agreement

        In connection with our initial public offering, we entered into an intellectual property license agreement with our Parent, and, solely for the intellectual property owned by it applicable to the agreement, OMLACSA, which we refer to as the Intellectual Property Agreement. Pursuant to the Intellectual Property Agreement, our Parent and OMLACSA have granted us a limited, non-exclusive, fully paid-up, royalty-free, non-transferable, non-sublicensable license to use certain trademarks, servicemarks, names and logos, including the names "Old Mutual", "OM" and the "OM 3 anchor design logo" or collectively, the Transitional Servicemarks, with respect to our business, worldwide, subject to certain exceptions set forth in the Intellectual Property Agreement. Our Parent and OMLACSA has also granted us a perpetual, limited, non-exclusive, fully paid-up, royalty-free, non-transferable, non-sublicensable license to use the term "OMAM", or the Perpetual Servicemark, and collectively with the Transitional Servicemarks, the Servicemarks, in all or part of our corporate or trade names, businesses and activities, including in any advertising or promotional materials, and as a ticker symbol, and the perpetual right to use "OM Asset Management" in all or part of our corporate or trade names. Likewise, we have been licensed the perpetual right to use omam.com. The license term for the Transitional Servicemarks commenced upon the date of the closing of our initial public offering and ends six months after the date on which our Parent ceases to directly or indirectly own a majority of our outstanding Ordinary Shares. The right to use the Perpetual Servicemark in all or part of our corporate or trade names, businesses and activities, including in any advertising or promotional materials, and as a ticker symbol, and the right to use "OM Asset Management" in all or part of our corporate or trade names, and the right to use omam.com as our website and email address, will continue in perpetuity.

        At the end of the license term, we must cease using the Servicemarks (other than the Perpetual Servicemark), but we will be permitted to make historical reference to our affiliation with our Parent or OMLACSA solely to the extent required under applicable law to describe the historical performance of our business or to indicate that we were formerly operating under the name "Old Mutual".

        Under the Intellectual Property Agreement, six months after our Parent ceases to directly or indirectly own a majority of our outstanding Ordinary Shares, we are obligated to cease use of any and all domain names containing the term "Old Mutual" or "OM" (other than omam.com) that we owned prior to the closing of our initial public offering and transfer such domain names to our Parent. For a period of twelve months commencing on the date on which our Parent ceases to own a majority of our outstanding Ordinary Shares, our Parent will redirect all attempts by users to access such domain names to a single new domain name to be managed by us or one of our affiliates, which will not contain the terms "Old Mutual" or "OM."

        Under the Intellectual Property Agreement, we indemnify our Parent, OMLACSA, their respective affiliates, and their respective directors, officers, and employees from and against any third-party claims resulting from (i) our breach of the Intellectual Property Agreement and (ii) the use by us or our subsidiaries of the Servicemarks. Our Parent and OMLACSA, jointly and severally, indemnify us, our subsidiaries, and our respective affiliates, directors, officers, and employees from and against any third-party claims resulting from (i) our Parent's or OMLACSA's breach of the Intellectual Property Agreement and (ii) the use by our Parent or OMLACSA or their respective subsidiaries of the Servicemarks, provided that we are using the Servicemarks in accordance with the Intellectual Property Agreement.

Deferred Tax Asset Deed

        In connection with our initial public offering, we entered into a Deferred Tax Asset Deed with OMGUK that provides for the payment by OMAM to OMGUK of amounts equal to certain deferred tax assets ($252.2 million as of December 31, 2014) existing as of the date of the closing of our initial public offering, referred to as the Pre-IPO Tax Assets, subject to repayment if, and to the extent that, the Pre-IPO Tax Assets are determined not to be available. For the purposes of this Deferred Tax Asset Deed, the tax savings we realize are computed by comparing our actual tax liabilities with the liability for tax we would have had if the Pre-IPO Tax Assets had not existed.

        Payments under the Deferred Tax Asset Deed are made quarterly during the taxable year based on our estimated tax savings for that year, with a true-up no later than November 30th in the year following the relevant taxable year. The actual amount and timing of any payments will ultimately vary depending on a number of factors, including the timing and extent of our utilization of the Pre-IPO Tax Assets.

        It is anticipated that the Deferred Tax Asset Deed will terminate on the later of December 31, 2019 or, if OMGUK were to cease to own, directly or indirectly, more than 50% of the Ordinary Shares in OMAM, December 31st of the year of that cessation, unless the Pre-IPO Tax Assets have all been utilized or have expired before such termination date or unless the deed is terminated earlier in accordance with its term. No later than November 30th of the year following termination of the arrangement, we will make a payment to OMGUK in an amount equal to the net present value of the Pre-IPO Tax Assets which have yet to be utilized at the termination date, subject to repayment if, and to the extent that, the Pre-IPO Tax Assets are determined not to be available.

Co-Investment Deed

        In connection with our initial public offering, we entered into a Co-Investment Deed whereby we are obligated to pay OMGUK an amount equal to the proceeds realized by us in respect of specified pre-initial public offering co-investments owned by OMAM Inc., or the Pre-IPO Co-Investments. These

Pre-IPO Co-Investments include limited partnership interests and limited liability company interests in specified entities owned by OMAM Inc. and its wholly owned subsidiaries. As of December 31, 2014, the Pre-IPO Co-Investments had an aggregate fair value of approximately $43.5 million and a carrying value of $35.0 million.

        During the term of the Co-Investment Deed, we make quarterly cash payments to OMGUK in an amount equal to 100% of the estimated after-tax cash distributions received by us or our wholly owned subsidiaries during the three-month period ending on the last day of the month preceding the payment date. These distributions include all amounts received by us or our wholly owned subsidiaries from or in respect of the Pre-IPO Co-Investments, including any distributions, disposal proceeds and carried interest less any taxes chargeable on those distributions assuming statutory tax rates. If any tax losses are realized in respect of a Pre-IPO Co-Investment during a tax year and have not been taken into account for that year, or if the actual after-tax cash receipts differ from the estimated after-tax cash receipts, there will be a true-up, and any additional payment made to OMGUK will be made no later than November 30 of the year following that tax year.

Seed Capital Management Agreement

        In connection with our initial public offering, we entered into a seed capital management agreement, dated October 8, 2014, with our Parent and certain of its affiliates, Millpencil Limited, or MPL, Millpencil (U.S.) LP, or the Limited Partnership, and a newly formed MPL entity, or MPLUK2, as amended by the first amendment thereto on December 31, 2014. This agreement governs, through January 15, 2018, the deployment of certain seed capital investments of MPL and all of the seed capital investments of MPLUK2 and the Limited Partnership in various mandates that our Affiliates manage. On or before December 31, 2017, MPL will transfer to MPLUK2 or its designee all of MPL's general partnership interest in the Limited Partnership (which represents 99% of the equity of the Limited Partnership) and the seed capital investments of MPL that are managed under the seed capital management agreement, which will continue to be managed by us on behalf of MPLUK2. On or before January 15, 2018, our Parent will assign to a newly-formed subsidiary of MPLUK2 all of its limited partnership interest in MPL (which represents 1% of the equity of the Limited Partnership). The fair market value of the seed capital investments that are subject to the seed capital management agreement was approximately $146 million as of December 31, 2014. After January 15, 2018, MPLUK2 and the Limited Partnership may withdraw all or any of such seed capital investments.

        In addition, on or before December 15 of each year during the period between the date of the seed capital management agreement and January 15, 2018, we will meet with our Parent to determine the proposed seed capital budget for the next year, which shall set forth the aggregate proposed seed capital investments in each asset class including (i) U.S. equities and European, Australia, Far East (EAFE) equities, (ii) real estate, (iii) emerging market equities, (iv) high-yield fixed income and (v) investment grade fixed income. Each year's budget must be approved by our Parent.

        On or before September 30, 2017, we will discuss with our Parent whether our Parent prefers that on January 15, 2018 (a) all of the seed capital investments should be held in the form of cash or cash equivalents, or (b) we and our Parent should have entered into a definitive agreement with respect to our purchase of all of the equity of MPLUK2. If no such definitive agreement is entered into, then at any time prior to January 15, 2018, at the option of our Parent, we will either (i) cause all seed capital investments held by the Limited Partnership and MPLUK2 to be held in the form of cash or cash equivalents, which may be subject to withdrawal by the Limited Partnership and MPLUK2 or (ii) continue to manage all seed capital investments held by the Limited Partnership and MPLUK2 for such reasonable period of time as will permit the orderly sale or disposition of such investments.

Promissory Note Issued to OMGUK

        OMAM issued a non-interest bearing promissory note to OMGUK in the principal amount of $37.0 million (of which $18.5 million relates to the return of co-investment capital) which will be paid as funds become available from Affiliate distributions, subject to the maintenance of a minimum level of cash holdings. As of December 31, 2014 the balance on such note was $37.0 million.

Review and Approval of Transactions with Related Persons

        Our Board has adopted written policies and procedures for transactions with related persons. As a general matter, the policy requires our Audit Committee to review and approve or disapprove the entry by us into certain transactions with related persons. The policy applies to transactions, arrangements and relationships where the aggregate amount involved could reasonably be expected to exceed $120,000 in any calendar year and in which a related person has a direct or indirect interest. A related person is (i) any of our directors, nominees for director or executive officers, (ii) any immediate family member of any of our directors, nominees for director or executive officers and (iii) any person, and his or her immediate family members, or entity, including affiliates, that was a beneficial owner of 5% or more of any of our outstanding equity securities at the time the transaction occurred or existed.

        The policy provides that if advance approval of a transaction subject to the policy is not obtained, it must be promptly submitted to the Audit Committee for possible ratification, approval, amendment, termination or rescission. In reviewing any transaction, the Audit Committee will take into account, among other factors the Audit Committee deems appropriate, recommendations from senior management, whether the transaction is on terms no less favorable than the terms generally available to a third party in similar circumstances and the extent of the related person's interest in the transaction. Any related person transaction must be conducted at arm's length. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers a transaction.

Historical Related Party Transactions

Seed Capital and Co-Investments

        A related party subsidiary of our Parent (the "Subsidiary") has provided seed capital that is invested in certain products of our Affiliates. No new seed capital has been provided by the Subsidiary since January 1, 2011 and certain amounts of seed capital invested in prior years were returned or re-invested in other products of our Affiliates during the year ended December 31, 2014. The fair value of seed capital investments held by the Subsidiary in our Affiliates' products totaled $200.6 million at December 31, 2014. In addition to seed investments, co-investment of $10.5 million was held by the Subsidiary in products of our Affiliates.

Management Fees

        We provide sub-advisory and advisory services to related party subsidiaries of our Parent and to our Parent. Including discontinued operations, we earned management fees for providing these services amounting to $10.6 million for the year ended December 31, 2014. Excluding discontinued operations, we earned management fees for providing these services amounting to $10.3 million for the year ended December 31, 2014.

Administrative Overhead Allocation

        Our Parent provides us with various oversight services, including governance, employee benefits, investor relations, regulatory licensing, procurement of insurance, human resources, financial reporting, internal audit, treasury, systems and tax services. We have estimated the portion of our Parent's costs for projects and oversight services specific to our Company. This allocation amounted to $5.5 million for the year ended December 31, 2014. The actual amount our Parent billed us for services performed was $2.1 million for this period, which such amount was settled in cash. The remaining amount allocated of $3.4 million for the year ended December 31, 2014 was allocated to us via a non-cash capital contribution to Parent equity.

Rent and Facilities Costs

        Our global distribution subsidiary has offices in the United Kingdom, and this subsidiary has entered into a contractual arrangement with a related party subsidiary of our Parent. The amounts paid for rent and administrative costs per this arrangement amounted to $1.2 million for the year ended December 31, 2014.

        We have a sub-lease arrangement with a related party subsidiary of our Parent in relation to premises we continue to lease in respect of a discontinued operation. We received a sub-lease payment from the related party subsidiary of our Parent in the amount of $1.0 million for the year ended December 31, 2014. Payments received under this arrangement are applied against a restructuring liability recognized by us in respect of the abandoned lease.

Guarantees

        In connection with a sale by us in May 2012 of one of our former affiliates to a third party, our Parent entered into a letter agreement with the purchaser under the agreement pursuant to which our Parent agreed to be bound, and agreed to cause its affiliates to be bound, by the terms of certain covenants and agreements contained in the agreement. The covenants relate to non-solicitation and non-hiring of the former affiliate's personnel and non-competition with the business of the former affiliate for a period of three-years following the closing date of the transaction. In addition, OMGUK unconditionally guaranteed the performance of all obligations of the sellers under the agreement, including obligations of payment pursuant to an indemnification or as otherwise required by the terms of the agreement.

Intellectual Property

        In the past, we frequently made use of trademarks and other intellectual property owned by our Parent. Prior to our entry into the Intellectual Property Agreement described under "—Relationship with Our Parent and OMGUK—Intellectual Property License Agreement", there were no formal, written license agreements in place between us and our Parent or OMLACSA, and we had not historically paid license fees for the use of such intellectual property. Our use of trademarks and intellectual property owned by our Parent or OMLACSA is governed by the terms of the Intellectual Property Agreement.

 CODE OF CONDUCT AND ETHICS

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer and principal financial officer. The text of the code of business conduct and ethics is posted on our website at www.omam.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the NYSE Rules.

OTHER MATTERS

        The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE SUBMIT A PROXY BY INTERNET, BY TELEPHONE OR BY RETURNING A COMPLETED, SIGNED, AND DATED PROXY CARD OR VOTING INSTRUCTION FORM.

 SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        To be considered for inclusion in the proxy statement relating to our 2016 Annual General Meeting of Shareholders, we must receive shareholder proposals (other than for director nominations) no later than December 30, 2015. In accordance with the Existing Articles, and without prejudice to the rights of a shareholder of record under applicable law, to be considered for presentation at the 2016 Annual General Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than January 21, 2016 nor later than February 20, 2016 together with all supporting documentation required by the Existing Articles. Proposals that are not received in a timely manner will not be voted on at the 2016 Annual General Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of Secretary, OM Asset Management plc, 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, United Kingdom.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MOLLY S. MUGLER Molly S. Mugler Secretary

5th Floor, Millennium Bridge House,
2 Lambeth Hill
London EC4V 4GG, United Kingdom
April [    ], 2015

Appendix A

OM Asset Management plc

DIRECTORS' REMUNERATION REPORT FOR THE PERIOD ENDED 31 DECEMBER 2014

ANNUAL STATEMENT
FROM THE CHAIR OF THE COMPENSATION COMMITTEE

        As required in the U.K. by The Enterprise and Regulatory Reform Act 2013 and The Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013, this Directors' Remuneration Report is split into three parts:

  •
  The Annual Statement from the Chair of the Compensation Committee.

  •
  The Directors' Remuneration Policy sets out the proposed policy for the three years beginning on the date of the Company's 2015 Annual General Meeting, or AGM, which is subject to a binding shareholder vote.

  •
  The Annual Report on Remuneration sets out the payments made and awards granted to the directors in 2014 and how the Company intends to implement the policy in 2015, which together with this Annual Statement is subject to an advisory shareholder vote.

        As a newly public entity in 2014, this is OM Asset Management plc's ("OMAM's") first Directors' Remuneration Policy and Report.

        The principles of our remuneration policy are set out in the next section of this report. Our compensation program is designed to contribute to our ability to:

  •
  support our business drivers, company vision, and strategy;

  •
  support and enhance our broader talent management practices and the achievement of our desired culture and behaviour;

  •
  use performance-related incentives linked to success in delivering our business strategy and creating alignment with shareholder interests;

  •
  pay employees at levels that are both competitive and sustainable; and

  •
  manage risk.

        We aim to achieve these goals through a compensation structure that includes a moderate level of fixed compensation, as well as a larger portion of discretionary incentive compensation consisting of a combination of cash and equity. The only fixed component of compensation is base salary, which for our executive director was 7% of total compensation for 2014. Beginning in 2014, the equity component consisted of both performance-vested restricted stock units as well as time-vested restricted stock awards. The performance-vested restricted stock units were introduced as a new compensation vehicle in 2014 as a result of our initial public offering, which completed in October 2014. The performance-vested equity strengthens the alignment between our executive director and our shareholders. Equity grants, including the performance-vested restricted stock awards, for the 2014 performance year, were made in March 2015.

        While the binding vote on remuneration policy only applies to directors we do apply the same principles to our executive team.

        As mentioned above, incentive compensation is discretionary, but is based on performance of both the Company and the executive director. The key strategic priorities for 2014, which are set out in detail in the "Compensation Discussion and Analysis" section of the attached proxy statement and are summarised below:

  •
  Develop and successfully execute on our Initial Public Offering strategy;

  •
  Partner with our Affiliates on identified strategic projects including restructuring of operating frameworks, enhancement of business and growth prospects and succession planning;

  •
  Demonstrate of momentum in global distribution with the goal of increasing our assets under management; and

  •
  Manage the business to achieve financial targets.

        The Compensation Committee was formed in October 2014 at the time of the initial public filing. From the time of the initial public filing through the end of the year, members of the Compensation Committee held a number of meetings with management and McLagan Partners, the Company's compensation consultant, for an orientation on the compensation process to date. This Compensation Committee then held a meeting during December 2014 to begin reviewing the 2014 compensation proposals. This process crossed into 2015 with final compensation decisions being approved in a meeting in January 2015.

        As we are now a public company, a search is underway for an independent compensation consultant for the Compensation Committee to advise on matters related to market data and analysis, comparator group review, governance, and design expertise in developing compensation and incentive programs for our named executive officers. The independent compensation consultant is expected to be named in 2015.

        As a U.K. Company which is listed on the New York Stock Exchange, the Company was reporting requirements in both the U.K. and U.S. Because each jurisdiction has different regulations with specific guidelines on reporting compensation, the components of the reported figures differ between the Compensation Discussion and Analysis section of the Company's 2015 Proxy Statement and this Remuneration Report.

Kyle Prechtl Legg
Chair of the Compensation Committee

DIRECTORS' REMUNERATION POLICY

Introduction

        The Directors' Remuneration Policy described in this section is intended to apply for three years, beginning on the date of the Company's AGM in 2015, subject to shareholder approval being obtained at that meeting. The policy will be displayed on the Company's website while it remains in force.

        With senior executives based in the U.S., the Compensation Committee's overall approach to total compensation is to set pay by reference to U.S. market practice. As such, the Compensation Committee uses market benchmarks for U.S. asset management firms.

        The Compensation Committee will consider the Directors' Remuneration Policy annually, to ensure that it remains aligned with business needs and is appropriately positioned relative to the market. However, there is currently no intention to revise the policy and seek shareholder approval more frequently than every three years.

Market benchmarks

        We benchmark total potential compensation against total compensation packages paid by peer group companies. We believe that ensuring that our compensation levels are competitive with the market for high caliber talent in our industry is an important attraction and retention tool. The compensation levels of our comparator group companies are an input in assessing both our total compensation and the form and mix of cash and equity incentives awarded to our employees and our executive officers, including the executive director. In selecting our comparator group we consider the following factors: business structure (multi-boutique model), assets under management, revenues and public company status. The comparator group is evaluated on an annual basis and may change over time based upon the availability of peer data and the future characteristics of our business compared to peer companies, which includes both publicly-traded and privately-held asset management companies.

        For 2014, our comparator group included:

Affiliated Managers Group	Loomis, Sayles & Company, L.P.
American Century Investments	MFS Investment Management
Artisan Partners Limited Partnership	Neuberger Berman Group
Babson Capital Management LLC	New York Life Investment Management LLC
Eaton Vance Investment Managers	Nuveen Investments
Janus Capital Group	OFI Global Asset Mgt/OppenheimerFunds
Jennison Associates LLC	The Principal Financial Group
Lazard Asset Management	Putnam Investments
Legg Mason & Co., LLC

        For non-executive directors, benchmarking is performed against the McLagan Annual Asset Management Proxy Analysis Report.

Balancing short- and long-term remuneration

        Based on our view of current market practice and our compensation principles, we have established the remuneration policy set out in this report. Fixed annual elements, including base pay and benefits, recognize the status of our executives and ensure current and future market competitiveness. Short-term incentive ("STI") and Long-term incentive ("LTI") arrangements are designed to motivate and reward them for making the Company successful on a sustainable basis.

        Our executive director is also expected to retain sufficient vested shares to meet his shareholding requirements. The shareholding linkage cements the relationship between the executive director's personal returns and those of the Company's investors.

Directors' Remuneration Policy table (Executive director)

How the element supports our strategic objectives	Operation of the element	Further information
Base pay
Recognizes the role and the responsibility for delivery of strategy and results	• Paid in 26 bi-weekly installments. • Reviewed annually with any changes becoming effective at the same time as all employees, which is typically in the first paycheck in March.

•

There is no maximum base pay per the policy, however, U.S. tax deductibility rules (162m) disallows amounts in excess of $1m for non-performance related compensation.

•

Base pay is reviewed relative to the median in the comparator group and an increase is only considered if the base pay is below the median.

Benefits allowance for retirement provision and other elective benefits
Designed to provide appropriate, market-aligned benefits consistent with the role	• The Company provides market competitive benefits to all employees including contributions to retirement plans, and contributions toward medical and other insurance benefits.

•

The combination of the employer contribution of the qualified Profit Sharing and 401(k) and the non-qualified Deferred Compensation Plan is capped at $50,000 per annum. Both plans are defined contribution plans. No defined benefit plans are offered.

•

Other benefits are consistent with those provided to other employees such as medical and other insurances, paid holiday, and parking.

•

Some spousal travel is provided along with a dinner club membership.

How the element supports our strategic objectives	Operation of the element	Further information
Short-term incentive (STI)
Incentivises achievement of annually agreed business objectives and strategic priorities

•

Incentive awards above a certain threshold are paid in a combination of cash and equity and are determined annually in conjunction with the Company's annual results.

•

Annual Incentive Award is formulaically split into Cash (STI) and stock of OM Asset Management plc with the percentage of equity ranging from 20% to 50% of the total incentive award. The determinant of the percentage of equity is the size of the award, with larger awards featuring a higher percentage of equity.

•

The equity component is provided via two equity vehicles time-vested restricted share awards ("RSAs") which vest rateably over three years and performance-vested restricted share units ("RSUs") which vest three years after grant date. Recipients need to remain in service during the vesting period, except where described under service agreements and loss of office.

•

The total incentive award is split based upon a formula. The Compensation Committee has the ability to change the formula in its discretion
..

•

There is no defined maximum award.

•

The overall incentive award is discretionary and approved by the Compensation Committee and our Parent and is based on an assessment of the following:

•

our business results verses financial and operating metrics agreed upon prior to the beginning of the year including economic net income, net client cash flow and assets under management

•

those same results on a year-over-year basis

•

the director's achievement of individual goals, including risk management and demonstration of leadership behaviours

•

the director's prior year compensation

•

competitive market trends.

•

While there is no maximum on the incentive award, the determination of the split between cash and equity is formulaic.

How the element supports our strategic objectives	Operation of the element	Further information
Long-term incentive (LTI)
Incentivises attainment of long-term objectives and strengthens the alignment of interests between executive directors and shareholders

•

As indicated in STI, a formulaically determined percentage of the Annual Incentive award is granted in performance-related RSUs which vest three years after grant. Recipients must remain in service, except as described under service agreements and loss of office, and the performance conditions must be met for vesting to occur.

•

Performance conditions are used for determining performance for the LTI, which for 2015 awards, was relative TSR to a peer group. Given that the Compensation Committee has just formed, the Compensation Committee may in its discretion change the performance metric for subsequent grants.

•

In the event that the company has a negative result (e.g., negative TSR) but is at the top of the peer group, the Compensation Committee has discretion to amend awards downward.

•

Vesting of the awards is determined on meeting the performance metric.

•

Relative performance is determined based on OMAM's performance compared to a defined group of U.S. publically traded asset managers.

Shareholding requirement
To strengthen alignment of interests between executive directors and shareholders

•

The minimum shareholding requirement of OM Asset Management plc shares which as a percentage of base pay to be achieved within five years of appointment to the role is as follows:

•

Chief Executive Officer—300%

• None
Malus/clawback provision

All cash STI, up to 3 years after payment and vested equity awards up to 2 years post-vesting contain a clawback provision. In addition, any cash awards prior to payment and unvested equity are subject to a malus provision. These provisions give the Compensation Committee the power to reduce awards if the results on which they were based were misleading or materially incorrect or were subsequently found to have relied on poor risk management or material misrepresentation of performance.

Consideration of employment conditions elsewhere in the Company

        The remuneration approach for the executive director is broadly consistent with all employees of the Company. The Company's approach to executive director and wider employee remuneration is based on a common set of remuneration principles, which have been implemented across the Company. All employees are eligible for an annual incentive award. Awards in excess of a certain amount are then formulaically split into cash and OM Asset Management plc equity. Approximately 35% of the employees of the Company received equity as a part of their 2014 incentive award. Of the 35%, the executive team receives equity in the form of both time-vested and performance-vested equity, as described above. All other equity recipients receive only time-vested equity.

        In accordance with prevailing asset management practice, the Compensation Committee did not consult with employees in preparing the directors' remuneration policy.

Approach to remuneration in connection with recruitment

        The Compensation Committee's approach to compensation in connection with recruitment is to pay compensation that is appropriate in level and structure to attract, retain and reward high caliber executive directors, while paying no more than is necessary to attract appropriate candidates to the role. At recruitment, the level of fixed remuneration would be set taking into account the candidate's skills, their most recent total compensation, internal comparators and external market data for similar roles. Benefits for an executive director would be provided on a similar basis as available to other U.S. employees who are at senior levels within the Company.

        Compensation terms for any new executive directors will be based on the approved remuneration policy and would include the same elements, and be subject to the same constraints, as those of the existing executive directors as shown below:

Element of remuneration	Maximum percentage of base pay
Base pay	Market based
Benefits
Market competitive benefits are provided to all employees. Executive directors are provided the same benefits as similarly situated employees. No benefits allowance is used but rather benefits are provided as either employer paid or on an employer/employee cost sharing basis.
STI
Discretionary—based upon market data, candidate's experience and skills and most recent compensation. As is customary within U.S. asset management market practice, STI awards are not capped. STI awards would be deferred into cash and equity as described above.
LTI	Formulaically determined based on the overall incentive award. See above for the split between cash and equity.

        When it is necessary to 'buy out' a new executive director's unvested awards from a previous employer, the Compensation Committee will seek to match the expected value of the awards by granting awards that vest over a time frame similar to those given up, with a commensurate reduction in quantum where the new awards will be subject to performance conditions that are not as stretching as those applicable to the awards given up. Existing annual incentive given up may be bought out on an expected value basis or, at the discretion of the Compensation Committee, through a guaranteed Incentive award for the first performance year only. The performance award would typically be a combination of cash and equity.

        Where appropriate, the Compensation Committee will agree reasonable costs of relocation for a director which, based on individual circumstances, may include costs incurred such as travel, shipping, immigration and tax advice, temporary housing, transaction costs on home sale/purchase, home/school search and school fees and, if in relation to a temporary assignment, tax equalisation and a housing allowance. All of these costs will be covered gross of tax incurred by the executive, where applicable.

Service agreements and payment for loss of office

        Executive directors' service agreements are designed to provide an appropriate level of protection for the executive and the Company by: (i) setting out individual entitlements to elements of compensation consistent with policy; (ii) summarizing notice periods and compensation on termination of employment by the Company; and (iii) describing the obligations in relation to confidentiality, data protection, intellectual property and restraint on certain activities.

        When an executive director leaves employment, the Compensation Committee will review the circumstances and apply the treatment it believes is appropriate. Any payments will be determined in accordance with the terms of the service contract between the Company and the employee, as well as the rules of the compensation plans.

        The Company may terminate the employment of an executive director for cause, as defined in the agreement, immediately upon written notice. Upon termination for cause, all compensation and benefits under the agreement will cease. Either the Company or an executive director may terminate employment for any reason by giving the other party at least six months' notice in writing. During the notice period salary and benefits are continued. The executive director would remain entitled to a bonus for the calendar year in which the termination occurred. The Compensation Committee could determine that payments may be eligible under a severance plan depending on the circumstances of the termination.

        Any share-based entitlements granted to an executive director under the equity plan would be determined based on the plan rules. The default treatment is that any outstanding awards are forfeited at termination. However, in certain circumstances, such as death, disability, retirement, or other circumstances at the discretion of the Compensation Committee, vesting can be accelerated fully or on a pro-rata basis. In addition, performance vested awards must meet the performance conditions of vesting.

        No director or executive has a change-of-control agreement in place and there is no current plan to put such an agreement in place.

Dates of directors' service contracts and letters of appointment

Executive director	Contract commencement date	Continuous service date
Peter L. Bain	February 22, 2011	February 22, 2011

Non-executive director	Date of original appointment	Date of current appointment	Current term as director	Date current appointment terminates
Ian D. Gladman	October 8, 2014	October 8, 2014	1st	October 8, 2015
Kyle Prechtl Legg	October 8, 2014	October 8, 2014	1st	October 8, 2017
James J. Ritchie	October 8, 2014	October 8, 2014	1st	October 8, 2017
Julian V.F. Roberts	May 29, 2014	May 29, 2014	1st	October 8, 2015
John D. Rogers	October 8, 2014	October 8, 2014	1st	October 8, 2017
Donald J. Schneider	May 29, 2014	May 29, 2014	1st	October 8, 2015

        Letters of engagement for the non-executive directors and the employment agreement for our executive director are available at our address, 5th Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG.

Illustrations of application of remuneration policy

        As described above, and within the Compensation Discussion and Analysis, incentive compensation is discretionary. The Compensation Committee considers a number of factors including the Company performance, the executive directors' performance, and the comparator group market data in making the determination. The chart below illustrates the minimum compensation and provides indication of the total compensation in a year of good performance. The actual award for 2014 was used for illustrative purposes for a year of good performance. As there is no maximum incentive award, the maximum total compensation figure shown is merely illustrative and equates to a 50% uplift over the actual 2014 award. The chart also provides an indication of the compensation vehicles that are used. The LTI award that was granted for 2014 but not vested until 2018 is depicted to provide the full picture of compensation for the year.

Directors' Remuneration Policy table (Non-executive directors)

How the element supports our strategic objectives	Operation of the elements (fees and benefits)	Maximum potential payout	Performance measures used, weighting and time period applicable
To attract non-executive directors who have the broad range of experience and skills required to oversee the implementation of the strategy.

•

Fees for non-executive directors (other than the Chairman) are set by the Board and paid in regular installments

•

When a non-executive director is representing our ultimate Parent and employed by our ultimate Parent, no separate fees are payable.

•

Fees include an annual grant of time-vested restricted stock units.

•

Benefits may include:

•

Tax equalisation and tax return preparation fees will be paid if it is determined that U.K. taxes are due in addition to U.S. taxes.

•

Travel for partners to a limited number of Board meetings or corporate events of the Company and its major subsidiaries.

•

Fees are set within the range of comparative board and committee fees, benchmarked against an appropriate group of asset management companies. Average increases will typically be in alignment with the market median.

•

Stock is awarded at the time of vesting. Dividend equivalent will be calculated and provided to the Non-executive directors upon vesting.

• Restricted stock units are time-vested rateably over three years with no performance conditions.

Consideration of shareholder views

        The Compensation Committee will consider shareholder feedback in relation to the Directors' Remuneration Report for the prior period at its first meeting following the Annual General Meeting. This feedback, as well as any additional feedback received during any other meetings with shareholders, is then considered as part of the Company's annual review of compensation arrangements for the following year. Where any significant change is proposed, the Chairman of the Compensation Committee will inform major shareholders in advance, and will offer a meeting to discuss these.

ANNUAL REPORT ON REMUNERATION

Single total figures of remuneration for executive directors (Audited)
Single total figures

Executive director	Base pay $000	Taxable benefits $000	STI $000	LTI $000	Pension- related benefits $000	Items in the nature of remuneration $000	Total $000
Peter L. Bain*	$386	$10	$4,308	—	$30	$13	$4,747

*
All figures are prorated and begin on the incorporation date of May 29, 2014. Mr. Bain was employed as Chief Executive Officer for the entire year, however, for the time prior to incorporation the OMAM business was a wholly-owned subsidiary of Old Mutual plc.

Element	Explanation
Taxable benefits
We included the following benefits that are taxable in the U.S.: Basic Life Insurance, Short Term Disability, Group Long Term Disability, Supplemental Disability (gap coverage), Business Travel Accident, Parking, Clubs and Spousal travel.
STI
STI awarded in relation to performance in the year, including the amount that is deferred into time-vested equity. The STI is discretionary. The following factors are considered in making the determination:
• our business results versus financial and operating metrics agreed upon prior to the beginning of the year
• those same results on a year-over-year basis
• the director's achievement of individual goals, including risk management and demonstration of leadership behaviours
• the director's prior year compensation
• competitive market trends
The STI consists of 61% cash and 39% time-vested equity.
LTI	LTI was just granted for the first time in 2015 for the 2014 performance year. LTI has a 3 year cliff vesting with the first vesting in 2018. As a result, there is no LTI to report for 2014.
Pension-related benefits	This includes the company contributions to both the qualified and non-qualified defined contribution retirement plans. There are no defined benefit plans.
Items in the nature of remuneration	This represents non-taxable benefits, including medical, other insurances, club membership and spousal travel.

Single total figures of remuneration for non-executive directors (Audited)

        Non-executive directors fees are paid in both cash and the Company's stock. Non-executive directors do not receive any benefits, other than the provision of partner's travel to certain agreed Board meetings or other corporate events of the Company and its major subsidiaries.

Non-executive director	Fees $000	Taxable benefits* $000	Total $000
Kyle Prechtl Legg	$150	$0	$150
James J. Ritchie	$226	$0	$226
John D. Rogers	$150	$0	$150
Ian D. Gladman**	—	—	—
Julian V.F. Roberts**	—	—	—
Donald J. Schneider**	—	—	—

*
No taxable benefits were provided in 2014; however, as outlined in the policy we will provide tax equalisation and/or tax preparation services if needed.

**
Messrs. Gladman, Roberts and Schneider are employed by our Parent and Majority Shareholder, Old Mutual plc, and as such they receive no separate compensation for their roles as OM Asset Management plc directors.

Scheme interests awarded during 2014 (Audited)

        There were no scheme interests awarded in 2014 after the date of incorporation of 29 May 2014. Awards for the 2014 performance year were granted in 2015 and will be disclosed in the 2015 report.

Payments to past directors (Audited)

        There were no payments to past directors during 2014.

Payments for loss of office (Audited)

        There were no payments for loss of office paid to directors during 2014.

Directors' shareholdings and share interests (Audited)

        Within a period of five years of the public filing, the Chief Executive Officer is required to build up a holding of shares in the Company equal in value to 300% of base pay. Unvested share awards are excluded for the purposes of the calculations. There is no requirement for executive directors to hold shares or share interests in the Company once they have ceased employment with the Company. No OMAM shares will vest until April 2015.

	OM Asset Management plc shares as of 31 December 2014
Executive director	Shares held outright	Shares subject to continued service	Shares subject to performance
Peter L. Bain	—	673,077	—

        There are no share ownership requirements for the non-executive directors. Shares owned by the Chairman and the other non-executive directors holding office at 31 December 2014 (including holdings by connected persons) are shown below:

Non-executive director	OM Asset Management plc shares held outright at 31 December 2014
Ian D. Gladman	—
Kyle Prechtl Legg	—
James J. Ritchie	3,500
Julian V.F. Roberts	—
John D. Rogers	—
Donald J. Schneider	3,500

Implementation of remuneration policy for 2015

        Given that the Compensation Committee has recently formed as a result of the public filing in October 2014, the Compensation Committee does anticipate reviewing the deferral percentages into equity and the metrics of the performance-vested equity. Changes may be applied to compensation for the 2015 performance year and will be disclosed at the end of the financial year.

        Executive director salaries are reviewed each year relative to market medians. Adjustments would be made if the salary is found to be low, compared to market. In addition, non-executive director fees are also reviewed each year relative to market data. No fees or salary changes were made for 2015 but will be reviewed in 2015 for 2016.

Remuneration Committee

        The Compensation Committee shall be composed of three directors (or four directors if requested by Old Mutual plc pursuant to the Shareholder Agreement). The chair of Compensation Committee shall be appointed by the Board. Committee members shall serve until their successors are duly appointed and qualified or until their earlier removal by the Board at any time. The Compensation Committee may form and delegate any of its responsibility to subcommittees, as it deems necessary or appropriate in its sole discretion.

        From the completion of the Initial Public Offering ("IPO") until the Majority Holder Date, the Compensation Committee shall be responsible for:

  •
  reviewing and approving the compensation of each of the Executive Officers;

  •
  reviewing the equity compensation plans and other compensation plans of the Company, and making recommendations to the Board as to any changes to such plans;

  •
  making recommendations to the Board as to performance-based awards and target levels under performance-based compensation arrangements;

  •
  such other responsibilities, not inconsistent with the Shareholder Agreement, as shall be delegated to it by the Board from time to time.

        The Compensation Committee shall review the adequacy of the charter at least annually and recommend any proposed changes to the Board for its approval, and the Board, subject to the Shareholder Agreement, shall have sole authority to amend the charter.

External Advisors

        The Company, prior to the formation of the Compensation Committee, engaged a compensation consultant, McLagan Partners, on a project basis to assist in the annual review of compensation practices and the development of compensation and equity participation programs for our employees, including our executive director for 2014. McLagan did attend one Compensation Committee meeting to provide information on market trends on U.S. asset management firms to the Compensation Committee. As we are now a public company, a search is underway for an independent compensation consultant for the Compensation Committee to advise the Compensation Committee on matters related to market data and analysis, comparator group review, governance, and design expertise in developing compensation and incentive programs for our named executive officers. The independent compensation consultant is expected to be named in 2015.

Appendix B

COMPANY NUMBER: 9062478

         COMPANIES ACT 2006

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

OM ASSET MANAGEMENT PLC

B-i

COMPANY NUMBER: 9062478

COMPANIES ACT 2006

 A PUBLIC COMPANY LIMITED BY SHARES

 ARTICLES OF ASSOCIATION

of

OM Asset Management plc

(adopted by special resolution passed on [  ])

 PRELIMINARY

        1      This document comprises the Articles of Association of the Company and no regulations set out in any statute or statutory instrument concerning companies shall apply as Articles of Association of the Company.

        2      In these Articles, except where the subject or context otherwise requires:

        Act means the Companies Act 2006, including any modification or re-enactment of it for the time being in force;

        address means in relation to electronic communications, any number or address (including, in the case of any Uncertificated Proxy Instruction permitted in accordance with these Articles, an identification number of a participant in the Relevant System concerned) used for the purposes of such communications;

        Articles means these articles of association, as amended from time to time by special resolution;

        auditors means the auditors for the time being of the Company;

        the board means the directors or any of them acting as the board of directors of the Company from time to time;

        Business Day means any day except (i) a Saturday, (ii) a Sunday, (iii) any day on which the principal office of the Company is not open for business, and (iv) any other day on which commercial banks in New York, New York or in the United Kingdom are authorised or obligated by law or executive order to close;

        certificated share means a share in the capital of the Company which is held in physical certificated form and references in these Articles to a share being held in certificated form shall be construed accordingly;

        clear days means, in relation to the sending of a notice, the period excluding the day on which a notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

        Company's website means the website, operated or controlled by the Company, which contains information about the Company in accordance with the Statutes;

        Depositary means any depositary, custodian or nominee approved by the board that holds legal title to shares in the capital of the Company for the purposes of facilitating beneficial ownership of such shares by other individuals;

        director means a director of the Company for the time being, and includes any person occupying the position of director, by whatever name called;

        dividend means dividend or bonus;

        electronic communication has the same meaning as provided in section 15 of the Electronic Communications Act;

        Electronic Communications Act means the Electronic Communications Act 2000 (as amended from time to time);

        entitled by transmission means, in relation to a share in the capital of the Company, entitled as a consequence of the death or bankruptcy of the holder or otherwise by operation of law;

        Exchange Act means the United States Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC promulgated thereunder;

        First Threshold Date means the first date on which the Parent ceases to beneficially own, directly or indirectly, at least 35% of the outstanding shares in the Company;

        holder in relation to a share in the capital of the Company means the member whose name is entered in the Register as the holder of that share;

        Independent Director means a director who is both (i) a NYSE Independent Director, and (ii) in the case of any appointment to the audit committee of the Company, "independent" for the purposes of Rule 10A-3(b)(1) under the Exchange Act;

        in electronic form means a form specified by section 1168(3) of the Act and otherwise complying with the provisions of that section;

        Majority Holder Date means the first date on which the Parent ceases to beneficially own, directly or indirectly, more than 50% of the outstanding shares in the Company;

        member means a member of the Company;

        NYSE means the New York Stock Exchange;

        NYSE Independent Director means a director who is "independent" within the meaning of, and determined by the board in accordance with, Rule 303A.02 of the NYSE Manual;

        NYSE Manual means the Listed Company Manual of NYSE, as amended;

        office means the registered office for the time being of the Company;

        OMGUK means OM Group (UK) Limited;

        OM plc means Old Mutual plc;

        Operator means a person approved under the Regulations as operator of a Relevant System;

        ordinary resolution has the meaning given in section 282 of the Act;

        paid means paid or credited as paid;

        Parent means: (i) OM plc, (ii) any member of the OM Group (as defined in the Shareholder Agreement), and (iii) any person to whom OM plc's and OMGUK's rights may be assigned in accordance with Section 9.15(b) of the Shareholder Agreement;

        Parent Director means a director appointed by the Parent pursuant to its appointment rights set out in Articles 142 to 145 hereof, and "Parent Directors" shall be construed accordingly;

        recognised person means a clearing agency or clearing house registered with the SEC, or a recognised clearing house acting in relation to a recognised investment exchange, or a nominee of a recognised clearing house acting in that way, or a nominee of the aforementioned;

        Register means the register of members of the Company;

        Regulations means the Uncertificated Securities Regulations 2001 (SI 2001 No. 2001/3755) (as amended and replaced from time to time and any subordinate legislation and rules made under them for the time being in force);

        Relevant System means any computer based system, and procedures, permitted by the Regulations, which enable title in units of a security to be evidenced and transferred without a written instrument and which facilitate supplementary and incidental matters;

        seal means the common seal of the Company and includes any official seal kept by the Company by virtue of section 49 or 50 of the Act;

        SEC means the United States Securities and Exchange Commission;

        Second Threshold Date means the date on which the Parent ceases to beneficially own, directly or indirectly, at least 20% of the outstanding shares in the Company;

        secretary means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary;

        Shareholder Agreement means the shareholder agreement entered into on or about the date of adoption of these Articles between the Company, the Parent and OMGUK;

        Shareholder Information means notices, documentation or information which the Company wishes or is required to communicate to shareholders including, without limitation, annual reports and accounts, interim financial statements, summary financial statements, notices of meeting and proxy forms;

        shares means the ordinary shares of US$0.001 each in the capital of the Company;

        special resolution has the meaning given to it in section 283 of the Act;

        Statutes means the Act and every other statute (including any orders, regulations or other subordinate legislation made under them) for the time being in force concerning companies and affecting the Company (including, without limitation, the Regulations and the Electronic Communications Act);

        Third Threshold Date means the date on which the Parent ceases to beneficially own, directly or indirectly, at least 7% of the outstanding shares in the Company;

        Uncertificated Proxy Instruction means a properly authenticated dematerialised instruction, and/or other instruction or notification, which is sent by means of the Relevant System concerned and received by such participant in that system acting on behalf of the Company as the directors may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the directors (subject always to the facilities and requirements of the Relevant System concerned);

        uncertificated share means in relation to any share or other security of the Company, that title to it is evidenced and may be transferred by means of a Relevant System;

        United Kingdom means Great Britain and Northern Ireland; and

        website communication means the publication of a notice or other Shareholder Information on the Company's website in accordance with Part 4 of Schedule 5 to the Act.

        3      References to a document or information being sent, supplied or given to or by a person mean such document or information, or a copy of such document or information, being sent, supplied, given, delivered, issued or made available to or by, or served on or by, or deposited with or by that person by any method authorised by these Articles, and sending, supplying and giving shall be construed accordingly.

        References to "outstanding shares in the Company" shall not include shares held by the Company in treasury.

        References to writing mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and written shall be construed accordingly.

        Words denoting the singular number include the plural number and vice versa, words denoting the masculine gender include the feminine gender and vice versa, and words denoting persons include corporations.

        Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Statutes have the same meaning as in the Statutes (but excluding any modification of the Statutes not in force at the date these Articles took effect) unless inconsistent with the subject or context.

        Subject to the preceding two paragraphs, references to any provision of any enactment or of any subordinate legislation (as defined by section 21(1) of the Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

        Headings are inserted for convenience only and do not affect the construction of these Articles.

        In these Articles, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them; (b) the word board in the context of the exercise of any power contained in these Articles includes any committee consisting of one or more directors, any director, any other officer of the Company and any local or divisional board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated; (c) no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

SHARE CAPITAL AND LIMITED LIABILITY

        4      The liability of the members is limited to the amount, if any, unpaid on the shares held by them.

        5      Subject to the provisions of the Statutes, and without prejudice to any rights attached to any existing shares or class of shares, any share may be issued with such special rights or restrictions (whether in regard to dividend, return of capital, voting or otherwise) as the Company may by ordinary resolution determine or, subject to and in default of such determination, as the board shall determine.

        6      The board may permit the holding of shares in any class of shares in uncertificated form.

        7      Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class is held in uncertificated form.

        8      Where the Company is entitled under any provision of the Statutes or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of, or otherwise enforce a lien over, a share held in uncertificated form, the Company shall be entitled, subject to the provisions of the Statutes and these Articles:

  (a)
  to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company; and

  (b)
  to take any action that the board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share, or otherwise to enforce a lien in respect of that share.

        9      The board has general and unconditional authority to exercise all the powers of the Company to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount equal to the section 551 amount, for each prescribed 551 period.

        10    The board is empowered for each prescribed 561 period to allot equity securities for cash pursuant to the authority conferred by Article 9 as if section 561 of the Act did not apply to any such allotment, provided that its power shall be limited to the allotment of equity securities up to an aggregate nominal amount equal to the section 561 amount.

        This Article 10 applies in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Act as if in this Article 10 the words "pursuant to the authority conferred by Article 9" were omitted.

        11    The Company may make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after an authority given pursuant to Article 9 or a power given pursuant to Article 10 has expired. The board may allot shares, or grant rights to subscribe for or convert any security into shares, in pursuance of that offer or agreement as if the authority or power pursuant to which that offer or agreement was made had not expired.

        12    In this Article 12 and Articles 9, 10 and 11:

        prescribed 551 period means any period for which the authority conferred by Article 9 is given by ordinary or special resolution stating the section 551 amount (which may by the same as the prescribed 561 period)

        prescribed 561 period means any period for which the power conferred by Article 10 is given by special resolution stating the section 561 amount (which may by the same as the prescribed 551 period);

        section 551 amount means, for any prescribed 551 period, the amount stated as such in the relevant ordinary resolution; and

        section 561 amount means, for any prescribed 561 period, the amount stated as such in the relevant special resolution.

        13    The directors shall be generally and unconditionally authorised pursuant to section 551 of the Act to:

  (a)
  allot shares in the Company, and to grant rights to subscribe for or to convert any security into Shares in the Company, up to 120,000,000 shares for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company; and

  (b)
  make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of the authority described in this Article 13 and the directors may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired.

        14    The directors shall be generally empowered pursuant to section 570 and section 573 of the Act to allot equity securities (as defined in the Act) for cash, pursuant to the authorities conferred by Article 13 of these Articles as if section 561(1) of the Act did not apply to the allotment. This power:

  (a)
  expires (unless previously renewed, varied or revoked by the Company in general meeting) on the date which is five years from the date of the adoption of these Articles by the Company, but the Company may make an offer or agreement which would or might require equity securities to be allotted after expiry of this power and the directors may allot equity securities in pursuance of that offer or agreement as if this power had not expired; and

  (b)
  shall be limited to the allotment of equity securities up to 120,000,000 shares.

        This Article applies in relation to a sale of Shares which is an allotment of equity securities by virtue of section 560(3) of the Act as if in the first paragraph of the words "pursuant to the authorities conferred by Article 13" were omitted.

        15    Subject to the provisions of the Statutes relating to authority, pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions, and, in the case of redeemable Shares, the provisions of Article 16, all shares for the time being in the capital of the Company (whether forming part of the original or any increased capital) and all (if any) shares in the Company lawfully held by or on behalf of it shall be at the disposal of the board which may reclassify, allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons, on such terms and conditions and at such times as it thinks fit.

        16    Subject to the provisions of the Statutes, and without prejudice to any rights attached to any existing shares or class of shares, shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company or the holder. The board may determine the terms, conditions and manner of redemption of shares, provided that it does so before the shares are allotted.

        17    The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Statutes. Subject to the provisions of the Statutes, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

        18    Except as required by law, the Company shall recognise no person as holding any share on any trust and (except as otherwise provided by these Articles or by law) the Company shall not be bound by or recognise any interest in any share (or in any fractional part of a share) except the holder's absolute right to the entirety of the share (or fractional part of the share).

        19    The Company may give financial assistance for the acquisition of shares by the Company to the extent that it is not restricted by the Statutes.

VARIATION OF RIGHTS

        20    Subject to the provisions of the Statutes, if at any time the capital of the Company is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of allotment of the shares of that class) be varied or abrogated, whether or not the Company is being wound up, either:

  (a)
  with the written consent of the holders of three-quarters in nominal value of the issued shares of the class, which consent shall be in hard copy form or in electronic form sent to such address (if any) for the time being specified by or on behalf of the Company for that purpose, or in default of such specification to the office, and may consist of several documents, each executed or authenticated in such manner as the board may approve by or on behalf of one or more holders, or a combination of both; or

  (b)
  with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class,

  but not otherwise.

        21    For the purposes of Article 20, if at any time the capital of the Company is divided into different classes of shares, unless otherwise expressly provided by the rights attached to any share or class of shares, those rights shall be deemed to be varied by:

  (a)
  the reduction of the capital paid up on that share or class of shares otherwise than by a purchase or redemption by the Company of its own shares; and

  (b)
  the allotment of another share ranking in priority for payment of a dividend or in respect of capital or which confers on its holder voting rights more favourable than those conferred by that share or class of shares, but shall not be deemed to be varied by the creation or issue of another share ranking equally with, or subsequent to, that share or class of shares or by the purchase or redemption by the Company of its own shares.

        22    Subject to the terms on which any shares may be issued, the rights or privileges attached to any class of shares in the capital of the Company shall be deemed not to be varied or abrogated by the creation or issue of any new shares ranking pari passu in substantially all respects (save as to the date from which such new shares shall rank for dividend) with or subsequent to those already issued or by any purchase by the Company of its own shares.

SHARES IN UNCERTIFICATED FORM

        23    The directors shall have power to implement such arrangements as they may, in their absolute discretion, deem fit in order for any class of shares to be a participating security (subject always to the Regulations and the facilities and requirements of the Relevant System concerned). Where they do so, Articles 24 and 25 shall come into effect immediately prior to the time at which the Operator of the Relevant System concerned permits the class of shares concerned to be a participating security.

        24    In relation to any class of shares which is, for the time being, a participating security, and for so long as such class remains a participating security, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with:

  (a)
  the holding of shares of that class in uncertificated form;

  (b)
  the transfer of title to shares of the class by means of a Relevant System; or

  (c)
  the Regulations,

and, without prejudice to the generality of this Article 24, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering by the Operator, so long as that is permitted or required by the Regulations, of an Operator register of securities in respect of shares of that class in uncertificated form.

        25    Without prejudice to the generality of Article 24 and notwithstanding anything contained in these Articles where any class of shares is, for the time being, a participating security (such class being referred to in these Articles as the Relevant Class):

  (a)
  shares of the Relevant Class may be issued in uncertificated form in accordance with and subject as provided in the Regulations;

  (b)
  unless the board otherwise determines, shares of the Relevant Class held by the same holder or joint holder in certificated form and uncertificated form shall be treated as separate holdings;

  (c)
  shares of the Relevant Class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the Regulations;

  (d)
  title to shares of the Relevant Class which are recorded on the Register as being held in uncertificated form may be transferred by means of the Relevant System concerned and accordingly (and in particular) Article 51 shall not apply in respect of such shares to the extent that those Articles require or contemplate the effecting of a transfer by an instrument in writing and the production of a certificate for the share to be transferred;

  (e)
  the Company shall comply with the provisions of Regulations 25 and 26 in relation to the Relevant Class;

  (f)
  the provisions of these Articles with respect to meetings of or including holders of the Relevant Class, including notices of such meetings, shall have effect subject to the provisions of Regulation 41; and

  (g)
  Articles 28 to 32 shall not apply so as to require the Company to issue a certificate to any person holding shares of the Relevant Class in uncertificated form.

        26    If, under these Articles or the Statutes, the Company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an uncertificated share then, subject to these Articles and the Statutes, such entitlement shall include the right of the board to:

  (a)
  require the holder of the uncertificated share by notice in writing to change that share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a certificated share for so long as the board requires;

  (b)
  appoint any person to take such other steps, by instruction given by means of a Relevant System or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be effective as if they had been taken by the registered holder of that share; and

  (c)
  take such other action that the board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise enforce a lien in respect of that share.

        27    The Company shall be entitled to assume that the entries of any record of securities maintained by it in accordance with the Regulations and regularly reconciled with the relevant register of securities held by the Operator are a complete and accurate reproduction of the particulars entered into the register of securities held by the Operator and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance upon such assumption, and, in particular, any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to permit that action to be taken in reliance on information contained in any relevant register of securities (as so maintained and reconciled).

SHARE CERTIFICATES

        28    Subject to these Articles and the provisions of the Regulations, every member (except a person in respect of whom the Company is not by law required to complete and have ready for delivery a certificate), on becoming the holder of a share shall be entitled, except as provided by the Statutes, without payment, to one certificate for all the shares of each class held by him (and, on transferring a part of his holding of shares of any class, to a certificate for the balance of his holding of shares). Each member may elect to receive one or more additional certificates for any of his shares if he pays a reasonable sum determined from time to time by the board for every certificate after the first.

        29    Every certificate shall:

  (a)
  be executed by the Company in such manner as the board, having regard to the Statutes, may approve; and

  (b)
  specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the nominal value of and the amount paid up on the shares.

        30    The board may by resolution decide, either generally or in particular case or cases, that any signatures or any certificates for shares or any other form of security issued at any time by the Company need not be autographic but may be applied to the certificates by some mechanical means or may be printed on them or that the certificates need not be signed by any person.

        31    The Company shall not be bound to issue more than one certificate for shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

        32    If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of-pocket expenses reasonably incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the board may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

LIEN

        33    The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies payable to the Company (whether presently or not) in respect of that share. The board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of this Article 33. The Company's lien on a share shall extend to any amount (including, without limitation, dividends) payable in respect of it.

        34    The Company may sell, in such manner as the board determines, any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice in writing has been sent to the holder of the share in question, or to the person entitled to it by transmission, demanding payment of the sum presently payable and stating that if the notice is not complied with the share may be sold.

        35    To give effect to any such sale, the board may authorise such person as it directs to execute an instrument of transfer in respect of the share sold to, or in accordance with the directions of, the buyer.

If the share is an uncertificated share, the board may exercise any of the powers of the Company under Article 8 to effect the sale of the share. The buyer shall not be bound to see to the application of the purchase money and his title to the share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale.

        36    The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the sum in respect of which the lien exists as is presently payable. Any residue shall (if the share sold is a certificated share, on surrender to the Company for cancellation of the certificate in respect of the share sold and, whether the share sold is a certificated share or an uncertificated share, subject to a like lien for any monies not presently payable as existed on the share before the sale) be paid to the person entitled to the share at the date of the sale.

CALLS ON SHARES

        37    Subject to the terms of allotment of any shares, the board may from time to time make calls on the members in respect of any monies unpaid on their shares (whether in respect of nominal value or premium). Each member shall (subject to receiving at least 14 clear days' notice specifying when and where payment is to be made) pay to the Company the amount called on his shares as required by the notice. A call may be required to be paid by instalments. A call may be revoked in whole or part and the time fixed for payment of a call may be postponed in whole or part as the board may determine. A person on whom a call is made shall remain liable for calls made on him even if the shares in respect of which the call was made are subsequently transferred.

        38    A call shall be deemed to have been made at the time when the resolution of the board authorising the call was passed.

        39    The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

        40    If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is actually paid. Interest shall be paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, the rate determined by the board, not exceeding 15 per cent per annum, or, if higher, the appropriate rate (as defined in the Act), but the board may in respect of any individual member waive payment of such interest wholly or in part. No dividend or other payment or distribution in respect of any such share shall be paid or distributed and no other rights which would otherwise normally be exercisable in accordance with these Articles may be exercised by a holder of any such share so long as any such sum or any interest or expenses payable in accordance with this Article 40 in relation thereto remains due.

        41    An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so fixed or in accordance with the terms of the allotment. If it is not paid, the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

        42    Subject to the terms of allotment, the board may make arrangements on the issue of shares for a difference between the allottees or holders in the amounts and times of payment of calls on their shares.

        43    The board may, if it thinks fit, receive from any member all or any part of the monies uncalled and unpaid on any share held by him. Such payment in advance of calls shall extinguish the liability on the share in respect of which it is made to the extent of the payment. The Company may pay on all or any of the monies so advanced (until they would but for such advance become presently payable) interest at such rate agreed between the board and the member not exceeding (unless the

Company by ordinary resolution otherwise directs) 15 per cent per annum or, if higher, the appropriate rate (as defined in the Act).

FORFEITURE AND SURRENDER

        44    If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable, the board may, at any time thereafter during such time as any part of such call or instalment remains unpaid, give the person from whom it is due not less than 14 clear days' notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

        45    If that notice is not complied with, any share in respect of which it was sent may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the board to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited share which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the Register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture, which shall be deemed to occur at the time of the passing of the relevant board resolution. No forfeiture shall be invalidated by the omission or neglect to send that notice or to make those entries.

        46    Subject to the provisions of the Statutes, a forfeited share shall be deemed to be the property of the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the board determines, either to the person who was the holder before the forfeiture or to any other person. At any time before sale, re-allotment or other disposal, the forfeiture may be cancelled on such terms as the board thinks fit. Where for the purposes of its disposal a forfeited share is to be transferred to any person, the board may authorise any person to execute an instrument of transfer of the share to that person. Where for the purposes of its disposal a forfeited share held in uncertificated form is to be transferred to any person, the board may exercise any of the powers of the Company under Article 8. The Company may receive the consideration given for the share on its disposal and may register the transferee as holder of the share.

        47    A person, any of whose shares have been forfeited, shall cease to be a member in respect of any share which has been forfeited and shall, if the share is held in certificated form, surrender the certificate for any forfeited share to the Company for cancellation. The person shall remain liable to the Company for all monies which at the date of forfeiture were presently payable by him to the Company in respect of that share with interest on that amount at the rate at which interest was payable on those monies before the forfeiture or, if no interest was so payable, at the rate determined by the board, not exceeding 15 per cent per annum or, if higher, the appropriate rate (as defined in the Act), from the date of forfeiture until payment. The board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

        48    The board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

        49    The forfeiture or surrender of a share shall involve the extinction at the time of forfeiture or surrender of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited or surrendered and the Company, except only those rights and liabilities expressly saved by these Articles, or as are given or imposed in the case of past members by the Statutes.

        50    A statutory declaration by a director or the secretary that a share has been duly forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject if necessary to the execution of an instrument of transfer, if necessary) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the purchase money, if any, and his title to the share shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES

        51    Without prejudice to any power of the Company to register as shareholder a person to whom the right to any share has been transmitted by operation of law, an instrument of transfer may be in any usual form or in any other form which the board may approve. An instrument of transfer shall be signed by or on behalf of the transferor and, unless the share is fully paid, by or on behalf of the transferee. An instrument of transfer need not be under seal.

        52    The board may, in its absolute discretion, refuse to register the transfer of a share which is not fully paid, provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.

        53    The board may also refuse to register the transfer of a share:

  (a)
  unless the instrument of transfer:

  (i)
  is lodged, duly stamped (if the Statutes so require), at the office or at another place appointed by the board, accompanied by the certificate for the shares to which it relates and such other evidence (if any) as the board may reasonably require to show the right of the transferor to make the transfer; and

  (ii)
  is in respect of only one class of shares, or is in favour of not more than four transferees;

  (b)
  if it is with respect to a share on which the Company has a lien and a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice has been sent to the holder of the share in accordance with Article 34; or

  (c)
  if it is a certificated share and is not presented for registration together with the share certificate and such evidence of title as the Company reasonably requires.

        54    If the board refuses to register a transfer of a share, it shall send the transferee notice of its refusal within two months after the date on which the instrument of transfer was lodged with the Company, together with reasons for the refusal.

        55    No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to a share.

        56    The Company shall be entitled to retain an instrument of transfer which is registered, but an instrument of transfer which the board refuses to register (except in the case of fraud) shall be returned to the person lodging it when notice of the refusal is sent.

        57    For the avoidance of doubt, nothing in these Articles shall require shares to be transferred by a written instrument if the Statutes provide otherwise and the directors shall be empowered to implement such arrangements as they consider fit in accordance with and subject to the Statutes and the rules of the NYSE to regulate the transfer of title to shares in the Company and for the approval or disapproval, as the case may be, by the board or the Operator of any Relevant System of the registration of those transfers.

 TRANSMISSION OF SHARES

        58    If a member dies, the survivor or survivors where he was a joint holder, and his personal representatives where he was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his interest. Nothing in these Articles shall release the estate of a deceased member (whether a sole or joint holder) from any liability in respect of any share held by him solely or jointly with other persons.

        59    A person becoming entitled by transmission to a share may, on production of any evidence as to his entitlement reasonably required by the board and subject to these Articles, elect either to be registered as the holder of the share or to have another person nominated by him registered as the transferee. If he elects to become the holder, he shall send notice to the Company to that effect. If he elects to have another person registered and the share is a certificated share, he shall execute an instrument of transfer of the share to that person. If he elects to have himself or another person registered and the share is an uncertificated share, he shall take any action the board may require (including without limitation the execution of any document) to enable himself or that person to be registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares apply to that notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.

        60    The board may at any time send a notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within 60 days, the board may after the expiry of that period withhold payment of all dividends or other monies payable in respect of the share until the requirements of the notice have been complied with

        61    A person becoming entitled by transmission to a share shall, on production of any evidence as to his entitlement properly required by the board and subject to the requirements of Article 59, have the same rights in relation to the share as he would have had if he were the holder of the share, subject to Article 242. That person may give a discharge for all dividends and other monies payable in respect of the share, but he shall not, (except with the authority of the board), before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any meeting of the Company or to receive notice of, or to attend or vote at, any separate meeting of the holders of any class of shares in the capital of the Company.

ALTERATION OF SHARE CAPITAL

        62    The Company may by ordinary resolution alter its share capital in accordance with the Act.

        63    All shares created by increase of the Company's share capital (unless otherwise provided by the terms of allotment of the shares of that class), by consolidation, division or sub-division of its share capital or the conversion of stock into paid-up shares shall be subject to all the provisions of these Articles, including without limitation provisions relating to payment of calls, lien, forfeiture, transfer and transmission.

        64    Whenever any fractions arise as a result of a consolidation or sub-division of shares, the board may on behalf of the members deal with the fractions as it thinks fit, and, in particular, the board may sell shares representing fractions to which any members would otherwise become entitled to any person (including, subject to the provisions of the Statutes, the Company) and distribute the net proceeds of sale in due proportion among those members. Where the shares to be sold are held in certificated form, the board may authorise a person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer. Where the shares to be sold are held in uncertificated form, the board may do all acts and things it considers necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase monies and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in relation to the sale.

PURCHASE OF OWN SHARES

        65    On any purchase by the Company of its own shares, neither the Company nor the board shall be required to select the shares to be purchased rateably or in any manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital conferred by any class of shares.

GENERAL MEETINGS

        66    The Company shall hold general meetings as annual general meetings in accordance with the requirements of the Statutes. The annual general meeting shall be held at such time and place as the board may appoint.

        67    All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any class of shares in the capital of the Company, except that:

  (a)
  the necessary quorum at any such meeting (or adjournment thereof) shall be members of that class who together represent at least the majority of the voting rights of all the members of that class entitled to vote, present in person or by proxy, at the relevant meeting;

  (b)
  all votes shall be taken on a poll; and

  (c)
  each holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by him.

        68    The board may call general meetings whenever and at such times and places as it shall determine. On the requisition of members pursuant to the provisions of the Statutes, the board shall promptly convene a general meeting in accordance with the requirements of the Statutes.

NOTICE OF GENERAL MEETINGS

        69    An annual general meeting shall be called by not less than 21 clear days' notice in writing and no more than 60 days' notice in writing. Subject to the provisions of the Statutes, all other general meetings may be called by not less than 14 clear days' notice in writing and no more than 60 days' notice in writing.

        70    Subject to the provisions of the Statutes, to the provisions of these Articles and to any restrictions imposed on any shares, the notice shall be sent to every member and every director. The auditors are entitled to receive all notices of, and other communications relating to, any general meeting which any member is entitled to receive.

        71    Subject to the provisions of the Statutes, the notice shall specify the time, date and place of the meeting (including without limitation any satellite meeting place arranged for the purposes of Article 74, which shall be identified as such in the notice), and the general nature of the business to be dealt with and shall state, with reasonable prominence, that a member entitled to attend and vote is entitled to appoint one or more proxies, to attend, to speak and to vote instead of him and that a proxy need not be a member.

        72    In the case of an annual general meeting, the notice shall specify the meeting as such. In the case of a meeting to pass a special resolution, the notice shall include the text of the resolution and shall specify the intention to propose the resolution as a special resolution.

        73    The notice shall include details of any arrangements made for the purpose of Article 76 (making clear that participation in those arrangements will not amount to attendance at the meeting to which the notice relates).

        74    The board may resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that members attending at all the meeting places are able to:

  (a)
  participate in the business for which the meeting has been convened;

  (b)
  hear and see all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and

  (c)
  be heard and seen by all other persons so present in the same way.

        The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

        75    If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place have become inadequate for the purposes referred to in Article 74, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of that adjournment shall be valid. The provisions of Article 89 shall apply to that adjournment.

        76    The board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

        77    The board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 75 (including without limitation the issue of tickets or the imposition of some other means of selection) which it, its absolute discretion, considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to Article 75. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any such arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

        78    If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the board decides that it is impracticable or unreasonable, for a reason beyond its control, to hold the meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 74 applies) and/or time, it may change the place (or any of the places, in the case of a meeting to which Article 74 applies) and/or postpone the time at which the meeting is to be held. If such a decision is made, the board may then change the place (or any of the places, in the case of a meeting to which Article 74 applies) and/or postpone the time again if it decides that it is reasonable to do so. In either case:

  (a)
  no new notice of the meeting need be sent, but the board shall, if practicable, advertise the date, time and place of the meeting by public announcement and in two newspapers with national circulation in the United Kingdom and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

  (b)
  a proxy appointment in relation to the meeting may, if by means of a document in hard copy form, be delivered to the office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 131(a) or, if in electronic form, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 131(b).

        For the purposes of this Article 78, public announcement shall mean disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or other method of public announcement as the board may deem appropriate in the circumstances.

        79    For the purposes of Articles 74, 75, 76, 77 and 78, the right of a member to participate in the business of any general meeting shall include without limitation the right to speak, vote on a poll, be represented by a proxy and have access to all documents which are required by the Statutes or these Articles to be made available at the meeting.

        80    The accidental omission to send a notice of a meeting or resolution, or to send any omission to send notification where required by the Statutes or these Articles in relation to the publication of a notice of meeting on a website, or to send a form of proxy where required by the Statutes or these Articles, to any person entitled to receive it, or the non-receipt for any reason of any such notice, resolution or notification or form of proxy by that person, whether or not the Company is aware of such omission or non-receipt, shall not invalidate the proceedings at that meeting.

        81    The board and, at any general meeting, the chairman may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The board and, at any general meeting, the chairman are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.

        82    The chairman of each general meeting of the Company may take such action as he considers appropriate to permit the orderly conduct of the business of the meeting as set out in the notice of the meeting and the chairman's discretion on matters of procedure or arising incidentally from the business of the meeting shall be final as shall be his determination as to whether any matter is of such a nature.

        83    The board may postpone a general meeting if it deems it necessary to do so. Notice of such postponement shall be given in accordance with these Articles.

PROCEEDINGS AT GENERAL MEETINGS

        84    No business shall be dealt with at any general meeting unless a quorum is present, but the absence of a quorum shall not preclude the choice or appointment of a chairman in accordance with these Articles, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Articles, two persons present in person being either members or representatives (in the case of a corporate member) or proxies appointed by members in relation to the meeting and entitled to vote shall be a quorum for all purposes.

        85    If such a quorum is not present within five minutes (or such longer time not exceeding 30 minutes as the chairman of the meeting may decide) from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting, if convened on the requisition of members, shall be dissolved, and in any other case shall stand adjourned to such time and place (being not less than 14 days nor more than 28 days thereafter) as the chairman of the meeting may, subject to the provisions of the Statutes, determine. The adjourned meeting shall be dissolved if a quorum is not present within 15 minutes after the time appointed for holding the meeting.

        86    The chairman, if any, of the board or, in his absence, any deputy chairman of the Company shall preside as chairman of the meeting. If neither the chairman nor the deputy chairman is present within five minutes after the time appointed for holding the meeting or is not willing to act as chairman, the directors present shall elect one of their number to be chairman. If there is only one director present and willing to act, he shall be chairman. If no director is willing to act as chairman, or if no director is present within five minutes after the time appointed for holding the meeting, the members present in person or by proxy and entitled to vote shall choose a member present in person or a proxy of a member or a person authorised to act as a representative of a corporation in relation to the meeting to be chairman.

        87    A director shall, notwithstanding that he is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the capital of the Company. Subject to the Statutes, the chairman may invite any person to attend and speak at general meetings of the Company from whom the chairman considers to be equipped by knowledge or experience of the Company's business to assist in the deliberations of the meeting. In addition, the chairman may invite any person who has been nominated by a member of the Company (provided that the chairman is satisfied that at such time as the chairman may determine, the member holds any shares in the Company as such person's nominee) to attend and, if the chairman considers it appropriate, to speak at general meetings.

        88    Without prejudice to any other power of adjournment which he may have under these Articles or at common law, the chairman:

  (a)
  may adjourn a meeting from time to time and from place to place without giving any reason therefore and without notice other than announcement at the meeting;

  (b)
  shall, if so directed by a meeting at which a quorum is present, adjourn the meeting from time to time and from place to place; or

  (c)
  may adjourn the meeting to another time and place if it appears to him that:

  (i)
  it is likely to be impracticable to hold or continue that meeting because of the number of members wishing to attend who are not present; or

  (ii)
  the unruly conduct of persons attending the meeting prevents or is likely to prevent the orderly continuation of the business of the meeting; or

  (iii)
  an adjournment is otherwise necessary so that the business of the meeting may be properly conducted, including where the chairman determines that proper conduct requires an adjournment to enable time for consideration of new information, and each of paragraphs (a), (b) and (c) above shall constitute a separate power to adjourn and no such paragraph shall limit or restrict the power contained in another such paragraph.

        89    No business shall be dealt with at an adjourned meeting other than business which might properly have been dealt with at the meeting had the adjournment not taken place. Any such adjournment may, subject to the provisions of the Statutes, be for such time and to such other place (or, in the case of a meeting held at a principal meeting place and a satellite meeting place, such other places) as the chairman may, in his absolute discretion determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Article 131 or by means of a document in hard copy form which, if delivered at the meeting which is adjourned to the chairman or the secretary or any director, shall be valid even though it is given at less notice than would otherwise be required by Article 131(a). When a meeting is adjourned for 30 days or more or for an indefinite period, notice shall be sent at least seven clear days before the date of the adjourned meeting specifying the time and place (or places, in the case of a meeting to which Article 74 applies) of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to send any notice of an adjournment or of the business to be dealt with at an adjourned meeting.

        90    If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the chairman, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. With the consent of the chairman, an amendment may be withdrawn by its proposer before it is voted on. No amendment to a resolution duly proposed as a special resolution may be considered or voted on (other than a mere clerical amendment to correct a patent error). No amendment to a resolution duly proposed as an ordinary resolution may be considered or voted on (other than a mere clerical amendment to correct a patent error) unless either:

  (a)
  at least 48 hours before the time appointed for holding the meeting or adjourned meeting at which the ordinary resolution is to be considered (which, if the board so specifies, shall be calculated taking no account of any part of a day that is not a working day), notice of the terms of the amendment and the intention to move it has been delivered in hard copy form to the office or to such other place as may be specified by or on behalf of the Company for that purpose, or received in electronic form at such address (if any) for the time being specified by or on behalf of the Company for that purpose and such notice of amendment shall provide the information required under Article 95 relating to the proposing member or Shareholder Associated Person of such a member as if the notice was of a resolution proposed by such member in accordance with that Article; and

  (b)
  the proposed amendment does not, in the reasonable opinion of the chairman, materially alter the scope of the resolution.

        91    A resolution put to the vote of a general meeting shall be decided on a poll. This requirement for poll voting on resolutions at a general meeting of the Company may only be removed, amended or varied by resolution of the members passed unanimously at a general meeting of the Company.

        92    Subject to Article 93, a poll shall be taken in such manner as the chairman directs and he may, and shall if required by the meeting, appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

        93    A poll on the election of a chairman or on a question of adjournment shall be taken immediately. A poll on any other question shall be taken at either the meeting or at such time and place as the chairman directs not being more than 28 days after the meeting.

        94    Where for any purpose an ordinary resolution of the Company is required, a special resolution shall also be effective.

 PROPOSED SHAREHOLDER RESOLUTIONS

        95    Where a member or members, in accordance with the provisions of the Act, request the Company to (i) call a general meeting for the purposes of bringing a resolution before the meeting, or (ii) give notice of a resolution to be proposed at a general meeting, such request must, in each case and in addition to the requirements of the Statutes:

  (a)
  set forth, as to the member making the request and any Shareholder Associated Person of such member:

  (i)
  the name and address of such member, as they appear in the register, and of such Shareholder Associated Person, if any,

  (ii)
  (A)
  the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such member and by any Shareholder Associated Person,

  (B)
  any option, warrant, convertible security, share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of the Company or any class or series of shares or other securities of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Company or otherwise directly or indirectly owned beneficially by such member or by any of its Shareholder Associated Persons and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any security or instrument of the Company, in each case, regardless of whether (x) such interest conveys any voting rights in such security to such member or Shareholder Associated Person, (y) such interest is required to be, or is capable of being, settled through delivery of such security or instrument or (z) such person may have entered into other transactions to hedge the economic effect of such interest (any such interest in this clause (ii)(B) (a Derivative Instrument),

  (C)
  the name of each person with whom such member or Shareholder Associated Person has any agreement, arrangement or understanding (whether written or oral) (1) for the purposes of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy or consent solicitation made generally by such person to all holders of shares of the Company) or disposing of any shares of the Company, (2) to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), (3) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any such member or Shareholder Associated Person with respect to any shares of the Company or any business proposed by the member or (4) otherwise in connection with any business proposed by a member and a description of each such agreement, arrangement or understanding (any agreement, arrangement or understanding described in this clause (C) being a Voting Agreement),

  (D)
  details of all other material interests of each such member or any Shareholder Associated Person of such member in such request or any security of the Company (including, without limitation, any rights to dividends or performance-related fees based on any increase or decrease in the value of such security or Derivative Instruments or if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security) (collectively, Other Interests),

      (E)
      a list of all transactions by such member and any Shareholder Associated Person of such member involving any securities of the Company or any Derivative Instruments, Voting Agreements or Other Interests within the six-month period prior to the date of the request,

      (F)
      any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such member or any Shareholder Associated Person of such member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner,

      (G)
      any performance-related fees (other than an asset-based fee) that such member or any Shareholder Associated Person of such member is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such request, including without limitation any such interests held by the immediate family of such member or any Shareholder Associated Person of such member sharing the same household (which information shall be supplemented by such member and any Shareholder Associated Person of such member not later than ten days after the record date for the meeting to disclose such ownership as of the record date),

      (H)
      a description of all economic terms of all of the foregoing items, including all Derivative Instruments, Voting Agreements or Other Interests, and copies of all agreements and other documents (including, without limitation, master agreements, confirmations and all ancillary documents and the names and details of counterparties to, and brokers involved in, all such transactions) relating to each such item, including all Derivative Instruments, Voting Agreements or Other Interests,

      (I)
      a representation that the member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, and

      (J)
      a representation as to whether the member or any Shareholder Associated Person of such member intends, or is part of a group that intends, to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's shares required to approve or adopt the proposal or (2) otherwise solicit proxies or votes from shareholders in support of such proposal,

    (iii)
    any other information relating to such member and any Shareholder Associated Person of such member that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder,

  (b)
  if the request relates to any business that the member proposes to bring before the meeting, set forth:

  (i)
  a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the text of the proposal (including the complete text of any resolution(s) proposed for consideration) and, in the event that such business includes a proposal to amend these Articles, the complete text of the proposed amendment and any material interest of such member or any Shareholder Associated

      Person of such member in such business (including any anticipated benefit therefrom to the member or Shareholder Associated Person of such member), and

    (ii)
    a description of all agreements, arrangements and understandings (whether written or oral) between such member or any Shareholder Associated Person of such member and any other person or persons (including their names) in connection with the request by such member,

  (c)
  set forth, as to each person, if any, whom the member proposes to nominate for appointment or reappointment to the board as a result of any such request:

  (i)
  all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election (even if a contested election is not involved) pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and

  (ii)
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such member or any Shareholder Associated Person of such member, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the U S Securities Exchange Commission under the Exchange Act if the member making the nomination and any Shareholder Associated Person of such member on whose behalf the nomination is made, if any, or any affiliate or associate thereof, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant, and

  (d)
  with respect to each nominee for appointment or reappointment to the board, the Company may require any proposed nominee for appointment to the board to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company or that could be material to a reasonable member's understanding of the independence, or lack thereof, of such nominee, and

  (e)
  set forth, to the extent known by the member(s) giving the notice, the name and address of any other member supporting the nominee for election or re-election as a director or the proposal of other business on the date of such request; and

such business must otherwise be a proper matter for member action.

        For purposes of this Article 95, a Shareholder Associated Person of any member shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such member, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such member, and (iii) any person controlling, controlled by or under common control with such Shareholder Associated Person.

        Subject to the provisions of these Articles, only such persons who are nominated by or at the direction of the board or in compliance with the procedures set forth in this Article 95 or a Parent Director shall be eligible to serve as directors and only such business shall be conducted at a general meeting as shall have been brought before the meeting by or at the direction of the board or pursuant to a member request that complies with the procedures set forth in this Article 95.

        Except as otherwise provided by law or the Articles, the chairman of the meeting shall have the power and duty to determine whether a member request (other than any such request by Parent) was made in compliance with the procedures set forth in this Article 95 and, if any request is not in compliance with this Article 95, to declare that such defective request shall be disregarded.

        To be eligible to be a nominee for appointment or reappointment as a director (other than a Parent Director) of the Company pursuant to a proposal made by a member or members pursuant to this Article 95, a person must deliver (in accordance with the time periods prescribed for delivery of request set forth in this Article 95) to the secretary at the office a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in the form provided by the secretary upon written request) that such person:

  (a)
  is not and will not become a party to:

  (i)
  any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if appointed as a director of the Company, will act or vote on any issue or question (a Voting Commitment) that has not been disclosed to the Company, or

  (ii)
  any Voting Commitment that could limit or interfere with such person's ability to comply, if appointed as a director of the Company, with such person's fiduciary duties under applicable law,

  (b)
  is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein,

  (c)
  in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if appointed as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality, securities ownership and trading policies and guidelines of the Company and any other policies and guidelines of the Company applicable to directors or adopted by the board (such policies and guidelines to be made available to such person by the secretary on request), and

  (d)
  irrevocably submits his or her resignation as a director effective upon a finding by a court of competent jurisdiction that such person has breached such written representation and agreement.

        For the purpose of Article 95, where a request(s) in respect of a general meeting are made by more than one member, references to a member in relation to notice and other information requirements shall apply to each member, respectively, as the context requires.

        96    If a request made in accordance with Article 95 does not include the information specified in that Article, or if a request made in accordance with Article 95 is not received in the time and manner indicated in Article 97, in respect of the shares which the relevant member(s) hold (the member default shares), the relevant member(s) shall not be entitled to vote, either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares (or at an adjournment of any such meeting), the member default shares with respect to the matters detailed in the request made in accordance with Article 95.

        97    Without prejudice the rights of any member under the Act, a member who makes a request to which Article 95 relates, must deliver any such request in writing to the secretary at the Company's registered office not earlier than the close of business on the one hundred and twentieth (120th) calendar day nor later than the close of business on the ninetieth (90th) calendar day prior to the date of the first anniversary of the preceding year's annual general meeting, provided, however, that if the date of an annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the date of the first anniversary of the preceding year's annual general meeting, notice by the member must be so delivered in writing not earlier than the close of business on the one hundred and twentieth (120th) calendar day prior to such annual general meeting and not later than the close of business on the later of (i) the ninetieth (90th) calendar day prior to such annual general meeting, and (ii) if the first public announcement of the date of such annual general meeting is less than 100 days prior to the date of the meeting, the 10th calendar day after the day on which public announcement of the date of such annual general meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting or the public announcement thereof commence a new time period for the giving of a member's notice as described in this Article 97.

        For the purposes of the annual general meeting of the Company to be held in 2015, references in this Article 97 to the Company's "preceding year's annual general meeting" shall be construed as references to the annual general meeting of the Company held in 2014 or, if no such meeting is held, then such references shall be construed as references to the 2014 annual general meeting of the Parent.

        Notwithstanding anything in the foregoing provisions of this Article 97 to the contrary, in the event that the number of directors to be elected to the board is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased board of directors made by the Company at least one hundred (100) calendar days prior to the date of the first anniversary of the preceding year's annual general meeting, a member's notice required by this Article 97 shall also be considered as validly delivered in accordance with Article 97, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the Company's registered office not later than 5:00 pm, local time, on the tenth (10th) calendar day after the day on which such public announcement is first made by the Company.

        For purposes of this Article 97, public announcement shall mean disclosure in a press release reported by Reuters, the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed by the Company with the U S Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

        Notwithstanding the provisions of Article 95 or Article 96 or the foregoing provisions of this Article 97, a member shall also comply with all applicable requirements of the Statutes and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Article 95 or Article 96 and this Article 97 provided, however, that any references in the Articles to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements of these Articles applicable to member requests. Nothing in Article 95 or Article 96 or this Article 97 shall be deemed to affect any rights of members to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, subject in each case to compliance with the Exchange Act.

VOTES OF MEMBERS

        98    Subject to any rights or restrictions attached to any shares, on a vote on a resolution on a poll every member present in person or by proxy shall have one vote for every share of which he is the holder.

        99    In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the Register in respect of the joint holding.

        100  A member in respect of whom an order has been made by a court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote by his receiver, curator bonis or other person authorised for that purpose appointed by that court or official. That receiver, curator bonis or other person may vote by proxy. The right to vote shall be exercisable only if evidence satisfactory to the board of the authority of the person claiming to exercise the right to vote has been delivered to the office, or another place specified in accordance with these Articles for the delivery of proxy appointments, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised provided that the Company may specify, in any case, that in calculating the period of 48 hours, no account shall be taken of any part of a day that is not a working day.

        101  No member shall, unless the board otherwise determines, be entitled to vote at a general meeting or at a separate meeting of the holders of any class of shares in the capital of the Company, either in person or by proxy, in respect of any share held by him unless all monies presently payable by him in respect of that share have been paid.

        102  If at any time the board is satisfied that any member, or any other person appearing to be interested in shares held by such member, has been duly served with a notice under section 793 of the Act (a section 793 notice) and is in default for the prescribed period in supplying to the Company the information thereby required, or, in purported compliance with such a notice, has made a statement or given information which is false or inadequate in a material particular, then the board may, in its absolute discretion at any time thereafter by notice (a direction notice) to such member direct that:

  (a)
  in respect of the shares in relation to which the default occurred (the default shares, which expression includes any shares issued after the date of the section 793 notice in respect of those shares) the member shall not be entitled to attend or vote either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares or on a poll or to exercise any other right conferred by membership in relation to any such meeting or poll;

  (b)
  in respect of the default shares:

  (i)
  no payment shall be made by way of dividend or distribution (or any other amount payable in respect of the default shares) and the Company shall not be required to pay interest in respect of any such amounts not paid;

  (ii)
  no transfer of any default share shall be registered unless:

  (A)
  the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the board may in its absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer and that none of the shares the subject of the transfer are default shares; or

  (B)
  the transfer is an approved transfer; and/or

  (iii)
  in respect of any shares held in uncertificated form, such shares be converted into certificated form (and the board shall be entitled to direct the Operator of any Relevant System applicable to those shares to effect that conversion immediately) and that member shall not after that be entitled to convert all or any shares held by him into uncertificated form (except with the authority of the board),

(and, for the purposes of ensuring this Article 102(b) can apply to all shares held by the holder, the Company may, in accordance with the Regulations, issue a written notification to the Operator requiring the conversion into certificated form of any shares held by the holder in uncertificated form).

        103  The Company shall send the direction notice to each other person appearing to be interested in the default shares, but the failure or omission by the Company to do so shall not invalidate such notice.

        104  Any direction notice shall cease to have effect not more than seven days after the earlier of receipt by the Company of:

  (a)
  a notice of an approved transfer, but only in relation to the shares transferred; or

  (b)
  all the information required by the relevant section 793 notice, in a form satisfactory to the board and with the board being reasonably satisfied that such information is complete and accurate.

        105  The board may at any time withdraw a direction notice, in whole or in part, or suspend in whole or in part, the imposition of any restrictions contained in the direction notice for a given period by serving on the holder of the default shares a notice in writing to that effect (a withdrawal notice).

        106  Unless and until a withdrawal notice is duly served in relation thereto or a direction notice in relation thereto is deemed to have been withdrawn, suspended or varied or the shares to which a direction notice relates are transferred by means of an approved transfer, the sanctions referred to in Article 102 shall continue to apply.

        107  The Company may exercise any of its powers under Article 8 in respect of any default share that is held in uncertificated form.

        108  For the purposes of this Article 108 and Articles 102 to 107:

  (a)
  a person shall be treated as appearing to be interested in any shares if the member holding such shares has sent to the Company a notification under section 793 of the Act which names such person as being so interested or if the Company (after taking into account information obtained from the member and from any other relevant section 793 notification) knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

  (b)
  "interested" shall be construed as it is for the purposes of section 793 of the Act;

  (c)
  the prescribed period is 14 days from the date of service of the section 793 notice; and

  (d)
  a transfer of shares is an approved transfer if:

  (i)
  it is a transfer of shares pursuant to an acceptance of a takeover offer (within the meaning of section 974 of the Act); or

  (ii)
  the board is satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

  (iii)
  the transfer results from a sale made through NYSE or any other recognised investment exchange (as defined in the Financial Services and Markets Act 2000) or any other stock exchange outside the United Kingdom on which the Company's shares are normally traded.

        109  Nothing contained in Articles 102 to 108 limits the power of the Company under section 794 of the Act.

        110  If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of the meeting, and, in the opinion of the chairman, it is of sufficient magnitude to vitiate the result of the voting.

        111  No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting or poll at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

        112  On a poll, a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

NOTIFICATION OF INTERESTS IN SHARES

        113  For the purposes of Article 114 through Article 126:

  (a)
  Relevant Share Capital means any class of the Company's issued share capital carrying rights to vote in all circumstances at general meetings of the Company; and for the avoidance of doubt (a) where the Company's share capital is divided into different classes of shares, references to Relevant Share Capital are to each such class taken separately and (b) any adjustment to or restriction on the voting rights attached to shares shall not affect the application of this Article in relation to interests in those or any other shares; and

  (b)
  interested shall be construed as it is for the purposes of section 793 of the Act.

        114  The provisions of Article 113 through Article 126 are in addition to and separate from any other rights or obligations arising at law or otherwise.

        115  A member other than a Depositary holding Relevant Share Capital shall notify the Company of his interests (if any) in Relevant Share Capital if:

  (a)
  he has a notifiable interest immediately after the relevant time, but did not have such an interest immediately before that time;

  (b)
  he had a notifiable interest immediately before the relevant time, but does not have such an interest immediately after it; or

  (c)
  he had a notifiable interest immediately before the relevant time, and has such an interest immediately after it, but the percentage levels of his interest immediately before and immediately after that time are not the same.

        116  A member other than a (i) Depositary holding Relevant Share Capital or (ii) a depositary holding relevant Share Capital on behalf of the Parent shall, to the extent he is lawfully able to do so, notify the Company of the interests of any other person in the Relevant Share Capital of which he is the registered holder (or, to the extent he is not lawfully able to make such notification, shall use his reasonable endeavours to procure that such person makes notification of his interests to the Company) if:

  (a)
  such person has a notifiable interest immediately after the relevant time, but did not have such an interest immediately before that time;

  (b)
  such person had a notifiable interest immediately before the relevant time, but does not have such an interest immediately after it; or

  (c)
  such person had a notifiable interest immediately before the relevant time, and has such an interest immediately after it, but the percentage levels of his interest immediately before and immediately after that time are not the same.

        117  The expression percentage level in Article 115(c) and 116(c), means the percentage figure found by expressing the aggregate nominal value of all the shares comprised in the Relevant Share Capital concerned in which the person has interests immediately before or (as the case may be) immediately after the relevant time as a percentage of the aggregate nominal value of that Relevant Share Capital and rounding that figure down, if it is not a whole number, to the next whole number. Where the aggregate nominal value of the Relevant Share Capital is greater immediately after the relevant time than it was immediately before, the percentage level of the person's interest immediately before (as well as immediately after) that time shall be determined by reference to the larger amount.

        118  For the purposes of Article 115, 116 and 117:

  (a)
  relevant time means:

  (i)
  the time at which:

  (A)
  a person acquires an interest in shares comprised in Relevant Share Capital; or

  (B)
  a person ceases to be interested in shares comprised in Relevant Share Capital; or

  (C)
  another change of circumstances affecting facts relevant to the application of this Article occurs,

      in each case provided that the person is aware of such acquisition, cessation or change in circumstances at the time it occurs; and

    (ii)
    where a person is not so aware, the time at which:

    (A)
    that person becomes aware that he has acquired an interest in shares comprised in Relevant Share Capital; or

    (B)
    that person becomes aware that he has ceased to be interested in shares comprised in Relevant Share Capital; or

    (C)
    that person otherwise becomes aware of any facts relevant to the application of this Article (whether or not arising from a change of circumstances).

  (b)
  a person who is interested in shares comprised in Relevant Share Capital has a notifiable interest at any time when the aggregate nominal value of the shares in the Relevant Share Capital in which he has such interests is equal to or more than 3 per cent of the aggregate nominal value of that Relevant Share Capital;

        119  Any notification required by to be made by a member under Article 115 and Article 116 must be made in writing to the Company within the period of 2 days next following the day on which that obligation arises. To the extent a member is not lawfully able to make a notification under Article 116, such member shall use its reasonable endeavours to procure that the relevant person notifies his interests to the Company within such 2 day period or within such longer period as the Directors may allow.

        120  The notification shall specify the share capital of the Company to which it relates, and must also:

  (a)
  state the number of shares comprised in that share capital in which the person making the notification knows he (or any other relevant person) had interests immediately after the time when the obligation arose; or

  (b)
  in a case where the person making the notification (or any other relevant person) no longer has a notifiable interest in shares comprised in that share capital, state that he (or that other person) no longer has that interest.

        121  A notification (other than one stating that a person no longer has a notifiable interest) shall include the following particulars, so far as known to the person making the notification at the date when it is made:

  (a)
  the identity of each registered holder of shares to which the notification relates and the number of such shares held by each of them; and

  (b)
  the nature of the relevant interests in such shares.

        122  A person other than a Depositary holding Relevant Share Capital who has an interest in shares comprised in Relevant Share Capital or knows or becomes aware that any other person has an interest in shares so comprised of which he is the registered holder, that interest being notifiable, shall notify (or, to the extent he is not lawfully able to make such notification, shall use his reasonable endeavours to procure that such other person shall notify) the Company in writing:

  (a)
  of any particulars in relation to those shares which are specified in Article 121; and

  (b)
  of any change in those particulars

of which in either case he becomes aware at any time after any interest notification date and before the first occasion following that date on which he comes under any further obligation of disclosure with respect to his interest in shares comprised in that share capital. A notification required under this Article 122 shall be made within the period of 2 days next following the day on which it arises. The reference to an interest notification date, in relation to a person's interest in shares comprised in the Company's Relevant Share Capital, is to either (i) the date of any notification made or procured by him with respect to his or any other person's interest under this Article or (ii) where he has failed to make, or procure the making of, a notification, the date on which the period allowed for making it came to an end.

        123  A person who at any time has a notifiable interest in shares is to be regarded under Article 122 as continuing to have a notifiable interest in them unless and until the registered holder of the shares in question comes under an obligation to make or use his reasonable endeavours to procure a notification stating that he (or any other relevant person) no longer has such an interest in those shares.

        124  Where a person authorises another (the agent) to acquire or dispose of, on his behalf, interests in shares comprised in the Relevant Share Capital, he shall secure that the agent notifies him immediately of acquisitions or disposals effected by the agent which will or may give rise to any obligation of disclosure imposed on him by this Article with respect to his interest in that share capital.

        125  If it shall come to the notice of the Board that any member has not, within the requisite period, made or, as the case may be, procured the making of any notification required by Article 115, Article 116 or Article 122, the Company may (in the absolute discretion of the Board) at any time thereafter give notice to such member and such notice shall have the same contents and effect, and be subject to the same provisions of these Articles as if it were a direction notice given under Article 102, provided that the provisions of Article 102(b)(ii) shall not apply to any shares subject to such a direction notice.

        126  For the purposes of this Article 126, Article 115, Article 116 or Article 122, a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a notification whether following service of a notice in accordance with the Act or otherwise which either:

  (a)
  names such person as being so interested; or

  (b)
  (after taking into account any such notification and any other relevant information in the possession of the Company) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares.

PROXIES AND CORPORATE REPRESENTATIVES

        127  Invitations to appoint a proxy (whether made by instrument in writing, in electronic form or by website communication) shall be in any usual form as contemplated by these Articles or as the board may otherwise approve. Invitations to appoint a proxy shall be sent or made available by the Company to all persons entitled to notice of and to attend and vote at any meeting, and shall provide for voting both for and against all resolutions to be proposed at that meeting other than resolutions relating to the procedure of the meeting. The accidental omission to send or make available an invitation to appoint a proxy or the non-receipt thereof by any member entitled to attend and vote at a meeting shall not invalidate the proceedings at that meeting.

        128  The appointment of a proxy shall be:

  (a)
  in the case of a proxy relating to shares in the capital of the Company held in the name of a Depositary, in a form or manner of communication approved by the board, which may include, without limitation, a voter instruction form to be provided to the Company by certain third parties on behalf of the Depositary. Subject thereto, the appointment of a proxy may be:

  (A)
  in hard copy form; or

  (B)
  in electronic form, to the electronic address provided by the Company for this purpose; or

  (b)
  in the case of a proxy relating to shares to which Article 128(a) does not apply:

  (i)
  in any usual form or in any other form or manner of communication which the board may approve. Subject thereto, the appointment of a proxy may be:

  (A)
  in hard copy form; or

  (B)
  in electronic form, to the electronic address provided by the Company for this purpose.

        129  The appointment of a proxy, whether made in hard copy form or in electronic form, shall be executed in such manner as may be approved by or on behalf of the Company from time to time. Subject thereto, the appointment of a proxy shall be executed by the appointor or any person duly authorised by the appointor or, if the appointor is a corporation, executed by a duly authorised person or under its common seal or in any other manner authorised by its constitution.

        130  The board may, if it thinks fit, but subject to the provisions of the Statutes, at the Company's expense send hard copy forms of proxy for use at the meeting and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the board. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member may appoint more than one proxy to attend on the same occasion, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that member.

        131  Without prejudice to Article 78(b) or to the third sentence of Article 89, the appointment of a proxy shall:

  (a)
  if in hard copy form, be delivered by hand or by post to the office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

  (i)
  in the notice convening the meeting; or

    (ii)
    in any form of proxy sent by or on behalf of the Company in relation to the meeting, by the time specified by the board (as the board may determine, in compliance with the provisions of the Act) in any such notice or form of proxy.

  (b)
  if in electronic form, be received at any address to which the appointment of a proxy may be sent by electronic means pursuant to a provision of the Statutes or to any other address specified by or on behalf of the Company for the purpose of receiving the appointment of a proxy in electronic form:

  (i)
  in the notice convening the meeting; or

  (ii)
  in any form of proxy sent by or on behalf of the Company in relation to the meeting; or

  (iii)
  in any invitation to appoint a proxy issued by the Company in relation to the meeting; or

  (iv)
  on a website that is maintained by or on behalf of the Company and identifies the Company,

by the time specified by the board (as the board may determine, in compliance with the provisions of the Statutes) in any such method of notification.

        The board may specify, when determining the dates by which proxies are to be lodged, that no account need be taken of any part of a day that is not a working day.

        132  Any means of appointing a proxy which is authorised by or under this Article 132 shall be subject to any terms, limitations, conditions or restrictions that the board may from time to time prescribe. Without limiting the foregoing, in relation to any shares which are held in uncertificated form, the board may from time to time permit appointments of a proxy to be made by means of an electronic communication in the form of an Uncertificated Proxy Instruction, and received by such participant in the Relevant System concerned acting on behalf of the Company as the board may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the board (subject always to the facilities and requirements of the Relevant System concerned), and may in a similar manner permit supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction to be made by like means. The board may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and/or other instruction or notification) is to be treated as received by the Company or such participant. The board may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

        133  Subject to the provisions of the Statutes, where the appointment of a proxy is expressed to have been or purports to have been made, sent or supplied by a person on behalf of the holder of a share:

  (a)
  the Company may treat the appointment as sufficient evidence of the authority of that person to make, send or supply the appointment on behalf of that holder; and

  (b)
  that holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of reasonable evidence of the authority under which the appointment has been made, sent or supplied (which may include, without limitation, a copy of such authority certified notarially or in some other way approved by the board), to such address and by such time as may be specified in the request and, if the request is not complied with in any respect, the appointment may be treated as invalid.

        134  Subject to Article 132, a proxy appointment which is not delivered or received in accordance with Article 131 shall be invalid. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one that was last delivered or received shall be treated as replacing or revoking the others as regards that share, provided that if the Company determines that it has insufficient evidence to decide whether or not a proxy appointment is in respect of the same share, it shall be entitled to determine which proxy appointment (if any) is to be treated as valid. Subject to the Statutes, the Company may determine at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles.

        135  A proxy appointment shall be deemed to entitle the proxy to exercise all or any of the appointing member's rights to attend and to speak and vote at a meeting of the Company in respect of the shares to which the proxy appointment relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates.

        136  The Company shall not be required to check that a proxy or corporate representative votes in accordance with any instructions given by the member by whom he is appointed. Any failure to vote as instructed shall not invalidate the proceedings on the resolution.

        137  Any corporation which is a member of the Company (in this Article 137 the grantor) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any separate meeting of the holders of any class of shares. A director, the secretary or other person authorised for the purpose by the secretary may require all or any of such persons to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers. Such person is entitled to exercise (on behalf of the grantor) the same powers as the grantor could exercise if it were an individual member of the Company. Where a grantor authorises more than one person to exercise a power in respect of the same shares:

  (a)
  if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and

  (b)
  if they do not purport to exercise the power in the same way as each other, the power is treated as not exercised.

        138  The termination of the authority of a person to act as a proxy or duly authorized representative of a corporation does not affect:

  (a)
  whether he counts in deciding whether there is a quorum at a meeting;

  (b)
  the validity of anything he does as chairman of a meeting;

  (c)
  the validity of a poll demanded by him at a meeting; or

  (d)
  the validity of a vote given by that person,

unless notice of the termination was either delivered or received as mentioned in the following sentence at least 24 hours before the start of the relevant meeting or adjourned meeting or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of termination shall be either by means of a document in hard copy form delivered to the office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 131(a) or in electronic form received at the address specified by or on behalf of the Company in accordance with Article 131(b), regardless of whether any relevant proxy appointment was effected in hard copy form or in electronic form.

        139  A proxy given in the form of a power of attorney or similar authorisation granting power to a person to vote on behalf of a member at forthcoming meetings in general shall not be treated as valid for a period of more than twelve months, unless a contrary intention is stated in it.

 NUMBER OF DIRECTORS

        140  Subject to the provisions of Articles 142 and 143, the number of directors shall be as the board may determine from time to time, but shall be not less than two and no more than nine.

        141  If the number of directors is reduced below the minimum number fixed in accordance with these Articles, the directors for the time being may act for the purpose of filling vacancies in their number or of calling a general meeting of the Company, but for no other purpose. If there are no directors willing to act, then any two members may summon a general meeting for the purpose of appointing directors.

APPOINTMENT OF DIRECTORS

        142  Immediately following the date of adoption of these Articles, the board shall consist of seven members, and, subject to Article 143 below, from the date of adoption of these Articles until the Majority Holder Date, the Company shall, and the Parent shall use its best efforts to, cause the board to consist of seven members, in each case as follows:

  (a)
  four Parent Directors (one or more of which may, but need not, at the discretion of the Parent, be Independent Directors); and

  (b)
  three Independent Directors (in addition to any Parent Directors who are also Independent Directors).

        143  At any time and from time to time until the Majority Holder Date, the Parent may elect to increase the size of the board from seven members to nine members by providing written notice to the chairman of the board. The Company shall cause the size of the board to be increased to nine members within ten (10) Business Days of receipt of such notice. Following an increase in the size of the board and until the Majority Holder Date, the Company shall, and the Parent shall use its best efforts to, cause the board to consist of nine members, provided that at least five of the members shall be Parent Directors (one or more of which may, but need not, at the discretion of the Parent, be Independent Directors).

        144  Notwithstanding the foregoing provisions of Articles 142 and 143, the Parent shall be entitled to appoint and remove a number of directors to be designated as Parent Directors, subject to the requirements of the NYSE, SEC and other applicable law and regulation, as follows:

  (a)
  until the Majority Holder Date, such number of directors on the board as provided in Articles 142 or 143, as applicable (or such lower number as the Parent may determine);

  (b)
  after the Majority Holder Date and until the First Threshold Date, (A) three directors, if there shall be at such time seven directors on the board, or (B) four directors, if there shall be at such time nine directors on the board;

  (c)
  after the First Threshold Date and until the Second Threshold Date, two directors;

  (d)
  after the Second Threshold Date and until the Third Threshold Date, one director; and

  (e)
  after the Third Threshold Date, no directors.

        Any appointment or removal of a Parent Director by the Parent shall be made by notice in writing to the Company and such appointment or removal shall have effect from the later of the date of delivery of any such notice and the date (if any) specified for this purpose in any such notice. At such time (the Trigger Date) as the number of Directors that the Parent is entitled to appoint pursuant to this Article reduces, the Parent shall promptly remove or procure the resignation of the relevant number of Parent Directors from the board so as to cause the number of Directors then appointed by it to correspond with its then entitlement to appoint Directors (the Required Reduction). The Parent shall determine which of the Parent Directors appointed by it shall be so removed or resign but if the Parent has not removed or procured the resignation of the requisite number of Parent Directors within five days of the Trigger Date, the Parent (and in default of the Parent acting in accordance with this provision, the board) shall select the requisite number of and remove the most recently appointed Parent Director or Parent Directors as the case may be in order to achieve the Required Reduction and in the event that two or more such Parent Directors shall have been appointed on the same date, they shall be selected for this purpose in priority according to the alphabetical order of their surnames. In the event that any Parent Director shall be removed from office otherwise than by notice given pursuant to this Article, the board shall re-appoint such person as a Director as soon as reasonably practicable and in any event within two days following such removal under the power conferred on them in Article 150.

        145  Articles 168(h) and 169 shall not apply to any Parent Director except as contemplated by Article 144. The Directors shall exercise their powers pursuant to Article 168(h) as necessary so as to create any vacancy required to enable the Parent to exercise its appointment rights pursuant to Article 144.

        146  Subject to the foregoing provisions of Articles 140 to 143 and Article 150, the directors shall be elected at each annual general meeting of the Company by ordinary resolution.

        147  Other than pursuant to Article 164 and subject to Article 145, each director elected shall hold office until his successor is elected or until his earlier resignation or removal in accordance with Article 144 above, or pursuant to any of Article 165, Article 167 Article 168 or Article 169, as applicable.

        148  No person shall be appointed a director at any general meeting unless:

  (a)
  he is recommended by the board or appointed by the Parent; or

  (b)
  notice in respect of that person is given by a member qualified to vote at the meeting has been received by the Company in accordance with Article 95 and Article 97 (and, if applicable, section 338 of the Act) of the intention to propose that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company's register of directors, together with notice by that person of his willingness to be appointed.

        149  Except as otherwise authorised by the Statutes, a motion for the appointment of two or more persons as directors by a single resolution shall not be made unless a resolution that it should be so made has first been agreed to by the meeting without any vote being given against it.

        150  Subject to Articles 144 to 148 and Article 151, the Company may by ordinary resolution or by resolution of the board appoint a person who is willing to act to be a director either to fill a vacancy or as an additional director. The appointment of a person to fill a vacancy or as an additional director shall take effect from the end of the relevant meeting.

        151  If at a meeting of the Company it is proposed to vote upon a number of resolutions for the appointment of a person as a director (each a Director Resolution) that exceeds the total number of directors that may be appointed to the board at that meeting (the board Number), the persons that shall be appointed shall first be the person who receives the greatest number of "for" votes (whether or not a majority of those votes cast in respect of that Director Resolution), and then shall second be the person who receives the second greatest number of "for" votes (whether or not a majority of those votes cast in respect of that Director Resolution), and so on, until the number of directors so appointed equals the board Number, provided that this Article 151 shall not operate in any manner which is contrary to the rights of the Parent to appoint Parent Directors in accordance with Articles 142 to 145.

        152  Article 151 shall not apply to any resolution proposed to be voted on at a meeting in respect of the proposed removal of an existing director and appointment of a person instead of the person so removed, which pursuant to Article 169 and the Act shall be proposed as an ordinary resolution

        153  Subject to the rights of the Parent to appoint Parent Directors in accordance with Articles 142 to 145, the board may appoint a person who is willing to act to be a director, either to fill a casual vacancy or as an additional director, but so that the total number of directors shall not at any time exceed the maximum number fixed by these Articles. Any director so appointed shall hold office only until the next following annual general meeting, and shall then be eligible for election, or until his earlier resignation or removal in accordance with Article 151, Article 165, Article 167, Article 168 or Article 169.

        154  A director shall not be required to hold any shares in the capital of the Company by way of qualification.

POWERS OF THE BOARD

        155  The board shall cause the business and affairs of the Company and all of its subsidiaries and other affiliates from time to time (the Group) to be managed and operated, and the Company shall be managed and operated, in accordance with the management policies, practices and procedures established and notified by OM plc to the Company prior to the adoption of this Article 155 for this purpose, as the same may be varied from time to time by OM plc from the date of adoption of these Article up until the Majority Holder Date by notice given in writing to the Company by or on behalf of OM plc for this purpose (the Policies). The board shall adopt and implement policies, practices and procedures in respect of the Group so as to give effect to the Policies.

        156  Subject to Article 155, the provisions of the Statutes and these Articles, any restrictions contained in the Shareholder Agreement and any directions given by special resolution, the business of the Company shall be managed by the board, which may pay all expenses incurred in forming and registering the Company and may exercise all the powers of the Company, including without limitation the power to dispose of all or any part of the undertaking of the Company. No alteration of the Articles and no such direction shall invalidate any prior act of the board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article 156 shall not be limited by any special power given to the board by these Articles. A meeting of the board at which a quorum is present may exercise all powers exercisable by the board.

        157  The board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them directors of such body corporate, or voting or providing for the payment of remuneration to the directors of such body corporate).

BORROWING POWERS

        158  Subject as provided in these Articles and subject to any restrictions contained in the Shareholder Agreement, the board may exercise all of the powers of the Company to borrow money, to indemnify and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or parts thereof, and, subject to the Statutes, to issue debentures and other securities, whether outright or as collateral security, for any debt, liability or obligation of the Company or of any third party.

CHANGE OF THE COMPANY'S NAME

        159  Subject to any restrictions contained in the Shareholder Agreement, the Company's name may be changed by resolution of the board.

DELEGATION OF POWERS OF THE BOARD

        160  Subject to any rights and obligations set out in the Shareholder Agreement in relation to the constitution of any committees of the board, the board may delegate any of its powers to any committee consisting of one or more directors. The board may also delegate to any director holding any executive office such of its powers as the board considers desirable to be exercised by him. Any such delegation shall, in the absence of express provision to the contrary in the terms of delegation, be deemed to include authority to sub-delegate to one or more directors (whether or not acting as a committee) or to any employee or agent of the Company all or any of the powers delegated and may be made subject to such conditions as the board may specify, and may be revoked or altered.

        Subject to any conditions imposed by the board, the proceedings of a committee with two or more members shall be governed by these Articles regulating the proceedings of directors so far as they are capable of applying.

        161  The board may establish local or divisional boards or agencies for managing any of the affairs of the Company, either in the United Kingdom or elsewhere, and may appoint any persons to be members of the local or divisional boards, or any managers or agents, and may fix their remuneration. The board may delegate to any local or divisional board, manager or agent any of the powers, authorities and discretions vested in or exercisable by the board, with power to sub-delegate, and may authorise the members of any local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any appointment or delegation made pursuant to this Article 161 may be made on such terms and subject to such conditions as the board may decide. The board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

        162  The board may, by power of attorney or otherwise, appoint any person to be the agent of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the board) and for such period and on such conditions as the board determines, including without limitation authority for the agent to delegate all or any of his powers, authorities and discretions, and may revoke or vary such delegation.

        163  The board may appoint any person to any office or employment having a designation or title including the word "director" or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word "director" in the designation or title of any such office or employment shall not imply that the holder is a director of the Company, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be, a director of the Company for any of the purposes of these Articles.

FIXED TERM DIRECTORS

        164  Directors other than Parent Directors may be appointed to serve for a fixed term following which that director shall retire.

        165  A retiring director shall be eligible for re-election. If he is not re-elected or deemed to be re-elected, he shall hold office until the next annual general meeting elects someone in his place or, if it does not do so, until the end of that meeting.

        166  If the Company at the meeting at which a director retires does not fill the vacancy, the retiring director shall, if willing to act, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the director is put to the meeting and not passed.

RESIGNATION, DISQUALIFICATION AND REMOVAL OF DIRECTORS

        167  A director may resign his office either by notice in writing submitted to the board or, if he shall in writing offer to resign, if the other directors resolve to accept such offer.

        168  A person ceases to be a director as soon as:

  (a)
  that person ceases to be a director by virtue of any provision of the Statutes or is prohibited from being a director by law or, if applicable, any provisions of the rules of the NYSE;

  (b)
  a bankruptcy order is made against that person;

  (c)
  a composition is made with that person's creditors generally in satisfaction of that person's debts;

  (d)
  a registered medical practitioner who is treating that person gives a written opinion to the Company stating that that person has become physically or mentally incapable of acting as a director and may remain so for more than three months;

  (e)
  by reason of that person's health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have;

  (f)
  that person is absent from meetings of the board for six consecutive months without permission of the board and the board resolves that his office be vacated;

  (g)
  that person dies; or

  (h)
  the board gives notice to such person that it has resolved that such person shall cease to be a director.

        169  Subject to the rights of Parent to appoint Parent Directors in accordance with Articles 142 to 145, the Company may, without prejudice to the provisions of the Statutes, by ordinary resolution remove any director from office (notwithstanding any provision of these Articles or of any agreement between the Company and such director, but without prejudice to any claim he may have for damages for breach of any such agreement). No special notice need be given of any resolution to remove a director in accordance with this Article 169 and no director proposed to be removed in accordance with this Article 169 has any special right to protest against his removal. The Company may, by ordinary resolution, appoint another person in place of a director removed from office in accordance with this Article 169.

NON-EXECUTIVE DIRECTORS

        170  Subject to the provisions of the Statutes, the board may enter into, vary and terminate an agreement or arrangement with any director who does not hold executive office for the provision of his services to the Company. Any such agreement or arrangement may be made on such terms as the board determines, provided that the terms of any such agreement or arrangement would not result in non-compliance with any listing requirements of the NYSE in accordance with the NYSE Manual.

        171  Each non-executive director shall be paid a fee for their services (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the board, provided that the agreement or payment of any such fee would not result in non-compliance with any listing requirements of the NYSE in accordance with the NYSE Manual.

        172  Any director who does not hold executive office with the Company and who performs special services which in the opinion of the board are outside the scope of the ordinary duties of a director, may be paid such extra remuneration by way of additional fee, salary, commission or otherwise as the board may determine, provided the payment of any such extra remuneration would not result in non-compliance with any listing requirements of the NYSE in accordance with the NYSE Manual.

DIRECTORS' EXPENSES

        173  The directors may be paid all reasonable travelling, hotel, and other expenses properly incurred by them in connection with their attendance at meetings of the board or committees of the board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties as a director.

EXECUTIVE OFFICERS

        174  Subject to the provisions of the Statutes, the board may appoint one or more of its body or any other employee of the Company to be the holder of any executive office (including, without limitation, to hold office as president, chief executive officer and/or treasurer, but excluding that of auditor) in the Company and may enter into an agreement or arrangement with any such director or employee for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a director or employee. Any such appointment, agreement or arrangement may be made on such terms, including without limitation terms as to remuneration, as the board determines, provided that the terms of any such agreement or arrangement would not result in non-compliance with any listing requirements of the NYSE in accordance with the NYSE Manual. The board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.

        175  Any appointment of a director to an executive office shall terminate if he ceases to be a director but without prejudice to any rights or claims which he may have against the Company by reason of such cessation. A director appointed to an executive office shall not be exempt from retirement by rotation, and if he ceases for any reason to hold the executive office by virtue of which he is termed an executive director, he shall offer to resign as a director in accordance with Article 167 and he shall cease to be a director if the other directors resolve to accept such offer.

        176  The emoluments of any director or employee holding executive office for his services as such shall be determined by the board, provided that the terms of any such agreement or arrangement would not result in non-compliance with any listing requirements of the NYSE in accordance with the NYSE Manual and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership of any such scheme or fund.

ALTERNATE DIRECTORS

        177  Any director (other than an alternate director) may appoint another director, or any other person approved by the board, to be an alternate director and may at any time terminate that appointment by notice in writing. An alternate director shall not be required to hold any shares in the

Company and shall not be counted in determining any maximum number of directors permitted by the Articles.

        178  Any appointment or removal of an alternate director shall be by notice in writing to the Company signed by the director making or revoking the appointment or in any other manner approved by the board. A notice of appointment must contain a statement signed by the proposed alternate that he is willing to act as the alternate of the director giving the notice.

        179  An alternate director shall (subject to his giving to the Company a postal address and, if applicable, an address in relation to which electronic communications may be received by him) be entitled to receive notice of all meetings of directors and of all meetings of committees of directors of which his appointer is a member, to attend and vote of any such meeting at which the director appointing him is not personally present, and generally to perform all the functions of his appointer in his absence.

        180  An alternate director shall automatically cease to be an alternate director if his appointer ceases to be a director or dies, but if a director retires by rotation or otherwise vacates office and is elected or deemed to have been elected at the meeting at which he retires, any appointment of an alternate director made by him which was in force immediately prior to his retirement shall continue after his election. The appointment of an alternate director shall also automatically cease on the happening of any event which, if he were a director, would cause him to vacate office.

        181  Save as otherwise provided in these Articles, an alternate director shall be deemed for all purposes to be a director and shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the director appointing him. An alternate director may be repaid by the Company such expenses as might properly have been repaid to him if he had been a director but shall not (unless the Company by ordinary resolution otherwise determines), in respect of his office as alternate director, be entitled to receive any remuneration or fee from the Company. An alternate director shall be entitled to be indemnified by the Company, and receive the benefits of any insurance or agreement for the Company to incur directly costs in respect of any proceedings or investigation, to the same extent as if he were a director.

DIRECTORS' INTERESTS

        182  Subject to the provisions of the Statutes, and provided that he has made the disclosures required by Article 183, a director notwithstanding his office may be a party to or otherwise directly or indirectly be interested in:

  (a)
  any transaction or arrangement with the Company or in which the Company is otherwise interested; or

  (b)
  a proposed transaction or arrangement with the Company.

        183  A director shall (unless the circumstances referred to in section 177(5) or section 177(6) of the Act apply, in which case no such disclosure is required), be required to disclose all interests whether or not material in any transaction or arrangement referred to in Article 182 and the declaration of interest must (in the case of a transaction or arrangement referred to in Article 182(a)) and may (in the case of a transaction or arrangement referred to in Article 182(b)), but need not, be made:

  (a)
  at a meeting of the directors; or

  (b)
  by notice to the directors in accordance with either (i) section 184 of the Act (notice in writing), or (ii) section 185 of the Act (general notice).

        184  The board may resolve that any situation referred to in Article 182 and disclosed to them under Article 183 shall also be subject to such terms as they may determine including, without limitation, the terms referred to in Articles 187(a) to 187(c).

        185  For the purposes of section 175 of the Act, the board may authorise any matter proposed to it in accordance with these Articles which would, if not so authorised, involve a breach of duty by a director under that section, including, without limitation, any matter which relates to a situation in which a director has, or can have, an interest which conflicts, or possibly may conflict, with the interests of the Company. Any such authorisation will be effective only if:

  (a)
  the matter in question shall have been proposed in writing (giving full particulars of the relevant situation) for consideration at a meeting of the board, in accordance with the board's normal procedures or in such other manner as the board may approve;

  (b)
  any requirement as to quorum at the meeting of the board at which the matter is considered is met without counting the director in question or any other interested director; and

  (c)
  the matter was agreed to without the interested directors voting or would have been agreed to if their votes had not been counted.

        The board may (whether at the time of the giving of the authorisation or subsequently) make any such authorisation subject to any limits or conditions it expressly imposes but such authorisation is otherwise given to the fullest extent permitted. The board may vary or terminate any such authorisation at any time.

        For the purposes of these Articles, a conflict of interest includes a conflict of interest and duty and a conflict of duties, and interest includes both direct and indirect interests.

        186  Any authorisation of a matter pursuant to Article 185 shall extend to any actual or potential conflict of interest which may reasonably be expected to arise out of the matter so authorised.

        187  Any authorisation of a matter under Article 185 shall be subject to such terms as the board may determine, whether at the time such authorisation is given or (without prejudice to the permissibility of any prior actions of a director that were, at the time they were taken, in accordance with the authorisation as then in force) subsequently, and may be terminated or varied by the board at any time. Such terms may include, without limitation, terms that the relevant directors:

  (a)
  may, subject to Article 192, be required by the Company to maintain in the strictest confidence any confidential information relating to the Company which also relates to the situation as a result of which the conflict arises (the conflict situation);

  (b)
  may, subject to Article 194, be required by the Company not to attend any part of a meeting of the directors at which any matter which may be relevant to the conflict situation is to be discussed, and not to view any board papers relating to such matters; and

  (c)
  shall not be obliged to account to the Company for any remuneration or other benefits received by him in consequence of the conflict situation.

        188  Notwithstanding any other provision of these Articles, no authorisation given in respect of any Parent Director may be revoked or amended to the extent that such authorisation was given on or before the date on which these Articles were adopted or relates to the relationship or connection of such Parent Director to Parent or any of its subsidiary undertakings.

        189  Subject to the provisions of the Statutes, and provided that he has disclosed to the board the nature and extent of his interest (unless the circumstances referred to in section 177(5) or section 177(6) of the Act apply, in which case no such disclosure is required) a director notwithstanding his office:

  (a)
  may be a party to, or otherwise interested in, any transaction, contract or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;

  (b)
  may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a director; and

  (c)
  may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise interested in, any body corporate:

  (i)
  in which the Company is (directly or indirectly) interested as shareholder or otherwise; or

  (ii)
  with which he has such a relationship at the request or direction of the Company.

        190  A director shall not, by reason of his office, be accountable to the Company for any remuneration or other benefit which he (or any person connected with him) derives from any office or employment or from any transaction or arrangement or from any interest in any body corporate:

  (a)
  the acceptance, entry into or existence of which has been approved by the board pursuant to Article 185 (subject, in any such case, to any limits or conditions to which such approval was subject); or

  (b)
  which he is permitted to hold or enter into by virtue of paragraph (a), (b) or (c) of Article 189,

nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Act.

        191  A director shall be under no duty to the Company with respect to any information which he obtains or has obtained otherwise than as a director of the Company and in respect of which he owes a duty of confidentiality to another person. However, to the extent that his relationship with that other person gives rise to a conflict of interest or possible conflict of interest, this Article 191 applies only if the existence of that relationship has been approved by the board pursuant to Article 185 (provided that, notwithstanding any other Article, the board shall not be entitled to impose any term on such approval that would be inconsistent with the provisions of this Article 191, Article 192 or Article 194). In particular, the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act because he fails:

  (a)
  to disclose any such information to the board or to any director or other officer or employee of the Company; and/or

  (b)
  to use or apply any such information in performing his duties as a director of the Company.

        192  Notwithstanding any other Article, each Parent Director shall be entitled to disclose to the Parent and its directors, officers and employees, any information regarding the Company regardless of how such Parent Director became aware of such information (including where he became so aware partly or wholly through the holding of office with, or performance of duties in respect of, the Company) and, to that extent, shall owe no duty of confidentiality to the Company regarding such information.

        193  Where the existence of a director's relationship with another person has been authorised and approved by the board pursuant to Article 185 and his relationship with that person gives rise to a conflict of interest or possible conflict of interest, the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act because he:

  (a)
  absents himself from meetings of the board at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

  (b)
  makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or for such documents and information to be received and read by a professional adviser, for so long as he reasonably believes such conflict of interest or possible conflict of interest subsists.

        194  Notwithstanding any other Article, each Parent Director may vote and be counted in the quorum in respect of any matter considered by the board notwithstanding any conflict of interest that could potentially exist due to the relationship or connection of such Parent Director to Parent or any of its subsidiary or parent undertakings. The previous sentence shall not apply in respect of any transaction or arrangement between Parent or any of its subsidiary or parent undertakings (other than the Company and any subsidiary undertaking thereof) and the Company not being a transaction or arrangement of the same general character as shall be entered into with the other shareholders of the Company generally, in respect of which each Parent Director (other than any Parent Director that is an Independent Director) shall not vote but may, if he wishes, be present at any board meeting regarding the same.

        195  Save as otherwise provided by these Articles, a director shall not vote at a meeting of the board or of any committee of the board or any resolution concerning a matter in which he has, directly or indirectly, an interest (other than by virtue of his interest in shares, debentures or other securities of or in or otherwise through the Company) which is material, or a duty which conflicts or can reasonably be regarded as likely to give rise to a conflict with the interests of the Company, unless his interest or duty arises only because one of the following applies (in which case he may vote and be counted in the quorum):

  (a)
  the resolution relates to the giving by him or any other person of a guarantee, security or indemnity in respect of money lent to, or an obligation incurred by him or by any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;

  (b)
  the resolution relates to the giving to a third party of a guarantee, security or indemnity in respect of an obligation of the Company or any of its subsidiary undertakings for which the director has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

  (c)
  his interest arises by virtue of his being, or intending to become, a participant in the underwriting or sub-underwriting of an offer of any shares, debentures or other securities by the Company or any of its subsidiary undertakings for subscription, purchase or exchange;

  (d)
  the resolution relates to a contract, arrangement, transaction or proposal concerning any other body corporate in which he or any person connected with him is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise, if he and any persons connected with him do not to his knowledge hold an interest (as that term is used in sections 820 to 825 of the Act) representing one per cent or more of either any class of the equity share capital of such body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate (any such interest being deemed for the purpose of this Article to be likely to give rise to a conflict with the interests of the Company in all circumstances);

  (e)
  the resolution relates to an arrangement for the benefit of the employees of the Company or any of its subsidiary undertakings, which does not award him any privilege or benefit not generally awarded to the employees to whom such arrangement relates;

  (f)
  the resolution relates to any proposal concerning any insurance which the Company is empowered to purchase and/or maintain for, or for the benefit of, any of the directors or for persons who include the directors;

  (g)
  the resolution relates to a subscription, or an agreement to subscribe, for shares or other securities of the Company or any of its subsidiary undertakings, or to underwrite, sub-underwrite or guarantee an offer of any such shares or securities by the Company or any of its subsidiary undertakings for subscription, purchase or exchange;

  (h)
  the resolution relates to the giving to a director of an indemnity against liabilities incurred or to be incurred by that director in the execution and discharge of his duties; or

  (i)
  the resolution relates to the provision to a director of funds to meet expenditure incurred or to be incurred by that director in defending criminal or civil proceedings against him or in connection with any application under any of the provisions mentioned in section 205(5) of the Act or in respect of an investigation by any regulatory authority or otherwise enabling him to avoid incurring that expenditure or relates to entering or performing obligations under an agreement pursuant to which the Company incurs costs directly in respect of an action or proceeding taken by a third party against the director.

        196  The provisions of Articles 191 to 193 are without prejudice to any equitable principle or rule of law which may excuse the director from

  (a)
  disclosing information, in circumstances where disclosure would otherwise be required under these Articles; or

  (b)
  attending meetings or discussions or receiving documents and information as referred to in Article 192, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles.

        197  For the purposes of Articles 182 to 184 inclusive:

  (a)
  an interest of a person who is, for the purpose of the Act (excluding any such modification thereof not in force when these Articles became binding on the Company), connected with a director shall be treated as an interest of the director and, in relation to an alternate director, an interest of his appointer shall be treated as an interest of the alternate director without prejudice to any interest which the alternate director otherwise has; and

  (b)
  an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

        198  The board may exercise the voting power conferred by the shares in any company held or owned by the Company in such matter and in all respects as it deems fit (including the exercise thereof in favour of any resolution appointing the directors or any of them directors of such company, or voting or providing for the remuneration to the directors of such company).

        199  A director shall be counted in the quorum present at a meeting in relation to a resolution on which he is not entitled to vote.

        200  If a question arises at a meeting of the board or of a committee of the board as to the rights of a director to vote, the question may, before the conclusion of the meeting, be referred to the chairman of the meeting (or if the director concerned is the chairman, to the other directors at the meeting) and his meeting in relation to any director (or, as the case may be, the ruling of the majority of the directors in relation to the chairman) shall be final and conclusive.

GRATUITIES, PENSIONS AND INSURANCE

        201 The board may (by establishment of, or maintenance of, schemes or otherwise) provide benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present director or employee of the Company or any of its subsidiary undertakings or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse, a civil partner, a former spouse and a former civil partner) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

        202  Subject to the provisions of the Act, and without prejudice to the provisions of Articles 264 to 267, the board may exercise all the powers of the Company to purchase and maintain insurance for or for the benefit of any person who is or was:

  (a)
  a director, officer or employee of the Company, or any body which is or was the holding company or subsidiary undertaking of the Company, or in which the Company or such holding company or subsidiary undertaking has or had any interest (whether direct or indirect) or with which the Company or such holding company or subsidiary undertaking is or was in any way allied or associated; or

  (b)
  a trustee of any pension fund in which employees of the Company or any other body referred to in paragraph (a) of this Article 202 are or have been interested,

including, without limitation, insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the relevant body or fund.

        203  No director or former director shall be accountable to the Company or the members liable to account for any benefit provided pursuant to these Articles. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company

        204  The board may make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiaries other than a director or former director or shadow director in connection with the cessation or the transfer of the whole or part of the undertaking of the Company or any subsidiary. Any such provision shall be made by a resolution of the board in accordance with section 247 of the Act.

PROCEEDINGS OF THE BOARD

        205  Subject to the provisions of these Articles and the Shareholder Agreement, the board may regulate its proceedings as it thinks fit. A director may, and the secretary at the request of a director shall, call a meeting of the board by giving notice of the meeting to each director. Notice of a board meeting shall be deemed to be given to a director if it is given to him personally or by word of mouth or sent in hard copy form to him at his last known address or such other address (if any) as may for the time being be specified by him or on his behalf to the Company for that purpose, or sent in electronic form to such address (if any) for the time being specified by him or on his behalf to the Company for that purpose. Questions arising at a meeting shall be decided by a majority of votes. Any director may waive notice of a meeting and any such waiver may be retrospective. Any notice pursuant to this Article need not be in writing if the board so determines and any such determination may be retrospective.

        206  Subject to the Shareholder Agreement, the quorum for the transaction of the business of the board may be fixed by the board and unless so fixed at any other number shall be a majority of the directors then in office. Any director who ceases to be a director at a board meeting may continue to be present and to act as a director and be counted in the quorum until the termination of the board meeting if no director objects.

        207  The continuing directors or a sole continuing director may act notwithstanding any vacancies in their number, but if the number of directors is less than the number fixed as the quorum the continuing directors or director may act only for the purpose of filling vacancies or of calling a general meeting.

        208  The board may appoint one of their number to be the chairman, and one of their number to be the deputy chairman, of the board and may at any time remove either of them from such office, provided that, until the Majority Holder Date, the Parent shall have the right to designate the chairman of the board. Unless he is unwilling to do so, the director appointed as chairman, or in his stead the director appointed as deputy chairman, shall preside at every meeting of the board at which he is present. If there is no director holding either of those offices, or if neither the chairman nor the deputy chairman is willing to preside or neither of them is present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be chairman of the meeting.

        209  All acts done by a meeting of the board, or of a committee of the board, or by a person acting as a director, shall, as regards all persons dealing in good faith with the Company, notwithstanding that it be afterwards discovered that there was a defect in the appointment of any director or any member of the committee or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director and had been entitled to vote.

        210  A resolution in writing agreed to by all the directors entitled to vote at a meeting of the board or of a committee of the board (not being less than the number of directors required to form a quorum of the board or committee of the board) shall be as valid and effectual as if it had been passed at a meeting of the board or (as the case may be) a committee of the board duly convened and held. For this purpose:

  (a)
  a director signifies his agreement to a proposed written resolution when the Company receives from him a document indicating his agreement to the resolution authenticated in the manner permitted by the Statutes for a document in the relevant form; and

  (b)
  the director may send the document in hard copy form or in electronic form to such address (if any) for the time being specified by the Company for that purpose.

        211  Without prejudice to the first sentence of Article 205, a person entitled to be present at a meeting of the board or of a committee of the board shall be deemed to be present for all purposes if he is able (directly or by electronic communication) to speak to and be heard by all those present or deemed to be present simultaneously. A director so deemed to be present shall be entitled to vote and be counted in a quorum accordingly. Such a meeting shall be deemed to take place where it is convened to be held or (if no director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is. The word meeting in these Articles shall be construed accordingly.

        212  The Company may by ordinary resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Articles prohibiting a director from voting at a meeting of the board or of a committee of the board.

        213  Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately. In such cases each of the directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment.

        214  If a question arises at a meeting of the board or of a committee of the board as to the entitlement of a director to vote, the question may, before the conclusion of the meeting, be referred to the chairman of the meeting and his ruling in relation to any director other than himself shall be final and conclusive except in a case where the nature or extent of the interests of the director concerned have not been fairly disclosed. If any such question arises in respect of the chairman of the meeting, it shall be decided by resolution of the board (on which the chairman shall not vote) and such resolution will be final and conclusive except in a case where the nature and extent of the interests of the chairman have not been fairly disclosed.

SECRETARY

        215  Subject to the provisions of the Statutes, the secretary shall be appointed by the board for such term, at such remuneration and on such conditions as it may think fit. Any secretary so appointed may be removed by the board, but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

MINUTES

        216  The board shall cause minutes to be recorded for the purpose of:

  (a)
  all appointments of officers made by the board;

  (b)
  all proceedings at meetings of the Company, the holders of any class of shares in the capital of the Company, the board and committees of the board, including the names of the directors present at each such meeting; and

  (c)
  all resolutions of the Company.

        217  Any such minutes, if purporting to be authenticated by the chairman of the meeting to which they relate or of the next meeting at which they are read, shall be sufficient evidence of the proceedings at the meeting without any further proof of the facts stated in them.

        218  Any such minutes must be kept for the period specified in the Act.

THE SEAL

        219  The seal shall only be used by the authority of a resolution of the board. The board may determine who shall sign any document executed under the seal. If they do not, it shall be signed by at least one authorised person in the presence of a witness who attests the signature. Any document may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the document or by applying the seal or a facsimile of it by any other means to the document. A document executed, with the authority of a resolution of the board, in any manner permitted by section 44(2) of the Act and expressed (in whatever form of words) to be executed by the Company has the same effect as if executed under the seal.

        220  The board may by resolution determine either generally or in any particular case that any certificate for shares or debentures or representing any other form of security may have any signature affixed to it by some mechanical or electronic means, or printed on it or, in the case of a certificate executed under the seal, need not bear any signature.

 REGISTERS

        221  Subject to the provisions of the Statutes, the Company may keep an overseas or local or other register in any place, and the board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

        222  Any director or the secretary or any other person appointed by the board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

  (a)
  any document comprising or affecting the constitution of the Company, whether in hard copy form or electronic form;

  (b)
  any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the board or any committee of the board, whether in hard copy form or electronic form; and

  (c)
  any book, record and document relating to the business of the Company, whether in hard copy form or electronic form (including without limitation the accounts).

        If certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the board or a committee of the board, whether in hard copy form or electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of proceedings at a duly constituted meeting.

DIVIDENDS

        223  Subject to the provisions of the Statutes, the Company may by ordinary resolution declare that out of the profits available for distribution there be paid dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the board.

        224  Subject to the provisions of the Statutes, the board may pay interim dividends if it appears to the board that they are justified by the profits of the Company available for distribution and the position of the Company. If the share capital is divided into different classes, the board may:

  (a)
  pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividends as well as on shares which confer preferential rights with regard to dividends, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear; and

  (b)
  pay at intervals settled by it any dividend payable at a fixed rate if it appears to the board that the profits available for distribution justify the payment.

        If the board acts in good faith it shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

        225  Dividends may be declared and paid in any currency or currencies that the board shall determine. The board may also determine the exchange rate and the relevant date for determining the value of the dividend in any currency.

        226  Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid, but no amount paid on a share in advance of the date on which a call is payable shall be treated for the purpose of this Article 226 as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid, but, if any share is allotted or issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly.

        227  A general meeting declaring a dividend may, on the recommendation of the board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets, including without limitation paid up shares or debentures of another body corporate. If the shares in respect of which any such proposed non-cash distribution is paid are uncertificated, any shares in the Company which are issued as non-cash consideration in respect of them must be uncertificated. The board may make any arrangements it thinks fit to settle any difficulty arising in connection with the distribution, including without limitation (a) the fixing of the value for distribution of any assets, (b) the payment of cash to any member on the basis of that value in order to adjust the rights of members, and (c) the vesting of any asset in a trustee.

        228  The board may deduct from any dividend or other monies payable to any member in respect of a share any monies presently payable by him to the Company in respect of that share. Where a person is entitled by transmission to a share, the board may retain any dividend payable in respect of that share until that person (or that person's transferee) becomes the holder of that share.

        229  Any dividend or other monies payable in respect of a share may be paid:

  (a)
  in cash; or

  (b)
  by cheque or warrant made payable to or to the order of the holder or person entitled to payment; or

  (c)
  by any direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment;

  (d)
  if any share is in uncertificated form, where the Company is authorised to do so by or on behalf of the holder or joint holders in such manner as the Company shall from time to time consider sufficient, the Company may also pay any such dividend, interest or other monies by means of the Relevant System concerned (subject always to the facilities and requirements of the Relevant System); or

  (e)
  by any other method approved by the board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment.

        Without prejudice to paragraph (d) of the foregoing, in respect of any shares in uncertificated form, such payment may include sending by the Company or any person on its behalf of an instruction to the Operator of the Relevant System to credit the cash memorandum account of the holder or joint holders or, if permitted by the Company, of such person as the holder or joint holders may direct in writing.

        230  If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

  (a)
  pay any dividend or other monies payable in respect of the share to any one of them and any one of them may give effectual receipt for that payment; and

  (b)
  for the purpose of Article 229, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

        231  A cheque or warrant may be sent by post:

  (a)
  where a share is held by a sole holder, to the registered address of the holder of the share; or

  (b)
  if two or more persons are the holders, to the registered address of the person who is first named in the Register; or

  (c)
  if a person is entitled by transmission to the share, as if it were a notice to be sent under Article 246; or

  (d)
  in any case, to such person and to such address as the person entitled to payment may direct by notice to the Company.

        232  Payment of a cheque or warrant by the bank on which it was drawn or the transfer of funds by the bank instructed to make the transfer shall be a good discharge to the Company Every cheque or warrant sent or transfer of funds made by the relevant bank or system in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any method used by the Company in accordance with Article 229.

        233  No dividend or other monies payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

        234  Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, if the board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other monies payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company's own account. Such payment shall not constitute the Company a trustee in respect of it. The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a member if those instruments have been returned undelivered, or left uncashed by that member, on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the member's new address. The entitlement conferred on the Company by this Article 234 in respect of any member shall cease if the member claims a dividend or cashes a dividend warrant or cheque.

CAPITALISATION OF PROFITS AND RESERVES

        235  Subject to any restrictions contained in the Shareholder Agreement, the board may in a manner consistent with the Policies (as defined in Article 155) with the authority of an ordinary resolution of the Company:

  (a)
  subject to the provisions of this Article 235, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund, including without limitation the Company's share premium account and capital redemption reserve, if any;

  (b)
  appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in the same proportions;

  (c)
  apply that sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article 235, only be applied in paying up shares to be allotted to members credited as fully paid;

  (d)
  allot the shares, debentures or other obligations credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other;

  (e)
  where shares or debentures become, or would otherwise become, distributable under this Article in fractions, make such provision as they think fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

  (f)
  authorise any person to enter into an agreement with the Company on behalf of all the members concerned providing for either:

  (i)
  the allotment to the members respectively, credited as fully paid, of any shares, debentures or other obligations to which they are entitled on the capitalisation; or

  (ii)
  the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under that authority shall be binding on all such members; and

  (g)
  generally do all acts and things required to give effect to the ordinary resolution.

        236  The board may, before recommending any dividend (whether preferential or otherwise), set aside out of the profits of the Company such sum as it deems fit as a reserve or reserves which shall, at the discretion of the board, be applicable for any purpose to which the profits of the Company may be properly applied, and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the board may deem fit, and so that it shall not be necessary to keep any investments constituting the reserve or reserves separate or distinct from any other investments of the Company. The board may also, without placing the same to reserve, carry forward any profits which it may deem prudent not to distribute.

RECORD DATES

        237  Notwithstanding any other provision of these Articles, and subject to the Act, the Company or the board may:

  (a)
  fix any date as the record date for any dividend, distribution, allotment or issue, which may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made;

  (b)
  for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time by which a person must be entered on the Register in order to have the right to attend or vote at the meeting, changes to the Register after the time specified by virtue of this Article 237 shall be disregarded in determining the rights of any person to attend or vote at the meeting; and

  (c)
  for the purpose of sending notices of general meetings of the Company, or separate general meetings of the holders of any class of shares in the capital of the Company, under these Articles, determine that persons entitled to receive such notices are those persons entered on the Register at the close of business on a day determined by the Company or the board, which day may not be more than 21 days before the day that notices of the meeting are sent.

 ACCOUNTS

        238  Without prejudice to the provisions of the Shareholder Agreement, no member shall (as such) have any right to inspect any accounting records or other book or document of the Company except as conferred by statute or authorised by the board or by ordinary resolution of the Company or order of a court of competent jurisdiction.

        239  Subject to the Statutes, a copy of the Company's annual accounts and reports for that financial year shall, at least 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the provisions of the Statutes, be sent (which for the avoidance of doubt shall include where given in electronic form or by website communication) to every member and to every holder of the Company's debentures, and to every person who is entitled to receive notice of meetings from the Company under the provisions of the Statutes or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint holders. A copy need not be sent to a person for whom the Company does not have a current address.

        240  Subject to the Statutes, the requirements of Article 239 shall be deemed satisfied in relation to any person by sending to the person, instead of such copies, a summary financial statement derived from the Company's annual accounts and the directors' report, which shall be in the form and containing the information prescribed by the Statutes and any regulations made under the Statutes.

COMMUNICATIONS

        241  Any notice to be sent to or by any person pursuant to these Articles shall be in writing (which for the avoidance of doubt shall include where given in electronic form or by website communication).

        242  Subject to Article 241 and unless otherwise provided by these Articles, the Company shall send or supply any Shareholder Information that is required or authorised to be sent or supplied to a member or any other person by the Company by a provision of the Statutes or pursuant to these Articles or to any other rules or regulations to which the Company may be subject in such form and by such means as it may in its absolute discretion determine provided that the provisions of the Act which apply to sending or supplying a document or information required or authorised to be sent or supplied by the Statutes shall, the necessary changes having been made, also apply to sending or supplying any document or information required or authorised to be sent by these Articles or any other rules or regulations to which the Company may be subject.

        243  Subject to Article 242 and unless otherwise provided by these Articles, a member or a person entitled by transmission to a share shall send any Shareholder Information pursuant to these Articles to the Company in such form and by such means as it may in its absolute discretion determine provided that:

  (a)
  the determined form and means are permitted by the Statutes for the purpose of sending or supplying a document or information of that type to a company pursuant to a provision of the Statutes; and

  (b)
  unless the board otherwise permits, any applicable condition or limitation specified in the Statutes, including without limitation as to the address to which the document or information may be sent, is satisfied.

        Unless otherwise provided by these Articles or required by the board, such Shareholder Information shall be authenticated in the manner specified by the Statutes for authentication of a document or information sent in the relevant form.

        244  In the case of joint holders of a share any Shareholder Information shall be sent to the joint holder whose name stands first in the Register in respect of the joint holding and any Shareholder Information so sent shall be deemed for all purposes sent to all the joint holders.

        245  A member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of shares in the capital of the Company shall be deemed to have been sent notice of the meeting and, where requisite, of the purposes for which it was called.

        246  Shareholder Information may be sent or supplied by the Company to the person or persons entitled by transmission to a share by sending it in any manner the Company may choose authorised by these Articles for the sending of a document or information to a member, addressed to them by name, or by the title of representative of the deceased, or trustee of the bankrupt or by any similar description at the address (if any) as may be supplied for that purpose by or on behalf of the person or persons claiming to be so entitled. Until such an address has been supplied, Shareholder Information may be sent in any manner in which it might have been sent if the death or bankruptcy or other event giving rise to the transmission had not occurred.

        247  Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the Register, has been sent to a person from whom he derives his title.

        248  Proof that Shareholder Information was properly addressed, prepaid and posted shall be conclusive evidence that the document or information was sent or supplied. Shareholder Information sent by the Company to a member by post shall be deemed to have been received:

  (a)
  if sent by first class post or special delivery post from an address in the United Kingdom to another address in the United Kingdom, or by a postal service similar to first class post or special delivery post from an address in another country to another address in that other country, on the day following that on which the document or information was posted; or

  (b)
  in any other case, on the second day following that on which the document or information was posted.

        249  Shareholder Information sent by the Company to a member by hand shall be deemed to have been received by the member when it is handed to the member or left at his registered address.

        250  Subject to the provisions of the Statutes, any notice or other Shareholder Information (excluding a share certificate) will be validly supplied if sent by the Company to any member or person nominated by a member to receive Shareholder Information in electronic form if that person has agreed (generally or specifically) (or, if the member is a company and is deemed by the Statutes to have agreed) that the communication may be sent in that form and:

  (a)
  the notice or other Shareholder Information is sent using electronic means (as that term is used in Section 1168 of the Act) to such address (or to one of the addresses if more than one) as may for the time being be notified by the member to the Company (generally or specifically) for that purpose or, if the intended recipient is a company, to such address as may be deemed by a provision of the Statutes to have been so satisfied;

  (b)
  the notice or other Shareholder Information is sent in electronic form; and

  (c)
  in each case that person has not revoked the agreement.

        251 Subject to the provisions of the Statutes, any notice or Shareholder Information (excluding a share certificate) will be validly supplied if it is made available by means of a website communication where that person has agreed, or is deemed by the Statutes to have agreed (generally or specifically) that the communication may be supplied to him in that manner and:

  (a)
  that person has not revoked the agreement;

  (b)
  that person is notified in a manner for the time being agreed for the purpose between that person and the Company of (i) the publication of the notice or other Shareholder Information on a website, (ii) the address of that website, and (iii) the place on that website where the notice of other Shareholder Information may be accessed and how it may be accessed;

  (c)
  the notice or other Shareholder Information continues to be published on the website throughout the period specified in the Act, provided that if the notice or other Shareholder Information is published on that website for a part but not all of such period, the notice or other Shareholder Information will be treated as published throughout that period if the failure to publish the notice or other Shareholder Information throughout that period is wholly attributable to circumstances that it would not be reasonable to have expected the Company to prevent or avoid.

        252  Proof that a document or information sent or supplied by electronic means was properly addressed shall be conclusive evidence that the document or information was sent or supplied. A document or information sent or supplied by the Company to a member in electronic form shall be deemed to have been received by the member on the day following that on which the document or information was sent to the member. Such a document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has failed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such document or information by post to the member.

        253  A document or information sent or supplied by the Company to a member by means of a website shall be deemed to have been received by the member:

  (a)
  when the document or information was first made available on the website; or

  (b)
  if later, when the member is deemed by Article 250, 251 or 252 to have received notice of the fact that the document or information was available on the website. Such a document or information shall be deemed received by the member on that day notwithstanding that the Company becomes aware that the member has failed to receive the relevant document or information for any reason and notwithstanding that the Company subsequently sends a hard copy of such document or information by post to the member.

        254  Where in accordance with these Articles a member is entitled or required to give or send to the Company a notice in writing, the Company may, if it in its absolute discretion so decides (and shall, if it is registered to do so or is deemed to have so agreed by any provision of the Statutes), permit such notices to be sent to the Company by such means of electronic communication as may from time to time be specified (or be deemed by the Statutes to be agreed) by the Company, so as to be received at such address as may for the time being be specified (or deemed by the Statutes to be specified) by the Company (generally or specifically) for the purpose. Any means of so giving or sending such notices by electronic communications shall be subject to any terms, limitations, conditions or restrictions that the board may from time to time prescribe.

        255  A member shall not be entitled to receive any document or information that is required or authorised to be sent or supplied to him by the Company by a provision of the Statutes or pursuant to these Articles or to any other rules or regulations to which the Company may be subject if documents or information sent or supplied to that member by post in accordance with the Articles have been returned undelivered to the Company:

  (a)
  on at least two consecutive occasions; or

  (b)
  on one occasion and reasonable enquiries have failed to establish the member's address.

        Without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general meeting.

        A member to whom this Article applies shall become entitled to receive such documents or information when he has given the Company an address to which they may be sent or supplied.

DESTRUCTION OF DOCUMENTS

        256  The Company shall be entitled to destroy:

  (a)
  all instruments of transfer of shares in the Company which have been registered, and all other documents on the basis of which any entry is made in the Register, at any time after the expiration of six years from the date of registration;

  (b)
  all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address at any time after the expiration of one year from the date of recording;

  (c)
  all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

  (d)
  all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

  (e)
  all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use; and

  (f)
  all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded.

        257  It shall conclusively be presumed in favour of the Company that:

  (a)
  every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 256 was duly and properly made;

  (b)
  every instrument of transfer destroyed in accordance with Article 256 was a valid and effective instrument duly and properly registered;

  (c)
  every share certificate destroyed in accordance with Article 256 was a valid and effective certificate duly and properly cancelled; and

  (d)
  every other document destroyed in accordance with Article 256 was a valid and effective document in accordance with its recorded particulars in the books or records of the Company,

  but

  (e)
  the provisions of this Article 257 and Article 256 apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties) to which the document might be relevant;

  (f)
  nothing in this Article 257 or Article 256 shall be construed as imposing on the Company any liability in respect of the destruction of any document earlier than the time specified in Article 256 or in any other circumstances which would not attach to the Company in the absence of this Article or Article 256; and

  (g)
  any reference in this Article 257 or Article 256 to the destruction of any document includes a reference to its disposal in any manner.

 UNTRACED MEMBERS

        258  The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a member or the shares to which a person is entitled by transmission if:

  (a)
  during the period of 12 years before the date of the publication of the advertisements referred to in paragraph (b) of this Article 258 (or, if published on different dates, the first date) (the relevant period) at least three dividends in respect of the shares in question have been declared and all dividend warrants and cheques which have been sent in the manner authorised by these Articles in respect of the shares in question have remained uncashed;

  (b)
  the Company shall as soon as practicable after expiry of the relevant period have inserted advertisements both in a national daily newspaper and in a newspaper circulating in the area of the last known address of such member or other person giving notice of its intention to sell the shares; and

  (c)
  during the relevant period and the period of three months following the publication of the advertisements referred to in paragraph (b) of this Article 258 (or, if published on different dates, the first date) the Company has received no indication either of the whereabouts or of the existence of such member or person.

        259  To give effect to any sale pursuant to Article 258, the board may (a) if the shares are in certificated form, authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer, or (b) where the shares are held in uncertificated form, in accordance with the Regulations, do all acts and things it considers necessary and expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer (including issuing a written notification to the Operator requiring the conversion of the shares into certificated form).

        260  An instrument of transfer executed by that person in accordance with Article 259 shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article 259(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

        261  The net proceeds of sale shall belong to the Company which shall be obliged to account to the former member or other person previously entitled for an amount equal to the proceeds. The Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. In relation to the debt, no trust is created and no interest is payable. The Company shall not be required to account for any money earned on the net proceeds of sale, which may be used in the Company's business or invested in such a way as the board from time to time thinks fit.

WINDING UP

        262  If the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by the Insolvency Act 1986:

  (a)
  divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members;

  (b)
  vest the whole or any part of the assets in trustees for the benefit of the members; and

  (c)
  determine the scope and terms of those trusts,

  but no member shall be compelled to accept any asset on which there is a liability.

        263  The power of sale of a liquidator shall include a power to sell wholly or partially shares or debentures or other obligations of another body corporate, either then already constituted, or about to be constituted, for the purpose of carrying out the sale.

INDEMNITY

        264  Subject to the Act but without prejudice to any indemnity to which he may otherwise be entitled, the Company shall indemnify, out of the assets of the Company, any director of the Company or of any associated company against all losses, liabilities and expenditures which he may sustain or incur in the execution and discharge of the duties of his office or otherwise in relation thereto, provided that this Article 264 shall only have effect insofar as its provisions are not void under sections 232 or 234 of the Act.

        265  The Company may also indemnify, out of the assets of the Company, any director of either the Company or any associated company where the Company or such associated company acts as trustee of a pension scheme, against liability incurred by him in connection with the relevant company's activities as trustee of such scheme, provided that this Article 265 shall only have effect insofar as its provisions are not void under sections 232 or 234 of the Act.

        266  Subject to sections 205(2) to (4) of the Act, the Company may provide a director with funds to meet expenditure incurred or to be incurred by him in defending (or seeking relief in respect of) any civil or criminal proceedings brought or threatened against him in connection with any alleged negligence, default, breach of duty or breach of trust by him in relation to the Company or an associated company, and the Company shall be permitted to take or omit to take any action or enter into any arrangement which would otherwise be prohibited under sections 197 to 203 of the Act to enable a director to avoid incurring such expenditure.

        267  The Company may also provide a director with funds to meet expenditure incurred or to be incurred by him in defending himself in an investigation by a regulatory authority or against action proposed to be taken by a regulatory authority in connection with any alleged negligence, default, breach of duty or breach of trust by him in relation to the Company or any associated company and the Company shall be permitted to take or omit to take any action or enter into any arrangement which would otherwise be prohibited under section 197 of the Act to enable a director to avoid incurring such expenditure.

        268  For the purpose of Articles 264, 265, 266 and 267 the expression associated company shall mean a company which is either a subsidiary or a holding company of the Company or a subsidiary of such holding company, as such terms are defined in the Act.

        269  Where any person becomes involved in a situation of any nature in connection with which the Company shall indemnify, may indemnify, may provide funds or may take or omit to take any action or enter into any arrangement which would enable a director to avoid incurring expenditure, in each case in accordance with any of Articles 264 to 268 above (the "Alternatives"), the Company may undertake to pay to any third party (as a direct and primary obligation of the Company to that third party) any expenses or costs in connection therewith to which any of the Alternatives could apply.

MANDATORY OFFER PROVISIONS

        270  The following terms used in Article 271 through Article 290 shall have the meanings set out in this Article:

        City Code shall mean the City Code on Takeover and Mergers as promulgated by the Panel on Takeovers and Mergers, as amended from time to time, and the phrase Panel on Takeovers and Mergers shall mean the Panel on Takeovers and Mergers or such other authority designated as the supervisory authority in the United Kingdom to carry out certain regulatory functions in relation to takeovers under the EC Directive on Takeover Bids (2004/25/EC);

        Control Shareholder means Parent or any of Parent's subsidiary or parent undertakings;

        Depositary Receipts means the certificates issued by a Depositary to evidence shares;

        271  A person other than a Depositary must not:

  (a)
  effect or purport to effect a Prohibited Acquisition (as defined in Article 280), or

  (b)
  except as a result of a Permitted Acquisition (as defined in Article 277):

  (i)
  whether by a series of transactions over a period of time or not, acquire an interest in shares which (taken together with shares in which persons determined by the board to be acting in concert with him or her are interested) carry 30 per cent. or more of the voting rights of the Company, or

  (ii)
  whilst he or she (together with persons determined by the board to be acting in concert with him or her) is interested in shares that in aggregate carry not less than 30 per cent. but not more than 50 per cent. of the voting rights of the Company, acquire, whether by himself or herself or with persons determined by the board to be acting in concert with him or her, an interest in any other shares that (taken together with any interests in shares held by persons determined by the board to be acting in concert with him or her) increases the percentage of shares carrying voting rights in which he or she is interested,

  (each of (i) and (ii) a Limit).

        272  Where any person other than a Depositary breaches any Limit, except as a result of a Permitted Acquisition, or becomes interested in any shares as a result of a Prohibited Acquisition, that person is in breach of these Articles.

        273  The board may do all or any of the following as it in its absolute discretion sees fit where it has reason to believe that any Limit is or may be breached or any Prohibited Acquisition has been or may be effected:

  (a)
  require any member or person appearing or purporting to be interested in any shares of the Company or any other person (other than, in each case, a Depositary in its capacity as Depositary) to provide such information as the board considers appropriate to determine any of the matters under Articles 271 through 290 inclusive (including, without limitation, information regarding (i) any persons acting in concert with such member or other person, and (ii) any interests in shares of such member (or other person or any persons acting in concert with any of them)),

  (b)
  have regard to such public filings as it considers appropriate to determine any of the matters under Articles 271 through 290 inclusive,

  (c)
  make such determinations under Articles 271 through 290 inclusive as it thinks fit, either after calling for submissions from affected members or other persons or without calling for such submissions,

  (d)
  determine that the voting rights attached to such number of shares held by such persons as the board may determine to be held, or in which such persons are or may be interested, in breach of these Articles (for the purposes of Articles 271 through 290 inclusive, Excess Shares) are from a particular time incapable of being exercised for a definite or indefinite period,

  (e)
  determine that members shall not be entitled in respect of any Excess Shares to be present at meetings of the Company or any class of shareholders,

  (f)
  determine that no transfer of any certificated Excess Shares (other than Excess Shares held by a Depositary in its capacity as Depositary) to or from an affected member (or other person or any persons acting in concert with them) shall be registered,

  (g)
  determine that some or all of the Excess Shares will not carry any right to any dividends or other distributions or other amount payable in respect of the Excess Shares from a particular time for a definite or indefinite period, and

  (h)
  take such other action as it thinks fit for the purposes of Articles 271 through 290 inclusive including:

  (i)
  prescribing rules (not inconsistent with Articles 271 through 290 inclusive),

  (ii)
  setting deadlines for the provision of information,

  (iii)
  drawing adverse inferences where information requested is not provided,

  (iv)
  making determinations or interim determinations,

  (v)
  appointing an expert to advise the board on any issues arising from this Article including any questions of interpretation,

  (vi)
  executing documents on behalf of a member,

  (vii)
  converting any Excess Shares held in uncertificated form into certificated form, or vice-versa,

  (viii)
  paying costs and expenses out of proceeds of sale, and

  (ix)
  changing any decision or determination or rule previously made.

        274  For the purpose of enforcing the sanction in Article 273(f), the board may give notice to the relevant member requiring the member to change the Excess Shares held in uncertificated form to certificated form by the time stated in the notice. The notice may also state that the member may not change any Excess Shares held in certificated form to uncertificated form. If the member does not comply with the notice, the board may require the Operator to convert Excess Shares held in uncertificated form into certificated form in the name and on behalf of the relevant member in accordance with the Regulations.

        275  Where any Excess Shares are held by any Depositary in its capacity as a Depositary, the provisions of Articles 271 through 290 shall be treated as applying only to such Excess Shares held by any such Depositary and not to any other shares held by the relevant Depositary.

        276  For the avoidance of doubt any shares held by a Depositary may still be Excess Shares. Notwithstanding the other provisions of these Articles, all interests in shares held by or on behalf of persons other than a Depositary with respect to shares held by such Depositary shall be taken into account for all purposes of Articles 271 through 290.

        277  An acquisition is a Permitted Acquisition (or, in the case of Article 277(c), an acquisition will become a Permitted Acquisition upon completion of the making and implementation of a Mandatory Offer in accordance with, and compliance with the other provisions of, Article 277(c)) if:

  (a)
  the board consents to the acquisition or the acquisition is pursuant to an offer made by or on behalf of an acquirer that is recommended by the board, or

  (b)
  the acquisition is made as a result of a voluntary offer made and implemented, save to the extent that the board determines otherwise:

  (i)
  for all of the issued and outstanding shares of the Company (except not necessarily for those already held by the acquirer),

    (ii)
    in cash (or accompanied by a cash alternative),

    (iii)
    at a price not less than the highest price at which the Offeror (or any person acting in concert with it) has acquired or been issued shares in the 12 month period prior to such offer being made,

    (iv)
    with the offer being open for acceptances for at least 14 days after such offer becomes or is declared unconditional as to acceptances, and

    (v)
    otherwise in accordance with the provisions of the City Code (as if the City Code applied to the Company), or

  (c)
  the acquisition is made pursuant to a single transaction which causes a breach of a Limit (otherwise than as a result of an offer) and provided that:

  (i)
  no further acquisitions are made by the acquirer (or any persons determined by the board to be acting in concert with him or her) other than: (A) pursuant to a Mandatory Offer made in accordance with Article 277(c)(ii) or (B) that are Permitted Acquisitions under Article 277(a) or (d), provided that no such further acquisition (other than pursuant to a Mandatory Offer made in accordance with Article 277(c)(ii)) shall be or become, in any event, a Permitted Acquisition under this Article 277(c) , and

  (ii)
  the acquirer makes, within 7 days of such breach, and does not subsequently withdraw, an offer which, except to the extent the board determines otherwise, is made and implemented in accordance with Rule 9 and the other relevant provisions of the City Code (as if it so applied to the Company) (a Mandatory Offer), and (for the avoidance of doubt) acquisitions pursuant to a Mandatory Offer shall (subject to compliance with the other provisions of this Article 277(c)) also be Permitted Acquisitions, or

  (d)
  the acquisition was approved previously by an ordinary resolution passed by a general meeting of members if no votes are cast in favour of the resolution by:

  (i)
  the person proposing to make the acquisition and any persons determined by the board to be acting in concert with him or her, or

  (ii)
  the persons (if any) from whom the acquirer (together with persons determined by the board to be acting in concert with him or her) has agreed to acquire shares or has otherwise obtained an irrevocable commitment in relation to the acquisition of shares by the acquirer or any persons determined by the board to be acting in concert with him or her.

        278  Unless the board determines otherwise, in the case of a Permitted Acquisition pursuant to Article 277(a), 277(b) or 277(c) above, an offer must also be made in accordance with Rule 15 of the City Code (as if Rule 15 applied to the Company, but excluding Rule 15(b) which shall not apply to the Company).

        279  No acquisition of any interest in shares which would give rise to a requirement for an offer pursuant to Article 277(c) may be made (and the board shall be entitled to refuse to register any transfer of shares effecting such acquisition) if the making or implementation of such offer would or might be dependent on the passing of a resolution at any meeting of shareholders of the offeror or upon any other conditions, consents or arrangements without the permission of the board.

        280  Unless: (a) the acquisition is a Permitted Acquisition; or (b) the board determines otherwise, an acquisition of an interest in shares by any person other than a Depositary is a Prohibited Acquisition if Rules 4 (Restrictions on dealings), 5 (Timing restrictions on acquisitions), 6 (Acquisitions resulting in an obligation to offer a minimum level of consideration) or 11 (Nature of consideration to be offered) of the City Code would in whole or part apply to the acquisition if the Company were subject to the

City Code and the acquisition of such interest in shares were made (or, if not yet made, would, if and when made, be) in breach of or otherwise would not comply with Rules 4, 5, 6, or 11 of the City Code.

        281  The board has full authority to determine the application of Articles 271 through 290 inclusive including as to the deemed application of relevant parts of the City Code (as if it applied to the Company). Such authority shall include all discretion vested in the Panel on Takeovers and Mergers (as if the City Code applied to the Company). Any resolution or determination of, or decision or exercise of any discretion or power by, the board acting in good faith and on such grounds as the board shall genuinely consider reasonable, irrespective of whether such grounds would be considered reasonable by any other party with or without the benefit of hindsight, shall be conclusive and binding on all persons concerned and shall not be open to challenge, whether as to its validity or otherwise on any ground whatsoever and, in the absence of fraud, the board shall not owe any duty of care to or have any liability to any person in respect of any cost, loss or expense as a result of any such resolution, determination, decision or exercise of any discretion or power. The board shall not be required to give any reasons for any decision, determination, resolution or declaration taken or made in accordance with Articles 271 through 290 inclusive.

        282  At all times when the Company is in an offer period pursuant to Article 277(c) each member other than a Depositary shall comply with the disclosure obligations set out in Rule 8 of the City Code as if the City Code applied to the Company provided that members shall make any required disclosures to the board of the Company on a private basis.

        283  If a person incurs an obligation to make an offer under Article 277(c), the board may waive the requirement to make such an offer if sufficient interests in shares are disposed of within a limited period (being a maximum of 14 days) to persons unconnected with such person, so that the percentage of shares carrying voting rights in which the person, together with persons acting in concert with him or her, is interested is reduced to below 30 per cent. in a manner satisfactory to the board.

        284  Neither a Depositary nor a receiver, liquidator or administrator of a company, or any other insolvency or bankruptcy official, is required to make an offer under Article 277(c) when he or it acquires an interest in shares carrying 30 per cent. or more of the voting rights in the Company in his or its capacity as such, but Article 277(c) shall for the avoidance of doubt apply to a purchaser from any such liquidator or administrator of the company or any other insolvency or bankruptcy official.

        285  Any one of more of the directors may act as the attorney(s) of any member in relation to the execution of documents and other actions to be taken for the sale of Excess Shares determined by the board under Articles 271 through 290 inclusive.

        286  No nominee of an offeror or persons acting in concert with it may be appointed as a director, nor may an offeror or any persons acting in concert with it exercise the votes attaching to any shares until the relevant offer has been declared unconditional in all respects.

        287  If a director is affiliated with any offeror or persons acting in concert with it under Articles 271 through 290 inclusive, he or she shall forthwith vacate his or her office if his or her resignation is requested by notice tendered at a meeting of the board by a majority of the other directors who are not so affiliated. For the purposes of this Article 287, like notices signed by each such director shall be effective as a single notice signed by all such directors.

        288  If any provision under Articles 271 through 290 inclusive or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then: (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent; (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction; and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of Articles 271 through 290 inclusive. Each provision of Articles 271 through 290 inclusive is severable from every other provision of such Articles, and each part of each provision of such Articles is severable from every other part of such provision.

        289  Where used in Articles 271 through 290 inclusive, the phrases offer, interest in shares, acting in concert and voting rights shall have the meanings ascribed to them in the City Code.

        290  Articles 271 through 289 inclusive only apply whilst the City Code does not apply to the Company. Nothing in Articles 271 through 289 inclusive shall apply to any sale, transfer or grant of shares or any interest in shares by, or acquisition of shares or any interest in shares from a Control Shareholder, unless the Control Shareholder otherwise determines by notice in writing to the Company in any case, provided that such Control Shareholder has the right to sell shares pursuant to a Permitted Acquisition in the same manner as other members. Nothing in Articles 271 through 289 inclusive shall apply to any acquisition of shares or any interest in shares by a Control Shareholder.

DISPUTE RESOLUTION

        291  The courts of England and Wales shall have exclusive jurisdiction to determine any dispute brought by a member in that member's capacity as such, or as a purported derivative claim in respect of a cause of action vested in the Company or seeking relief on behalf of the Company, against the Company or the board or any of the directors or officers individually (or against any combination of the foregoing persons), arising out of or in connection with these Articles or any non-contractual obligations arising out of or in connection with these Articles.

        292  In no situation shall any director or officer owe any duty of any nature whatsoever to any member (in that member's capacity as such).

        293  Damages alone may not be an adequate remedy for any breach of Article 291 or Article 292, so that, in the event of a breach or anticipated breach, the remedies of injunction and an order for specific performance would in appropriate circumstances each be available.

        294  The governing law of the Articles is the substantive law of England and these Articles shall be interpreted in accordance with English law.

        295  For the purposes of Articles 291 and 292:

  (a)
  a dispute shall mean any dispute, controversy or claim,

  (b)
  references to Company shall be read so as to include each and any of the Company's subsidiary undertakings from time to time, and

  (c)
  director and officer shall be read so as to include each and any director and officer of the Company from time to time in his capacity as such or as an employee of the Company and shall include any former director or officer of the Company.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 021ARC 1 U P X + Annual General Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board recommends a vote FOR all nominees, FOR Proposals 2, 3, 4, 5, 7, 8 and 9 and every 1 YR for Proposal 6. For Against Abstain 2. Ratification of the appointment of KPMG LLP as OMAM’s independent registered public accounting firm. 4. Authorization of OMAM’s Board of Directors to determine the remuneration of KPMG LLP. For Against Abstain 3. Appointment of KPMG LLP as OMAM’s U.K. statutory auditor under the Companies Act 2006. 5. Advisory vote to approve executive compensation. 6. Advisory vote on frequency of holding advisory vote on executive compensation. 7. Receipt and approval of the Directors’ Remuneration Policy. 8. Approval of the Directors’ Remuneration Report (other than the Directors’ Remuneration Policy). 9. Approval of new articles of association and adoption as OMAM’s articles of association in substitution for, and to the exclusion of, OMAM’s existing articles of association. IMPORTANT ANNUAL MEETING INFORMATION 01 - Peter L. Bain 04 - Kyle Prechtl Legg 07 - Donald J. Schneider 02 - Julian V.F. Roberts 05 - James J. Ritchie 03 - Ian D. Gladman 06 - John D. Rogers 1. Election of Directors: For Withhold Abstain For Withhold Abstain For Withhold Abstain 1 Yr 2 Yrs 3 Yrs Abstain For Against Abstain MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 3 4 4 5 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 1, 2015. Vote by Internet • Go to www.investorvote.com/OMAM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. This proxy is solicited on behalf of the Board of Directors for the Annual General Meeting to be held at 2:00 p.m. Eastern Time at the Harvard Club of New York City, 35 West 44th Street, New York, NY 10036, on May 1, 2015 The undersigned hereby appoints each of Julian V.F. Roberts, Peter L. Bain, Stephen H. Belgrad and Molly S. Mugler (each with full power of substitution) as proxies for the undersigned to attend the annual general meeting of OM Asset Management plc to be held at 2:00 p.m. Eastern Time on Friday, May 1, 2015 at the Harvard Club of New York City, 35 West 44th Street, New York, NY 10036, and any adjournment or postponement thereof, and to vote and act as indicated upon the matters on the reverse side hereof, and upon such other business as may lawfully come before the annual general meeting or any adjournment or postponement thereof, in respect of all ordinary shares which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. The undersigned acknowledges receipt of the notice of the annual general meeting of OM Asset Management plc, the related proxy statement and the 2014 Annual Report on Form 10-K. The undersigned revokes any proxy or proxies previously given for the undersigned’s ordinary shares. The undersigned ratifies and confirms any actions that the persons holding the undersigned’s proxy, or their substitutes, by virtue of this executed card, take in accordance with the proxy granted hereunder. This proxy is revocable and the undersigned may revoke it at any time prior to the annual general meeting by (i) signing a new proxy card with a date later than the previously delivered proxy card and submitting it as instructed in the proxy statement, (ii) re-voting by Internet or by telephone as instructed in the proxy statement, (iii) notifying the Company Secretary in writing before the annual general meeting of revocation or (iv) attending the annual general meeting in person and voting in person. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” EACH OF THE SEPARATE RESOLUTIONS CONTAINED IN RESOLUTION 1 RELATING TO THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS, “FOR” RESOLUTIONS 2, 3, 4, 5, 7, 8 AND 9 AND “EVERY 1 YR” FOR PROPOSAL 6, AS INDICATED ON THE REVERSE SIDE HEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY LAWFULLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Proxy — OM Asset Management plc Change of Address — Please print your new address below. Comments — Please print your comments below. C Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q